                                                                    EXHIBIT 99.1

                              ACQUIRED BUSINESSES

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
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
ALAMO BAGELS, L.P.
Report of Independent Public Accountants....................   F-5
Financial Statements:
  Balance Sheet as of December 29, 1996.....................   F-6
  Statement of Operations for the period from October 11,
     1996 (inception) through December 29, 1996.............   F-7
  Statement of Partners' Capital for the period from October
     11, 1996 (inception) through December 29, 1996.........   F-8
  Statement of Cash Flows for the period from October 11,
     1996 (inception) through December 29, 1996.............   F-9
  Notes to Financial Statements.............................   F-10
  Statements of Operations for the period from October 11,
     1996 (inception) through December 29, 1996 and for the
     period from December 30, 1996 through April 20, 1997
     (merger)...............................................   F-15
  Statements of Cash Flows for the period from October 11,
     1996 (inception) through December 29, 1996 and for the
     period from December 30, 1996 through April 20, 1997
     (merger)...............................................   F-16
  Notes to Unaudited Financial Statements...................   F-17

BCE WEST BAGELS, L.L.C.
Report of Independent Public Accountants....................   F-19
Financial Statements:
  Balance Sheet as of December 29, 1996.....................   F-20
  Statement of Operations for the fiscal year ended December
     29, 1996...............................................   F-21
  Statement of Members' Equity for the fiscal year ended
     December 29, 1996......................................   F-22
  Statement of Cash Flows for the fiscal year ended December
     29, 1996...............................................   F-23
  Notes to Financial Statements.............................   F-24
  Statements of Operations for the fiscal year ended
     December 29, 1996, for the three quarters ended October
     6, 1996 and for the period from December 30, 1996
     through April 20, 1997 (merger)........................   F-29
  Statements of Cash Flows for the fiscal year ended
     December 29, 1996, for the three quarters ended October
     6, 1996 and for the period from December 30, 1996
     through April 20, 1997 (merger)........................   F-30
  Notes to Unaudited Financial Statements...................   F-31

COLONIAL BAGELS, L.P.
Report of Independent Public Accountants....................   F-33
Financial Statements:
  Balance Sheet as of December 29, 1996.....................   F-34
  Statement of Operations for the period from June 5, 1996
     (inception) through December 29, 1996..................   F-35
  Statement of Partners' Capital for the period from June 5,
     1996 (inception) through December 29, 1996.............   F-36
  Statement of Cash Flows for the period from June 5, 1996
     (inception) through December 29, 1996..................   F-37
  Notes to Financial Statements.............................   F-38
  Balance Sheets at December 29, 1996 and October 5, 1997...   F-43
  Statements of Operations for the period from June 5, 1996
     (inception) through December 29, 1996, for the period
     from June 5, 1996 (inception) through October 6, 1996
     and for the three quarters ended October 5, 1997.......   F-44
  Statements of Cash Flows for the period from June 5, 1996
     (inception) through December 29, 1996, for the period
     from June 5, 1996 (inception) through October 6, 1996
     and for the three quarters ended October 5, 1997.......   F-45
  Notes to Unaudited Financial Statements...................   F-46

FINEST BAGELS, L.P.
Report of Independent Public Accountants....................   F-48
Financial Statements:
  Balance Sheet as of December 29, 1996.....................   F-49
  Statement of Operations for the fiscal year ended December
     29, 1996...............................................   F-50
  Statement of Members' Equity for the fiscal year ended
     December 29, 1996......................................   F-51
  Statement of Cash Flows for the fiscal year ended December
     29, 1996...............................................   F-52
  Notes to Financial Statements.............................   F-53
  Statements of Operations for the fiscal year ended
     December 29, 1996, for the three quarters ended October
     6, 1996 and for the two quarters ended July 13, 1997
     (merger)...............................................   F-58
  Statements of Cash Flows for the fiscal year ended
     December 29, 1996, for the three quarters ended October
     6, 1996 and for the two quarters ended July 13, 1997
     (merger)...............................................   F-59
  Notes to Unaudited Financial Statements...................   F-60

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
GREAT LAKES BAGELS, L.P.
Report of Independent Public Accountants....................  F-62
Financial Statements:
  Balance Sheet as of December 29, 1996.....................  F-63
  Statement of Operations for the period from June 16, 1996
     (inception) through December 29, 1996..................  F-64
  Statement of Members' Equity for the period from June 16,
     1996 (inception) through December 29, 1996.............  F-65
  Statement of Cash Flows for the period from June 16, 1996
     (inception) through December 29, 1996..................  F-66
  Notes to Financial Statements.............................  F-67
  Balance Sheets at December 29, 1996 and October 5, 1997...  F-72
  Statements of Operations for the period from June 16, 1996
     (inception) through December 29, 1996, for the period
     from June 16, 1996 (inception) through October 6, 1996
     and for the three quarters ended October 5, 1997.......  F-73
  Statements of Cash Flows for the period from June 16, 1996
     (inception) through December 29, 1996, for the period
     from June 16, 1996 (inception) through October 6, 1996
     and for the three quarters ended October 5, 1997.......  F-74
  Notes to Unaudited Financial Statements...................  F-75

GULFSTREAM BAGELS, L.P.
Report of Independent Public Accountants....................  F-77
Financial Statements:
  Balance Sheet as of December 29, 1996.....................  F-78
  Statement of Operations for the period from March 25, 1996
     (inception) through December 29, 1996..................  F-79
  Statement of Partners' Capital for the period from March
     25, 1996 (inception) through December 29, 1996.........  F-80
  Statement of Cash Flows for the period from March 25, 1996
     (inception) through December 29, 1996..................  F-81
  Notes to Financial Statements.............................  F-82
  Balance Sheets at December 29, 1996 and October 5, 1997...  F-87
  Statements of Operations for the period from March 25,
     1996 (inception) through December 29, 1996, for the
     period from March 25, 1996 (inception) through October
     6, 1996 and for the three quarters ended October 5,
     1997...................................................  F-88
  Statements of Cash Flows for the period from March 25,
     1996 (inception) through December 29, 1996, for the
     period from March 25, 1996 (inception) through October
     6, 1996 and for the three quarters ended October 5,
     1997...................................................  F-89
  Notes to Unaudited Financial Statements...................  F-90

LIBERTY FOODS, L.L.C.
Report of Independent Public Accountants....................  F-92
Financial Statements:
  Balance Sheet as of December 29, 1996.....................  F-93
  Statement of Operations for the period from April 17, 1996
     (inception) through December 29, 1996..................  F-94
  Statement of Members' Equity for the period from April 17,
     1996 (inception) through December 29, 1996.............  F-95
  Statement of Cash Flows for the period from April 17, 1996
     (inception) through December 29, 1996..................  F-96
  Notes to Financial Statements.............................  F-97
  Statements of Operations for the period from April 17,
     1996 (inception) through December 29, 1996, for the
     period from April 17, 1996 (inception) through October
     6, 1996 and for the period from December 30, 1996
     through April 20, 1997 (merger)........................  F-102
  Statements of Cash Flows for the period from April 17,
     1996 (inception) through December 29, 1996, for the
     period from April 17, 1996 (inception) through October
     6, 1996 and for the period from December 30, 1996
     through April 20, 1997 (merger)........................  F-103
  Notes to Unaudited Financial Statements...................  F-104

MAYFAIR BAGELS, L.P.
Report of Independent Public Accountants....................  F-106
Financial Statements:
  Balance Sheet as of December 29, 1996.....................  F-107
  Statement of Operations for the period from April 1, 1996
     (inception) through December 29, 1996..................  F-108
  Statement of Members' Equity for the period from April 1,
     1996 (inception) through December 29, 1996.............  F-109
  Statement of Cash Flows for the period from April 1, 1996
     (inception) through December 29, 1996..................  F-110
  Notes to Financial Statements.............................  F-111
  Statements of Operations for the period from April 1, 1996
     (inception) through December 29, 1996, for the period
     from April 1, 1996 (inception) through October 6, 1996
     and for the two quarters ended July 13, 1997
     (merger)...............................................  F-117

                                                              PAGE
                                                              ----
  Statements of Cash Flows for the period from April 1, 1996
     (inception) through December 29, 1996, for the period
     from April 1, 1996 (inception) through October 6, 1996
     and for the two quarters ended July 13, 1997
     (merger)...............................................  F-118
  Notes to Unaudited Financial Statements...................  F-119

NOAH'S BAY AREA BAGELS, L.L.C.
Report of Independent Public Accountants....................  F-121
Financial Statements:
  Balance Sheet as of December 29, 1996.....................  F-122
  Statement of Operations for the period from July 15, 1996
     (inception) through December 29, 1996..................  F-123
  Statement of Members' Equity for the period from July 15,
     1996 (inception) through December 29, 1996.............  F-124
  Statement of Cash Flows for the period from July 15, 1996
     (inception) through December 29, 1996..................  F-125
  Notes to Financial Statements.............................  F-126

  Statements of Operations for the period from July 15, 1996
     (inception) through December 29, 1996, for the period
     from July 15, 1996 (inception) through October 6, 1996
     and for the two quarters ended July 13, 1997
     (merger)...............................................  F-131
  Statements of Cash Flows for the period from July 15, 1996
     (inception) through December 29, 1996, for the period
     from July 15, 1996 (inception) through October 6, 1996
     and for the two quarters ended July 13, 1997
     (merger)...............................................  F-132
  Notes to Unaudited Financial Statements...................  F-133

NOAH'S PACIFIC, L.L.C.
Report of Independent Public Accountants....................  F-135
Financial Statements:
  Balance Sheet as of December 29, 1996.....................  F-136
  Statement of Operations for the period from June 17, 1996
     (inception) through December 29, 1996..................  F-137
  Statement of Members' Equity for the period from June 17,
     1996 (inception) through December 29, 1996.............  F-138
  Statement of Cash Flows for the period from June 17, 1996
     (inception) through December 29, 1996..................  F-139
  Notes to Financial Statements.............................  F-140
  Balance Sheets at December 29, 1996 and October 5, 1997...  F-145
  Statement of Operations for the period from June 17, 1996
     (inception) through December 29, 1996, for the period
     from June 17, 1996 (inception) through October 6, 1996
     and for the three quarters ended October 5, 1997.......  F-146
  Statement of Cash Flows for the period from June 17, 1996
     (inception) through December 29, 1996, for the period
     from June 17, 1996 (inception) through October 6, 1996
     and for the three quarters ended October 5, 1997.......  F-147
  Notes to Unaudited Financial Statements...................  F-148

PHILLY ROSE, L.P.
Report of Independent Public Accountants....................  F-150
Financial Statements:
  Balance Sheet as of December 29, 1996.....................  F-151
  Statement of Operations for the period from April 18, 1996
     (inception) through December 29, 1996..................  F-152
  Statement of Partners' Capital for the period from April
     18, 1996 (inception) through December 29, 1996.........  F-153
  Statement of Cash Flows for the period from April 18, 1996
     (inception) through December 29, 1996..................  F-154
  Notes to Financial Statements.............................  F-155
  Statements of Operations for the period from April 18,
     1996 (inception) through December 29, 1996, for the
     period from April 18, 1996 (inception) through October
     6, 1996 and for the period from December 30, 1996
     through June 15, 1997 (merger).........................  F-160
  Statements of Cash Flows for the period from April 18,
     1996 (inception) through December 29, 1996, for the
     period from April 18, 1996 (inception) through October
     6, 1996 and for the period from December 30, 1996
     through June 15, 1997 (merger).........................  F-161
  Notes to Unaudited Financial Statements...................  F-162

SUNBELT BAGELS, L.L.C.
Financial Statements:
  Balance Sheet at October 5, 1997..........................  F-164
  Statements of Operations for the period from March 24,
     1997 (inception) through October 5, 1997...............  F-165
  Statements of Cash Flows for the period from March 24,
     1997 (inception) through October 5,
     1997...................................................  F-166
  Notes to Unaudited Financial Statements...................  F-167

                               ALAMO BAGELS, L.P.

                              FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996
                      TOGETHER WITH REPORT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of Alamo Bagels, L.P.:

     We have audited the accompanying balance sheet of Alamo Bagels, L.P. (a Delaware limited partnership) as of December 29, 1996 and the related statements of operations, partners' capital and cash flows for the period from inception (October 11, 1996) through December 29, 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alamo Bagels, L.P. as of December 29, 1996 and the results of its operations and its cash flows for the period from inception (October 11, 1996) through December 29, 1996, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado
March 18, 1997

                               ALAMO BAGELS, L.P.

                                 BALANCE SHEET
                            AS OF DECEMBER 29, 1996

ASSETS
Current Assets:
  Cash......................................................  $   62,136
  Inventories...............................................      80,152
  Prepaid expenses and other current assets.................     288,424
                                                              ----------
          Total current assets..............................     430,712
Property, Equipment and Other Related Assets, net...........   5,179,234
Costs in Excess of Net Assets Acquired, net.................     545,388
Notes Receivable............................................     300,000
Other Assets, net...........................................     803,174
                                                              ----------
          Total assets......................................  $7,258,508
                                                              ==========
LIABILITIES AND PARTNERS' CAPITAL
Current Liabilities:
  Accounts payable..........................................  $  883,045
  Accrued expenses..........................................     160,640
                                                              ----------
          Total current liabilities.........................   1,043,685
Convertible Debt............................................   3,377,513
Commitments (Note 8)
Partners' Capital...........................................   2,837,310
                                                              ----------
          Total liabilities and partners' capital...........  $7,258,508
                                                              ==========

The accompanying notes to the financial statements are an integral part of this statement.

                               ALAMO BAGELS, L.P.

                            STATEMENT OF OPERATIONS
                FOR THE PERIOD FROM OCTOBER 11, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Revenue.....................................................  $ 304,688
Costs and Expenses:
  Cost of products sold.....................................    131,173
  Salaries and benefits.....................................    298,297
  General and administrative................................    424,524
                                                              ---------
          Total costs and expenses..........................    853,994
                                                              ---------
Loss from Operations........................................   (549,306)
Interest Expense............................................    (15,846)
                                                              ---------
Net Loss....................................................  $(565,152)
                                                              =========

The accompanying notes to the financial statements are an integral part of this statement.

                               ALAMO BAGELS, L.P.

                         STATEMENT OF PARTNERS' CAPITAL
                FOR THE PERIOD FROM OCTOBER 11, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

                                           GENERAL PARTNER        LIMITED PARTNER
                                          ------------------   ----------------------     TOTAL
                                           UNITS     AMOUNT      UNITS       AMOUNT       AMOUNT
                                          -------   --------   ---------   ----------   ----------
Balances, inception.....................       --   $     --          --   $       --   $       --
Units issued for capital
  contributions.........................  400,000    400,000   3,000,000    3,000,000    3,400,000
Non-employee stock option expense.......       --      2,462          --           --        2,462
Net loss................................       --    (66,123)         --     (499,029)    (565,152)
                                          -------   --------   ---------   ----------   ----------
Balances, December 29, 1996.............  400,000   $336,339   3,000,000   $2,500,971   $2,837,310
                                          =======   ========   =========   ==========   ==========

The accompanying notes to the financial statements are an integral part of this statement.

                               ALAMO BAGELS, L.P.

                            STATEMENT OF CASH FLOWS
                FOR THE PERIOD FROM OCTOBER 11, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Cash Flows from Operating Activities:
  Net loss..................................................          $  (565,152)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Depreciation and amortization..........................               76,185
     Non-employee stock option expense......................                2,462
  Changes in assets and liabilities, excluding effects from
     acquisition:
     Inventories............................................              (80,152)
     Prepaid expenses and other current assets..............             (288,424)
     Accounts payable and accrued expenses..................            1,043,685
     Other assets...........................................             (803,187)
                                                                      -----------
          Net cash used in operating activities.............             (614,583)
Cash Flows from Investing Activities:
  Purchase of property, equipment and other related
     assets.................................................           (1,472,558)
  Purchase of net assets from ENBC..........................           (4,328,236)
                                                                      -----------
          Net cash used in investing activities.............           (5,800,794)
Cash Flows from Financing Activities:
  Proceeds from issuance of partnership units...............            3,100,000
  Proceeds from convertible debt............................            6,767,513
  Repayment on convertible debt.............................           (3,390,000)
                                                                      -----------
          Net cash provided by financing activities.........            6,477,513
                                                                      -----------
Net Increase in Cash........................................               62,136
Cash, inception.............................................                   --
                                                                      -----------
Cash, end of period.........................................          $    62,136
                                                                      ===========
Supplemental Disclosure of Cash Flow Information:
  Interest paid.............................................          $     8,869
                                                                      ===========
Supplemental Disclosure of Noncash Financing Activities:
  Partnership units issued in exchange for notes
     receivable.............................................          $   300,000
                                                                      ===========

The accompanying notes to the financial statements are an integral part of this statement.

                               ALAMO BAGELS, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996

(1) DESCRIPTION OF BUSINESS

     Alamo Bagels, L.P. (the "Partnership") owns and operates retail food service establishments under franchise agreements with Einstein/Noah Bagel Corp. ("ENBC"), to open and operate stores under the Einstein Bros. Bagels brand name. The Einstein Bros. Bagels concept is designed to combine the authentic tastes of a bagel bakery with the atmosphere of a neighborhood coffee shop, offering products including fresh-baked bagels, proprietary cream cheeses, specialty coffees and teas, and creative sandwiches. The Partnership was formed on October 11, 1996.

     The Partnership has an Area Development Agreement ("ADA") with ENBC, granting it the right to open 110 stores in portions of Texas. The ADA requires the Partnership to complete the store development by December 31, 2000. The Partnership had 6 stores open at December 29, 1996. Pursuant to the franchise agreements, the Partnership is required to make periodic royalty payments based on net revenue, and pay franchise, real estate development, software license, software maintenance and other support service fees on a per store basis. The Partnership is also required to make advertising fund contributions to national and local advertising funds.

     For the period from October 11, 1996 (inception) through December 29, 1996, the Partnership had a net loss of $565,152 and negative working capital of $612,973. The Partnership is currently in a state of rapid expansion as it continues to open stores in accordance with its ADA. The Partnership's ability to continue this expansion is contingent upon management's ability to raise additional equity and/or obtain additional financing. Management of the Partnership believes it will be able to continue to raise such equity and obtain such additional financing required to satisfy its ADA.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Fiscal Year

     The Partnership's fiscal year is the 52/53-week period ending on the last Sunday of December.

  Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market and consist of food, paper products and supplies.

  Property, Equipment and Other Related Assets

     Property, equipment and other related assets are stated at cost less accumulated depreciation and amortization. The provision for depreciation and amortization has been calculated using the straight-line method. These assets are depreciated and amortized over the following useful lives:

Buildings and improvements..................................  5-15 years
Equipment and software......................................   3-8 years
Furniture and fixtures......................................  7-15 years
ADA and franchise fees......................................    15 years
Preopening costs............................................     1 year

     Property, equipment and other related asset additions include acquisitions of buildings, equipment, software, leasehold improvements and major improvements to existing stores. Additions also include costs incurred in the development and construction of new stores, including real estate development and franchise fees paid to ENBC. Expenditures for maintenance and repairs are charged to expense as incurred.

                               ALAMO BAGELS, L.P.

     Preopening costs consist primarily of salaries and other incremental direct expenses relating to the set up, initial stocking, training and general store management activities incurred prior to the opening of new stores. Amortization begins on the date the store is opened.

  Costs in Excess of Net Assets Acquired

     The excess purchase price over the fair value of net assets acquired is being amortized on a straight-line basis over 15 years.

  Notes Receivable

     The Partnership has received notes receivable from certain unit holders in exchange for their partner units. In general, these notes are due within three years of issuance, bear interest at the prime rate and are collateralized by the partner units.

  Revenue Recognition

     Revenue is recognized in the period in which related food and beverage products are sold.

  Income Taxes

     The Partnership is considered a flow-through entity for federal and state income tax purposes. Any taxable income or loss is reported by the partners on their individual tax returns in accordance with the Partnership's Operating Agreement.

  Allocation of Profits, Losses and Distributions

     Profits and losses of the Partnership for any fiscal year are allocated to the partners in proportion to their units; provided, however, that all items of income, gain, loss or deductions related to the exercise of options granted pursuant to any option plan (Note 7) shall be allocated to the partner exercising the option.

     Distributions shall be made at such times and in such amounts as may be determined by the General Partner, subject to compliance with the covenants set forth in the Partnership's secured loan agreement (Note 5). The General Partner shall cause the Partnership to make distributions on an annual basis to each partner in an amount equal to the estimated tax liability of the partner resulting from the operations of the Partnership. Distributions shall be made to the partners in proportion to their units held.

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                               ALAMO BAGELS, L.P.

(3) SUPPLEMENTAL FINANCIAL STATEMENT DATA

                                                              DECEMBER 29,
                                                                  1996
                                                              ------------
Property, equipment and other related assets:
  Buildings and improvements................................   $2,668,090
  Furniture, fixtures, equipment and software...............    1,866,614
  ADA and franchise fees....................................      550,000
  Preopening costs..........................................      162,179
                                                               ----------
                                                                5,246,883
  Less accumulated depreciation and amortization............      (67,649)
                                                               ----------
          Total property, equipment and other related
           assets, net......................................   $5,179,234
                                                               ==========
Costs in excess of net assets acquired......................   $  553,910
  Less accumulated amortization.............................       (8,522)
                                                               ----------
          Total costs in excess of net assets acquired,
           net..............................................   $  545,388
                                                               ==========
Other assets:
  Prepaid franchise fees....................................   $  795,000
  Organization costs, net of accumulated amortization of
     $14....................................................        3,868
  Other assets..............................................        4,306
                                                               ----------
          Total other assets, net...........................   $  803,174
                                                               ==========

(4) PURCHASE OF NET ASSETS FROM ENBC

     On October 11, 1996, the Partnership paid to ENBC a total of $2,693,000 consisting of the net tangible assets of 14 sites for approximately $2,139,000 and costs in excess of net assets acquired of approximately $554,000. In addition, the Partnership paid approximately $1,635,000 for certain rights and fees to develop future stores. The transaction has been accounted for under the purchase method of accounting. The pro forma effect of this transaction is not significant to the accompanying financial statements.

(5) CONVERTIBLE DEBT

     The Partnership has entered into a secured loan agreement (the "Agreement") with ENBC, which provides ENBC the right to convert all or a portion of the loan into units of partners' capital at $1.12 per unit. The specified percentage of partners' capital to be acquired on conversion is dependent on the amount of financing to be provided in relation to the total capital and rights outstanding, but would constitute at least a majority of the capital of the Partnership on a fully diluted basis in the event all of the loan was converted. The loan may be converted by ENBC at any time subsequent to October 1998, subject to the Partnership completing 80% of its development schedule, and up to October 2004, or at any time upon the Partnership being in default on the loan. Additionally, during this same time period, to the extent the loan is not fully drawn or has been drawn and repaid, ENBC has the option to acquire, at the loan conversion price, as defined, the amount of additional units it could have acquired by conversion of the loan had it been fully drawn. The loan is collateralized by substantially all of the assets of the Partnership and a pledge of the voting members' capital of the Partnership. The Agreement contains various restrictive covenants including restricting cash dividends and limiting additional indebtedness. The Partnership was in compliance with all such covenants at December 29, 1996.

     Interest is based upon the reference rate of the Bank of America Illinois (8.25% as of December 29, 1996) plus 1%. Interest-only payments are required through October 1999, at which time the loan converts to

                               ALAMO BAGELS, L.P.

an amortizing term loan payable through October 2004, with a final balloon payment. The Agreement provides for a line of credit of $12,400,000 with $3,377,513 drawn as of December 29, 1996.

     As of December 29, 1996, principal maturities were as follows:

1997.............................................  $       --
1998.............................................          --
1999.............................................      77,943
2000.............................................     337,751
2001.............................................     337,751
Thereafter.......................................   2,624,068
                                                   ----------
                                                   $3,377,513
                                                   ==========

(6) PARTNERS' CAPITAL

     The holders of certain of the limited partnership units have the right to require the Partnership to redeem all of the limited partnership units at a pre-determined formula price ("Put Price") based on the store level cash flow of the Partnership in the event that (i) ENBC acquires a majority interest in the Partnership pursuant to the exercise of its conversion or option rights under the Agreement; (ii) ENBC does not consent to the Partnership's request to undertake a firm commitment underwritten public offering after ENBC's conversion and option rights under its agreement with the Partnership have expired unexercised; or (iii) ENBC does not consent to the Partnership's request to terminate its development and franchise agreements with ENBC after ENBC's conversion and option rights under its loan agreement with the Partnership have expired unexercised. In the event the Partnership does not redeem the limited partnership units when required to do so, ENBC will be obligated to purchase these units at the same price applicable to the Partnership.

(7) EMPLOYEE UNIT OPTION PLANS

     A maximum of 1,942,000 voting units are available for grant to employees and certain non-employees pursuant to the 1996 Unit Option Plan (the "Option Plan"). The option price is equal to the fair market value on the date of grant, as determined by the General Partner. All unit options granted under the Option Plan are exercisable up to 10 years from the date of grant. The options generally vest at a rate of 10% at the end of the first year, an additional 20% at the end of the second year, an additional 30% at the end of the third year and the balance at the end of the fourth year from the date of grant.

     The Partnership accounts for the employee options using the intrinsic value based method under which no compensation cost has been recognized in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation". If a fair value based method had been adopted, the Partnership's pro forma net loss would have been $567,614 for the period ended December 29, 1996.

     Non-employee options are accounted for using a fair value approach which resulted in $2,462 of compensation expense for the period ended December 29, 1996.

                               ALAMO BAGELS, L.P.

     The following table summarizes stock option activity and the related weighted average exercise price of the options.

                                                                     1996
                                                              -------------------
                                                                UNITS       PRICE
                                                              ----------    -----
Outstanding, beginning of period............................          --       --
  Granted...................................................   1,210,000    $1.00
  Exercised.................................................          --       --
  Forfeited.................................................          --       --
  Expired...................................................          --       --
                                                              ----------
Outstanding, end of period..................................   1,210,000    $1.00
                                                              ==========
Exercisable, end of period..................................      30,000    $1.00
                                                              ==========
Weighted average fair value of options granted..............  $     0.29
                                                              ==========

     At December 29, 1996, the weighted average remaining contractual life of the options is 9.75 years.

     The fair value of each option is estimated on the date of grant using the minimum value option pricing model with the following weighted average assumptions used for 1996 grants: risk-free interest rate of 6.72%; expected life of 5 years.

(8) COMMITMENTS

     The Partnership leases store premises under various noncancelable operating lease agreements. Lease terms are generally five years with two or three five-year renewal options. Most of the leases contain escalation clauses and common area maintenance charges.

     The following is a schedule of future minimum rental payments which are required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 29, 1996:

1997..............................................  $  575,966
1998..............................................     587,680
1999..............................................     590,655
2000..............................................     598,870
2001..............................................     534,461
Thereafter........................................   3,702,478
                                                    ----------
                                                    $6,590,110
                                                    ==========

     Total rent expense under operating leases, including common area maintenance charges, was approximately $84,000 for the period from October 11, 1996 (inception) through December 29, 1996.

     The Partnership obtains a majority of its produce and other supplies from a limited number of vendors. Management believes that, if necessary, the Partnership would be able to replace any of its sources of supply with other vendors without a disruption in service.

(9) SUBSEQUENT EVENT

     On February 24, 1997, the Partnership purchased 10 stores and their related net tangible assets from Bagel Boulevard Cafe America, Inc. for approximately $5,536,000, which was paid by the delivery of 231,023 shares of common stock of ENBC. The transaction has been accounted for under the purchase method of accounting.

                               ALAMO BAGELS, L.P.

                            STATEMENTS OF OPERATIONS

                                                            FOR THE PERIOD FROM    FOR THE PERIOD FROM
                                                             OCTOBER 11, 1996       DECEMBER 30, 1996
                                                            (INCEPTION) THROUGH     THROUGH APRIL 20,
                                                             DECEMBER 29, 1996        1997 (MERGER)
                                                            -------------------    -------------------
                                                                                       (UNAUDITED)
Revenue...................................................       $ 304,688             $ 2,734,932
Costs and Expenses:
  Cost of products sold...................................         131,173               1,037,771
  Salaries and benefits...................................         298,297               1,580,698
  General and administrative..............................         424,524               1,664,916
                                                                 ---------             -----------
          Total costs and expenses........................         853,994               4,283,385
                                                                 ---------             -----------
Loss from Operations......................................        (549,306)             (1,548,453)
Other Income (Expense):
  Interest expense, net...................................         (15,846)               (220,547)
  Other income............................................              --                     626
                                                                 ---------             -----------
          Total other expense.............................         (15,846)               (219,921)
                                                                 ---------             -----------
Net Loss..................................................       $(565,152)            $(1,768,374)
                                                                 =========             ===========

The accompanying notes to the financial statements are an integral part of these statements.

                               ALAMO BAGELS, L.P.

                            STATEMENTS OF CASH FLOWS

                                                            FOR THE PERIOD FROM    FOR THE PERIOD FROM
                                                             OCTOBER 11, 1996       DECEMBER 30, 1996
                                                            (INCEPTION) THROUGH     THROUGH APRIL 20,
                                                             DECEMBER 29, 1996        1997 (MERGER)
                                                            -------------------    -------------------
                                                                                       (UNAUDITED)
Cash Flows from Operating Activities:
  Net loss................................................      $  (565,152)          $ (1,768,374)
  Adjustments to reconcile net loss to net cash provided
     by (used in) operating activities:
     Depreciation and amortization........................           76,185                285,923
     Non-employee option expense..........................            2,462                  4,924
     Changes in assets and liabilities, excluding effects
       from acquisitions:
       Inventories........................................          (80,152)              (139,027)
       Accounts receivable................................               --                 (3,383)
       Accounts payable and accrued expenses..............        1,043,685                588,352
       Prepaid expenses and other current assets..........         (288,424)               326,867
       Other assets and liabilities.......................         (803,187)             2,493,531
                                                                -----------           ------------
          Net cash provided by (used in) operating
            activities....................................         (614,583)             1,788,813
Cash Flows from Investing Activities:
  Purchase of property and equipment......................       (1,472,558)            (4,417,766)
  Purchase of ENBC stock..................................               --               (486,906)
  Acquisition of Bagel Boulevard..........................               --             (5,536,250)
  Purchase of net assets from ENBC........................       (4,328,236)                    --
                                                                -----------           ------------
          Net cash used in investing activities...........       (5,800,794)           (10,440,922)
Cash Flows from Financing Activities:
  Proceeds from issuance of partnership units.............        3,100,000                400,000
  Proceeds from convertible debt..........................        6,767,513              9,934,903
  Repayment of convertible debt...........................       (3,390,000)              (912,416)
                                                                -----------           ------------
          Net cash provided by financing activities.......        6,477,513              9,422,487
                                                                -----------           ------------
Net Increase in Cash and Cash Equivalents.................           62,136                770,378
Cash and Cash Equivalents, beginning of period............               --                 62,136
                                                                -----------           ------------
Cash and Cash Equivalents, end of period..................      $    62,136           $    832,514
                                                                ===========           ============

The accompanying notes to the financial statements are an integral part of these statements.

                               ALAMO BAGELS, L.P.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The financial statements have been prepared by Alamo Bagels, L.P. (the "Partnership") and are unaudited except for the Statement of Operations for the Period from October 11, 1996 (inception) through December 29, 1996 and the Statement of Cash Flows for the Period from October 11, 1996 (inception) through December 29, 1996 and the notes related thereto. The financial statements have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of the Partnership, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Partnership's financial position, results of operations and cash flows as of April 20, 1997 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Partnership's accounting policies and other financial information are included in the audited financial statements included elsewhere herein.

2. ACQUISITION OF BAGEL BOULEVARD CAFE AMERICA, INC.

     On February 24, 1997, the Partnership acquired certain assets and assumed certain lease liabilities of Bagel Boulevard Cafe America, Inc. and affiliates ("Bagel Boulevard") for cash and securities with a total value of approximately $5,536,000. The acquisition was accounted for as a purchase. Bagel Boulevard's operations are not material in relation to the Partnership's financial statements and pro forma information has therefore not been provided.

3. MERGER WITH FINEST BAGELS, L.P.

     On April 20, 1997, the Partnership was acquired by Finest Bagels, L.P., another area developer of Einstein/Noah Bagel Corp.

                            BCE WEST BAGELS, L.L.C.

                              FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996
                      TOGETHER WITH REPORT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Members of BCE West Bagels, L.L.C.:

     We have audited the accompanying balance sheet of BCE West Bagels, L.L.C. (a Delaware limited liability company) as of December 29, 1996, and the related statements of operations, members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BCE West Bagels, L.L.C. as of December 29, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado
March 18, 1997

                            BCE WEST BAGELS, L.L.C.

                                 BALANCE SHEET
                            AS OF DECEMBER 29, 1996

ASSETS
Current Assets:
  Cash......................................................  $     2,671
  Inventories...............................................      848,349
  Prepaid expenses and other current assets.................      267,556
                                                              -----------
          Total current assets..............................    1,118,576
Property, Equipment and Other Related Assets, net...........   24,966,281
Costs in Excess of Net Assets Acquired, net.................      304,328
Notes Receivable............................................      500,000
Other Assets, net...........................................    1,282,840
                                                              -----------
          Total assets......................................  $28,172,025
                                                              ===========
LIABILITIES AND MEMBERS' EQUITY
Current Liabilities:
  Accounts payable..........................................  $ 1,204,865
  Accrued expenses..........................................    1,492,536
                                                              -----------
          Total current liabilities.........................    2,697,401
Convertible Debt............................................   24,354,648
Commitments (Note 8)
Members' Equity.............................................    1,119,976
                                                              -----------
          Total liabilities and members' equity.............  $28,172,025
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                            BCE WEST BAGELS, L.L.C.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 29, 1996

Revenue.....................................................  $22,951,364
Costs and Expenses:
  Cost of products sold.....................................    9,914,669
  Salaries and benefits.....................................    9,604,318
  General and administrative................................   11,073,758
                                                              -----------
          Total costs and expenses..........................   30,592,745
                                                              -----------
Loss from Operations........................................   (7,641,381)
Other Income (Expense):
  Interest expense..........................................   (1,279,400)
  Interest income...........................................       51,753
                                                              -----------
          Total other expense...............................   (1,227,647)
                                                              -----------
Net Loss....................................................  $(8,869,028)
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                            BCE WEST BAGELS, L.L.C.

                          STATEMENT OF MEMBERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 29, 1996

                                          VOTING                 NONVOTING
                                     MEMBERS' CAPITAL         MEMBERS' CAPITAL
                                    -------------------   ------------------------
                                     UNITS     AMOUNT       UNITS        AMOUNT         TOTAL
                                    -------   ---------   ----------   -----------   -----------
Balances, December 31, 1995.......  125,000   $  90,240    1,750,000   $ 1,263,364   $ 1,353,604
  Units issued for net assets
     acquired.....................  375,000     233,300    1,750,000     1,088,733     1,322,033
  Units issued for capital
     contributions................       --          --    7,250,000     7,250,000     7,250,000
  Non-employee stock option
     expense......................       --      63,367           --            --        63,367
  Net loss........................       --    (394,179)          --    (8,474,849)   (8,869,028)
                                    -------   ---------   ----------   -----------   -----------
Balances, December 29, 1996.......  500,000   $  (7,272)  10,750,000   $ 1,127,248   $ 1,119,976
                                    =======   =========   ==========   ===========   ===========

The accompanying notes to the financial statements are an integral part of this statement.

                            BCE WEST BAGELS, L.L.C.

                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 29, 1996

Cash Flows from Operating Activities:
  Net loss..................................................  $ (8,869,028)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Depreciation and amortization..........................     2,618,410
     Non-employee option expense............................        63,367
  Changes in assets and liabilities, excluding effects from
     acquisition:
     Inventories............................................      (608,800)
     Prepaid expenses and other current assets..............      (100,662)
     Accounts payable and accrued expenses..................      (312,929)
     Other assets and liabilities...........................       507,289
                                                              ------------
          Net cash used in operating activities.............    (6,702,353)
Cash Flows from Investing Activities:
  Purchase of property, equipment and other related
     assets.................................................   (21,645,756)
  Proceeds from sale of property, plant and equipment.......       396,770
  Purchase of ENBC common stock.............................      (548,650)
                                                              ------------
          Net cash used in investing activities.............   (21,797,636)
Cash Flows from Financing Activities:
  Proceeds from convertible debt............................    35,556,262
  Payments on convertible debt..............................   (14,740,000)
  Proceeds from issuance of member units....................     7,250,000
                                                              ------------
          Net cash provided by financing activities.........    28,066,262
                                                              ------------
Net Decrease in Cash........................................      (433,727)
Cash, beginning of year.....................................       436,398
                                                              ------------
Cash, end of year...........................................  $      2,671
                                                              ============

Supplemental Disclosure of Cash Flow Information:
  Interest paid.............................................  $  1,235,614
                                                              ============
Supplemental Disclosure of Noncash Financing Activities:
  Units issued for net assets acquired......................  $  1,322,033
                                                              ============

The accompanying notes to the financial statements are an integral part of this statement.

                            BCE WEST BAGELS, L.L.C.

                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996

(1) DESCRIPTION OF BUSINESS

     BCE West Bagels, L.L.C. (the "Company", formerly known as BCE SLC Bagels, L.L.C.) owns and operates retail food service establishments under franchise agreements with Einstein/Noah Bagel Corp. ("ENBC") under the Einstein Bros. Bagels brand name. The Einstein Bros. Bagels concept is designed to combine the authentic tastes of a bagel bakery with the atmosphere of a neighborhood coffee shop, offering products including fresh-baked bagels, proprietary cream cheeses, specialty coffees and teas, and creative sandwiches. The Company was formed on November 26, 1995, under the Delaware Limited Liability Act.

     The Company has an Area Development Agreement ("ADA") with ENBC, granting it the right to open 107 stores in portions of Arizona, New Mexico, Colorado, Nevada, Texas, Idaho, Nebraska, Wyoming, Montana and Utah. The ADA requires the Company to complete the store development by December 30, 1998. The Company had 48 stores open at December 29, 1996. Pursuant to the franchise agreements, the Company is required to make periodic royalty payments based on net revenue, and pay franchise, real estate development, software license, software maintenance and other support service fees on a per store basis. The Company is also required to make advertising fund contributions to national and local advertising funds.

     For the year ended December 29, 1996, the Company had a net loss of $8,869,028 and negative working capital of $1,578,825. The Company is currently in a state of rapid expansion as it continues to open stores in accordance with its ADA. The Company's ability to continue this expansion is contingent upon management's ability to raise additional equity and/or obtain additional financing. Management of the Company believes it will be able to continue to raise such equity and obtain such additional financing required to satisfy its ADA.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Fiscal Year

     The Company's fiscal year is the 52/53-week period ending on the last Sunday of December.

  Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market and consist of food and paper products.

  Investment in ENBC Common Stock

     The Company owns 85,050 shares of ENBC common stock which are considered restricted securities, and, as a result, are reflected at historical cost of $548,650 in the accompanying balance sheet. At December 29, 1996, the fair value of similar unrestricted shares of ENBC was approximately $2,541,000.

  Property, Equipment and Other Related Assets

     Property, equipment and other related assets are stated at cost less accumulated depreciation and amortization. The provision for depreciation and amortization has been calculated using the straight-line method. These assets are depreciated and amortized over the following useful lives:

Buildings and improvements..................................  5-15 years
Equipment and software......................................   3-8 years
Furniture and fixtures......................................  7-15 years
ADA and franchise fees......................................    15 years
Preopening costs............................................      1 year

                            BCE WEST BAGELS, L.L.C.

     Property, equipment and other related asset additions include acquisitions of buildings, equipment, software, leasehold improvements and major improvements to existing stores. Additions also include costs incurred in the development and construction of new stores, including real estate development and franchise fees paid to ENBC. Expenditures for maintenance and repairs are charged to expense as incurred.

     Preopening costs consist primarily of salaries and other incremental direct expenses relating to the set up, initial stocking, training and general store management activities incurred prior to the opening of new stores. Amortization begins on the date the store is opened.

  Costs in Excess of Net Assets Acquired

     The excess purchase price over the fair value of net assets acquired is being amortized on a straight-line basis over 15 years.

  Notes Receivable

     The Company has received notes receivable from certain unit holders in exchange for their member units. In general, these notes are due within three years of issuance, bear interest at the prime rate and are collateralized by the members' units.

  Revenue Recognition

     Revenue is recognized in the period in which related food and beverage products are sold.

  Income Taxes

     The Company is considered a flow-through entity for federal and state income tax purposes. Any taxable income or loss is reported by the members on their individual tax returns in accordance with the Company's Operating Agreement.

  Allocation of Profits, Losses and Distributions

     Profits and losses of the Company for any fiscal year are allocated to the members in proportion to their units; provided, however, that all items of income, gain, loss or deductions related to the exercise of options granted pursuant to any option plan (Note 7) shall be allocated to the member exercising the option.

     Distributions shall be made at such times and in such amounts as may be determined by the Manager, subject to compliance with the covenants set forth in the Company's secured loan agreement (Note 5). The Manager shall cause the Company to make distributions on an annual basis to each member in an amount equal to the estimated tax liability of the member resulting from the operations of the Company. Distributions shall be made to members in proportion to their units held.

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                            BCE WEST BAGELS, L.L.C.

(3) SUPPLEMENTAL FINANCIAL STATEMENT DATA

Property, equipment and other related assets:
  Buildings and improvements................................  $11,992,995
  Furniture, fixtures, equipment and software...............   11,368,733
  ADA and franchise fees....................................    2,200,212
Preopening costs............................................    1,997,226
                                                              -----------
                                                               27,559,166
  Less accumulated depreciation and amortization............   (2,592,885)
                                                              -----------
          Total property, equipment and other related
           assets, net......................................  $24,966,281
                                                              ===========
Costs in excess of net assets acquired......................  $   327,333
  Less accumulated amortization.............................      (23,005)
                                                              -----------
          Total costs in excess of net assets acquired,
           net..............................................  $   304,328
                                                              ===========
Other assets:
Prepaid franchise fees......................................  $   305,000
Investment in ENBC common stock.............................      548,650
Organization costs, net of accumulated amortization of
  $22,432...................................................       92,029
Other assets................................................      337,161
                                                              -----------
          Total other assets, net...........................  $ 1,282,840
                                                              ===========

(4) NET ASSETS ACQUIRED IN EXCHANGE FOR MEMBER UNITS

     In January 1996, the Company acquired the net assets of BCE West Bagels, L.L.C. in exchange for member units issued. The net assets acquired are reflected at predecessor cost due to common control of the entities. Simultaneously, the Company changed its name to BCE West Bagels, L.L.C.

(5) CONVERTIBLE DEBT

     The Company has entered into a secured loan agreement (the "Agreement") with ENBC which provides ENBC the right to convert all or any portion of the loan into voting member units. The conversion feature allows ENBC to convert all or a portion of the loan into voting units of members' capital at $1.12 per unit. The specified percentage of members' capital to be acquired on conversion is dependent on the amount of financing to be provided in relation to the total capital and rights outstanding, but would constitute at least a majority of the capital of the Company on a fully diluted basis in the event all of the loan was converted. The loan may be converted by ENBC at any time subsequent to December 1998, subject to the Company completing 80% of its development schedule, and up to November 2003, or at any time upon the Company being in default on the loan. Additionally, during this same time period, to the extent the loan is not fully drawn or has been drawn and repaid, ENBC has the option to acquire, at the loan conversion price, as defined, the amount of additional units it could have acquired by conversion of the loan had it been fully drawn. The loan is collateralized by substantially all of the assets of the Company and a pledge of the voting members' capital of the Company. The Agreement contains various restrictive covenants including restricting cash distributions and limiting additional indebtedness. The Company was in compliance with all such covenants at December 29, 1996.

     Interest is based upon the reference rate of the Bank of America Illinois (8.25% as of December 29, 1996) plus 1%. Interest-only payments are required through October 1998, at which time the loan converts to an amortizing term loan payable through November 2003, with a final balloon payment. The Agreement provides for a line of credit of $43,000,000, with $24,354,648 drawn as of December 29, 1996.

                            BCE WEST BAGELS, L.L.C.

     As of December 29, 1996, principal maturities were as follows:

1997............................................  $        --
1998............................................      374,687
1999............................................    2,435,465
2000............................................    2,435,465
2001............................................    2,435,465
Thereafter......................................   16,673,566
                                                  -----------
                                                  $24,354,648
                                                  ===========

(6) MEMBERS' EQUITY

     The holders of the nonvoting units have the right to require the Company to redeem all of the nonvoting units at a pre-determined formula price based on the store level cash flow of the Company ("Put Price") in the event that (i) ENBC acquires a majority interest in the Company pursuant to the exercise of its conversion or option rights under the Agreement; (ii) ENBC does not consent to the Company's request to undertake a firm commitment underwritten public offering after ENBC's conversion and option rights under its Agreement with the Company have expired unexercised; or (iii) ENBC does not consent to the Company's request to terminate its development and franchise agreements with ENBC after ENBC's conversion and option rights under its Agreement with the Company have expired unexercised. In the event the Company does not redeem the nonvoting units when required to do so, ENBC will be obligated to purchase these units at the same price applicable to the Company.

(7) EMPLOYEE UNIT OPTION PLANS

     A maximum of 3,738,000 voting units are available for grant to employees and certain non-employees pursuant to the 1996 Unit Option Plan (the "Option Plan"). The option price is equal to the fair market value on the date of grant, as determined by the Manager. All unit options granted under the Option Plan are exercisable up to 10 years from the date of grant. The options generally vest at a rate of 10% at the end of the first year, an additional 20% at the end of the second year, an additional 30% at the end of the third year and the balance at the end of the fourth year from the date of grant.

     The Company accounts for employee options using the intrinsic value based method under which no compensation cost has been recognized in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation". If a fair value based accounting method had been adopted, the Company's pro forma net loss would have been $8,936,935 for the year ended December 29, 1996.

     Non-employee options are accounted for using a fair value approach which resulted in $63,367 of compensation expense for the year ended December 29, 1996.

                            BCE WEST BAGELS, L.L.C.

     The following table summarizes stock option activity and the related weighted average exercise price of the options:

                                                                     1996
                                                              -------------------
                                                                UNITS       PRICE
                                                              ----------    -----
Outstanding, beginning of period............................          --       --
  Granted...................................................   2,108,000    $1.00
  Exercised.................................................          --       --
  Forfeited.................................................          --       --
  Expired...................................................          --       --
                                                              ----------    -----
Outstanding, end of period..................................   2,108,000    $1.00
                                                              ==========    =====
Exercisable, end of period..................................     210,800    $1.00
                                                              ==========    =====
Weighted average fair value of options granted..............  $     0.25
                                                              ==========

     At December 29, 1996, the weighted average remaining contractual life of the options is 9 years.

     The fair value of each option is estimated on the date of grant using the minimum value option pricing model with the following weighted average assumptions used for 1996 grants: risk-free interest rate of 5.73%; expected lives of 5 years.

     In addition to the Option Plan, the Company has granted employees options to purchase 85,050 shares of ENBC common stock at an exercise price of $6.59 per share. At December 29, 1996, 303 shares have been purchased by the exercise of such options. The remaining shares are reflected at historical cost (Note 2) in the accompanying financial statements.

(8) COMMITMENTS

     The Company leases store premises under various noncancelable operating lease agreements. Lease terms are generally five years with two or three five-year renewal options. Most of the leases contain escalation clauses and common area maintenance charges.

     The following is a schedule of future minimum rental payments which are required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 29, 1996:

1997............................................  $ 2,397,765
1998............................................    2,415,572
1999............................................    2,434,097
2000............................................    2,408,544
2001............................................    1,844,816
Thereafter......................................    6,212,337
                                                  -----------
                                                  $17,713,131
                                                  ===========

     Total rent expense under operating leases, including common area maintenance charges, was approximately $1,640,000 for the year ended December 29, 1996.

     The Company obtains a majority of its produce and other supplies from a limited number of vendors. Management believes that, if necessary, the Company would be able to replace any of its sources of supply with other vendors without a disruption in service.

                            BCE WEST BAGELS, L.L.C.

                            STATEMENTS OF OPERATIONS

                                                                                        FOR THE PERIOD FROM
                                                      FOR THE         FOR THE THREE      DECEMBER 30, 1996
                                                    YEAR ENDED        QUARTERS ENDED     THROUGH APRIL 20,
                                                 DECEMBER 29, 1996   OCTOBER 6, 1996       1997 (MERGER)
                                                 -----------------   ----------------   -------------------
                                                                       (UNAUDITED)          (UNAUDITED)
Revenue........................................     $22,951,364        $15,756,700          $11,630,649
Costs and Expenses:
  Cost of products sold........................       9,914,669          6,925,749            4,040,397
  Salaries and benefits........................       9,604,318          6,772,191            3,996,340
  General and administrative...................      11,073,758          7,124,334            5,252,851
                                                    -----------        -----------          -----------
          Total costs and expenses.............      30,592,745         20,822,274           13,289,588
                                                    -----------        -----------          -----------
Loss from Operations...........................      (7,641,381)        (5,065,574)          (1,658,939)
Other Expense:
  Interest expense, net........................      (1,227,647)          (798,829)            (741,095)
  Other expense................................              --             (6,932)            (317,269)
                                                    -----------        -----------          -----------
          Total other expense..................      (1,227,647)          (805,761)          (1,058,364)
                                                    -----------        -----------          -----------
Net Loss.......................................     $(8,869,028)       $(5,871,335)         $(2,717,303)
                                                    ===========        ===========          ===========

The accompanying notes to the financial statements are an integral part of these statements.

                            BCE WEST BAGELS, L.L.C.

                            STATEMENTS OF CASH FLOWS

                                                                                     FOR THE PERIOD FROM
                                                    FOR THE         FOR THE THREE     DECEMBER 30, 1996
                                                  YEAR ENDED       QUARTERS ENDED     THROUGH APRIL 20,
                                               DECEMBER 29, 1996   OCTOBER 6, 1996      1997 (MERGER)
                                               -----------------   ---------------   -------------------
                                                                     (UNAUDITED)         (UNAUDITED)
Cash Flows from Operating Activities:
  Net loss...................................    $ (8,869,028)      $ (5,871,335)        $(2,717,303)
  Adjustments to reconcile net loss to net
     cash from (used in) operating
     activities:
     Depreciation and amortization...........       2,618,410          1,612,553           1,257,388
     Non-employee option expense.............          63,367                 --              24,618
     Changes in assets and liabilities,
       excluding effects from acquisitions:
       Inventories...........................        (608,800)          (567,117)           (104,355)
       Accounts receivable...................              --            (62,284)           (115,648)
       Accounts payable and accrued
          expenses...........................        (312,929)         1,511,995           2,351,545
       Prepaid expenses and other current
          assets.............................        (100,662)           126,792              99,121
       Other assets and liabilities..........         507,289            262,279              77,175
                                                 ------------       ------------         -----------
          Net cash provided by (used in)
            operating activities.............      (6,702,353)        (2,987,117)            872,541
Cash Flows from Investing Activities:
  Purchase of property and equipment.........     (21,645,756)       (17,371,052)         (6,793,018)
  Proceeds from sale of assets...............         396,770                 --                  --
  Sale (purchase) of ENBC stock..............        (548,650)          (550,650)              6,491
  Purchase of other assets...................              --                 --            (107,300)
                                                 ------------       ------------         -----------
          Net cash used in investing
            activities.......................     (21,797,636)       (17,921,702)         (6,893,827)
Cash Flows from Financing Activities:
  Proceeds from issuance of member units.....       7,250,000          3,750,000                  --
  Proceeds from convertible debt.............      35,556,262         26,091,011          10,755,692
  Repayment of convertible debt..............     (14,740,000)        (9,000,000)         (4,095,000)
                                                 ------------       ------------         -----------
          Net cash provided by financing
            activities.......................      28,066,262         20,841,011           6,660,692
                                                 ------------       ------------         -----------
Net Increase (Decrease) in Cash and Cash
  Equivalents................................        (433,727)           (67,808)            639,406
Cash and Cash Equivalents, beginning of
  period.....................................         436,398            436,398               2,671
                                                 ------------       ------------         -----------
Cash and Cash Equivalents, end of period.....    $      2,671       $    368,590         $   642,077
                                                 ============       ============         ===========

The accompanying notes to the financial statements are an integral part of these statements.

                            BCE WEST BAGELS, L.L.C.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The financial statements have been prepared by BCE West Bagels, L.L.C. (the "Company") and are unaudited except for the Statement of Operations for the Year Ended December 29, 1996 and the Statement of Cash Flows for the Year Ended December 29, 1996 and the notes related thereto. The financial statements have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of the Partnership, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Partnership's financial position, results of operations and cash flows as of April 20, 1997 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Partnership's accounting policies and other financial information are included in the audited financial statements included elsewhere herein.

2. MERGER WITH SUNBELT BAGELS, L.L.C.

     On April 20, 1997, the Company was acquired by Sunbelt Bagels, L.L.C., another area developer of Einstein/Noah Bagel Corp.

                             COLONIAL BAGELS, L.P.

                              FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996
                      TOGETHER WITH REPORT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of Colonial Bagels, L.P.:

     We have audited the accompanying balance sheet of Colonial Bagels, L.P. (a Delaware limited partnership) as of December 29, 1996 and the related statements of operations, partners' capital and cash flows for the period from inception (June 5, 1996) through December 29, 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Colonial Bagels, L.P. as of December 29, 1996 and the results of its operations and its cash flows for the period from inception (June 5, 1996) through December 29, 1996, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado
March 18, 1997

                             COLONIAL BAGELS, L.P.

                                 BALANCE SHEET
                            AS OF DECEMBER 29, 1996

ASSETS
Current Assets:
  Cash......................................................  $    14,762
  Inventories...............................................      264,243
  Prepaid expenses and other current assets.................       85,834
                                                              -----------
          Total current assets..............................      364,839
Property, Equipment and Other Related Assets, net...........    9,316,256
Costs in Excess of Net Assets Acquired, net.................      789,903
Notes Receivable............................................      500,000
Other Assets, net...........................................    1,213,800
                                                              -----------
          Total assets......................................  $12,184,798
                                                              ===========
LIABILITIES AND PARTNERS' CAPITAL
Current Liabilities:
  Accounts payable..........................................  $ 2,040,280
  Accrued expenses..........................................      535,701
                                                              -----------
          Total current liabilities.........................    2,575,981
Convertible Debt............................................    5,953,669
Other Liabilities...........................................        9,548
Commitments (Note 8)........................................
Partners' Capital...........................................    3,645,600
                                                              -----------
          Total liabilities and partners' capital...........  $12,184,798
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             COLONIAL BAGELS, L.P.

                            STATEMENT OF OPERATIONS
                  FOR THE PERIOD FROM JUNE 5, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Revenue.....................................................  $ 1,877,970
Costs and Expenses:
  Cost of products sold.....................................      772,207
  Salaries and benefits.....................................    1,754,831
  General and administrative................................    1,655,648
                                                              -----------
          Total costs and expenses..........................    4,182,686
                                                              -----------
Loss from Operations........................................   (2,304,716)
Other Income (Expense):
  Interest expense..........................................      (71,345)
  Interest income...........................................        6,094
                                                              -----------
          Total other expense...............................      (65,251)
Net Loss....................................................  $(2,369,967)
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             COLONIAL BAGELS, L.P.

                         STATEMENT OF PARTNERS' CAPITAL
                  FOR THE PERIOD FROM JUNE 5, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

                                       GENERAL PARTNER          LIMITED PARTNER
                                     --------------------   ------------------------
                                      AMOUNT      UNITS       AMOUNT        UNITS         TOTAL
                                     ---------   --------   -----------   ----------   -----------
Balances, inception................  $      --         --   $        --           --   $        --
  Units issued for capital
     contributions.................    500,000    500,000     5,500,000    5,500,000     6,000,000
  Non-employee stock option
     expense.......................     15,567         --            --           --        15,567
  Net loss.........................   (197,418)        --    (2,172,549)          --    (2,369,967)
                                     ---------   --------   -----------   ----------   -----------
Balances, December 29, 1996........  $ 318,149    500,000   $ 3,327,451    5,500,000   $ 3,645,600
                                     =========   ========   ===========   ==========   ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             COLONIAL BAGELS, L.P.

                            STATEMENT OF CASH FLOWS
                  FOR THE PERIOD FROM JUNE 5, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Cash Flows from Operating Activities:
  Net loss..................................................  $ (2,369,967)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Depreciation and amortization..........................       229,998
     Non-employee stock option expense......................        15,567
  Changes in assets and liabilities:
     Inventories............................................      (264,243)
     Prepaid expenses and other current assets..............       (85,834)
     Accounts payable and accrued expenses..................     2,009,838
     Other assets and liabilities...........................         1,652
                                                              ------------
          Net cash used in operating activities.............      (462,989)
Cash Flows from Investing Activities:
  Purchase of property, equipment and other related
     assets.................................................    (8,633,686)
  Purchase of net assets from ENBC..........................    (1,692,542)
  Purchase of ENBC common stock.............................      (649,690)
                                                              ------------
          Net cash used in investing activities.............   (10,975,918)
Cash Flows from Financing Activities:
  Proceeds from issuance of partner units...................     5,500,000
  Proceeds from convertible debt............................    11,265,215
  Repayment of convertible debt.............................    (5,311,546)
                                                              ------------
          Net cash provided by financing activities.........    11,453,669
                                                              ------------
Net Increase in Cash........................................        14,762
Cash, inception.............................................            --
Cash, end of period.........................................  $     14,762
                                                              ============
Supplemental Disclosure of Cash Flow Information:
  Interest paid.............................................  $     74,986
                                                              ============
Supplemental Disclosure of Noncash Financing Activities:
  Partner units issued in exchange for notes receivable.....  $    500,000
                                                              ============

The accompanying notes to the financial statements are an integral part of this statement.

                             COLONIAL BAGELS, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996

(1) DESCRIPTION OF BUSINESS

     Colonial Bagels, L.P. (the "Partnership"), a Delaware limited partnership organized under the Delaware Revised Uniform Limited Partnership Act, as amended, owns and operates retail food service establishments under franchise agreements with Einstein/Noah Bagel Corp. ("ENBC"), under the Einstein Bros. Bagels brand name. The Einstein Bros. Bagels concept is designed to combine the authentic tastes of a bagel bakery with the atmosphere of a neighborhood coffee shop, offering products including fresh-baked bagels, proprietary cream cheeses, specialty coffees and teas, and creative sandwiches. The Partnership was formed on June 5, 1996 and commenced operations on June 17, 1996.

     The Partnership has an Area Development Agreement ("ADA") with ENBC, granting it the right to open 112 stores in portions of Massachusetts, Pennsylvania, Ohio, Rhode Island, New Hampshire and Vermont. The ADA requires the Partnership to complete the store development by December 31, 2000. The Partnership had 16 stores open at December 29, 1996. Pursuant to the franchise agreements, the Partnership is required to make periodic royalty payments based on net revenue, and pay franchise, real estate development, software license, software maintenance and other support service fees on a per store basis. The Partnership is also required to make advertising fund contributions to national and local advertising funds.

     For the period from June 5, 1996 (inception) through December 29, 1996, the Partnership had a net loss of $2,369,967 and at December 29, 1996, had negative working capital of $2,211,142. The Partnership is currently in a state of rapid expansion as it continues to open stores in accordance with its ADA. The Partnership's ability to continue this expansion is contingent upon management's ability to raise additional equity and/or obtain additional financing. Management of the Partnership believes it will be able to continue to raise such equity and obtain such additional financing required to satisfy its ADA.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Fiscal Year

     The Partnership's fiscal year is the 52/53-week period ending on the last Sunday of December.

  Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market and consist of food, paper products and supplies.

  Investment in ENBC Common Stock

     The Partnership owns 100,350 shares of ENBC common stock which are considered restricted securities and, as a result, are reflected at historical cost of $649,690 in the accompanying balance sheet. At December 29, 1996, the fair market value of similar unrestricted shares of ENBC was approximately $2,998,000.

                             COLONIAL BAGELS, L.P.

  Property, Equipment and Other Related Assets

     Property, equipment and other related assets are stated at cost less accumulated depreciation and amortization. The provision for depreciation and amortization has been calculated using the straight-line method. These assets are depreciated and amortized over the following useful lives:

Buildings and improvements..................................  5-15 years
Equipment and software......................................   3-8 years
Furniture and fixtures......................................  7-15 years
ADA and franchise fees......................................    15 years
Preopening costs............................................     1 year

     Property, equipment and other related asset additions include acquisitions of buildings, equipment, software, leasehold improvements and major improvements to existing stores. Additions also include costs incurred in the development and construction of new stores, including real estate development and franchise fees paid to ENBC. Expenditures for maintenance and repairs are charged to expense as incurred.

     Preopening costs consist primarily of salaries and other incremental direct expenses relating to the set up, initial stocking, training and general store management activities incurred prior to the opening of new stores. Amortization begins on the date the store is opened.

  Costs in Excess of Net Assets Acquired

     The excess purchase price over the fair value of net assets acquired is being amortized on a straight-line basis over 15 years.

  Notes Receivable

     The Partnership has received notes receivable from certain unit holders in exchange for their member units. In general, these notes are due within three years of issuance, bear interest at the prime rate and are collateralized by the member units.

  Revenue Recognition

     Revenue is recognized in the period in which related food and beverage products are sold.

  Income Taxes

     The Partnership is not considered a taxable entity for federal or state income tax purposes. Any taxable income or loss is reported by the partners on their individual tax returns in accordance with the Partnership Agreement.

  Allocation of Profits, Losses and Distributions

     Profits and losses of the Partnership for any fiscal year are allocated to the partners in proportion to their units; provided, however, that all items of income, gain, loss or deductions related to the exercise of options granted pursuant to any option plan (Note 7) shall be allocated to the partner exercising the option.

     Distributions shall be made at such times and in such amounts as may be determined by the General Partner, subject to compliance with the covenants set forth in the Partnership's secured loan agreement (Note 5). The General Partner shall cause the Partnership to make distributions on an annual basis to each partner in an amount equal to the estimated tax liability of the partner resulting from the operations of the Partnership. Distributions shall be made to the partners in proportion to their units held.

                             COLONIAL BAGELS, L.P.

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(3) SUPPLEMENTAL FINANCIAL STATEMENT DATA

                                                              DECEMBER 29,
                                                                  1996
                                                              ------------
Property, equipment and other related assets:
  Land, buildings and improvements..........................   $4,277,736
  Furniture, fixtures, equipment and software...............    3,801,099
  ADA and franchise fees....................................    1,170,000
  Preopening costs..........................................      287,228
                                                               ----------
                                                                9,536,063
  Less accumulated depreciation and amortization............     (219,807)
                                                               ----------
          Total property, equipment and other related
           assets, net......................................   $9,316,256
                                                               ==========
Costs in excess of net assets acquired......................   $  798,235
  Less accumulated amortization.............................       (8,332)
                                                               ----------
          Total costs in excess of net assets acquired,
           net..............................................   $  789,903
                                                               ==========
Other assets:
  Investment in ENBC common stock...........................   $  649,690
  Prepaid franchise fees....................................      530,000
  Organization costs, net of accumulated amortization of
     $1,859.................................................       26,213
  Other assets..............................................        7,897
                                                               ----------
          Total other assets, net...........................   $1,213,800
                                                               ==========

(4) PURCHASE OF NET ASSETS FROM ENBC

     On June 17, 1996, the Partnership paid to ENBC a total of $870,000 consisting of the net tangible assets of 8 unopened stores for approximately $72,000 and costs in excess of net assets acquired of approximately $798,000. In addition, the Partnership paid approximately $1,360,000 for certain rights and fees to develop future stores. The transaction has been accounted for under the purchase method of accounting. The pro forma effect of this transaction is not significant to the accompanying financial statements.

(5) CONVERTIBLE DEBT

     The Partnership has entered into a secured loan agreement (the "Agreement") with ENBC which provides ENBC the right to convert all or any portion of the loan into units of partners' capital at $1.12 per unit. The specified percentage of partners' capital to be acquired on conversion is dependent on the amount of financing to be provided in relation to the total capital and rights outstanding, but would constitute at least a majority of the capital of the Partnership on a fully diluted basis in the event all of the loan was converted. The loan may be converted by ENBC at any time subsequent to June 17, 1998, subject to the Partnership completing 80% of its development schedule and up to June 2004, or at any time upon the Partnership being in default on the loan. Additionally, during this same time period, to the extent the loan is not fully drawn or has been drawn and repaid, ENBC has the option to acquire, at the loan conversion price, as defined, the amount

                             COLONIAL BAGELS, L.P.

of additional units it could have acquired by conversion of the loan had it been fully drawn. The loan is collateralized by substantially all of the assets of the Partnership and a pledge of the general partners' capital of the Partnership. The Agreement contains various restrictive covenants including restricting cash distributions and limiting additional indebtedness. The Partnership was in compliance with all such covenants as of December 29, 1996.

     Interest is based upon the reference rate of the Bank of America Illinois (8.25% as of December 29, 1996) plus 1%. Interest-only payments are required through May 1999, at which time the loan converts to an amortizing term loan payable through June 2004, with a final balloon payment. The Agreement provides for a line of credit of $22,000,000 with $5,953,669 drawn as of December 29, 1996.

     As of December 29, 1996, principal maturities were as follows:

1997.............................................  $       --
1998.............................................          --
1999.............................................     320,582
2000.............................................     595,367
2001.............................................     595,367
Thereafter.......................................   4,442,353
                                                   ----------
                                                   $5,953,669
                                                   ==========

(6) PARTNERS' CAPITAL

     The holders of certain of the limited partnership units have the right to require the Partnership to redeem all of the limited partnership units at a pre-determined formula price ("Put Price") based on the store level cash flow of the Partnership in the event that (i) ENBC acquires a majority interest in the Partnership pursuant to the exercise of its conversion or option rights under the Agreement; (ii) ENBC does not consent to the Partnership's request to undertake a firm commitment underwritten public offering after ENBC's conversion and option rights under its agreement with the Partnership have expired unexercised; or (iii) ENBC does not consent to the Partnership's request to terminate its development and franchise agreements with ENBC after ENBC's conversion and option rights under its loan agreement with the Partnership have expired unexercised. In the event the Partnership does not redeem the limited partnership units when required to do so, ENBC will be obligated to purchase these units at the same price applicable to the Partnership.

(7) OPTION PLANS

     A maximum of 2,000,000 general partnership units are available for grant to employees and certain non-employees pursuant to the 1996 Unit Option Plan (the "Option Plan"). The option price is equal to the fair market value on the date of grant, as determined by the General Partner. All unit options granted under the Option Plan are exercisable up to 10 years from the date of grant. The options generally vest at a rate of 10% at the end of the first year, an additional 20% at the end of the second year, an additional 30% at the end of the third year and the balance at the end of the fourth year from the date of grant.

     The Partnership accounts for the employee options using the intrinsic value method under which no compensation cost has been recognized in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." If a fair value based accounting method had been adopted, the Partnership's pro forma net loss would have been $2,400,801 for the period ended December 29, 1996.

     Non-employee options are accounted for using a fair value approach which resulted in $15,567 of compensation expense for the period ended December 29, 1996.

                             COLONIAL BAGELS, L.P.

     The following table summarizes stock option activity and the related weighted average exercise price of the options:

                                                                     1996
                                                              -------------------
                                                                UNITS       PRICE
                                                              ----------    -----
Outstanding, beginning of period............................          --       --
  Granted...................................................   1,135,000    $1.00
  Exercised.................................................          --       --
  Forfeited.................................................          --       --
  Expired...................................................          --       --
                                                              ----------
Outstanding, end of period..................................   1,135,000    $1.00
                                                              ==========
Exercisable, end of period..................................          --    $1.00
                                                              ==========
Weighted average fair value of options granted..............  $     0.28
                                                              ==========

     At December 29, 1996, the weighted average remaining contractual life of the options is 9.5 years.

     The fair value of each option is estimated on the date of grant using the minimum value option pricing model with the following weighted average assumptions used for 1996 grants: risk-free interest rate of 6.58%; expected life of 5 years.

     In addition to the Option Plan, the Partnership has granted employees options to purchase 69,492 shares of ENBC common stock at an exercise price of $6.59 per share. At December 29, 1996, no options have been exercised and the shares are reflected at historical cost (Note 2) in the accompanying financial statements.

(8) COMMITMENTS

     The Partnership leases store premises under various noncancelable operating lease agreements. Lease terms are generally five years with two or three five-year renewal options. Most of the leases contain escalation clauses and common area maintenance charges.

     The following is a schedule of future minimum rental payments which are required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 29, 1996:

1997.............................................  $  825,585
1998.............................................     837,749
1999.............................................     847,683
2000.............................................     857,250
2001.............................................     758,886
Thereafter.......................................   2,176,926
                                                   ----------
                                                   $6,304,079
                                                   ==========

     Total rent expense under operating leases, including common area maintenance charges, was approximately $242,000 for the period from June 5, 1996 (inception) through December 29, 1996.

     The Partnership obtains a majority of its produce and other supplies from a limited number of vendors. Management believes that, if necessary, the Partnership would be able to replace any of its sources of supply with other vendors without a disruption in service.

                             COLONIAL BAGELS, L.P.

                                 BALANCE SHEETS

                                                              DECEMBER 29,    OCTOBER 5,
                                                                  1996           1997
                                                              ------------    -----------
                                                                              (UNAUDITED)
ASSETS
Current Assets:
  Cash and cash equivalents.................................   $    14,762    $   295,649
  Accounts receivable.......................................            --        171,539
  Inventories...............................................       264,243      1,138,646
  Prepaid expenses and other current assets.................        85,834        134,462
                                                               -----------    -----------
          Total current assets..............................       364,839      1,740,296
                                                               -----------    -----------
Property, Equipment and Other Related Assets, net...........     9,316,256     28,021,524
Costs in Excess of Net Assets Acquired, net.................       789,903     17,830,166
Notes Receivable............................................       500,000      1,010,000
Other Assets, net...........................................     1,213,800      2,171,661
                                                               -----------    -----------
          Total assets......................................   $12,184,798    $50,773,647
                                                               ===========    ===========

LIABILITIES AND PARTNERS' EQUITY
Current Liabilities:
  Accounts payable..........................................   $ 2,040,280    $ 2,221,574
  Accrued expenses..........................................       535,701        970,332
                                                               -----------    -----------
          Total current liabilities.........................     2,575,981      3,191,906
                                                               -----------    -----------
Convertible Debt............................................     5,953,669     42,486,139
Other Noncurrent Liabilities................................         9,548         97,320
Commitments.................................................
Partners' Equity............................................     3,645,600      4,998,282
                                                               -----------    -----------
          Total liabilities and partners' equity............   $12,184,798    $50,773,647
                                                               ===========    ===========

The accompanying notes to the financial statements are an integral part of these statements.

                             COLONIAL BAGELS, L.P.

                            STATEMENTS OF OPERATIONS

                                                FOR THE PERIOD        FOR THE PERIOD
                                                     FROM                  FROM
                                                 JUNE 5, 1996          JUNE 5, 1996            THREE
                                              (INCEPTION) THROUGH   (INCEPTION) THROUGH   QUARTERS ENDED
                                               DECEMBER 29, 1996      OCTOBER 6, 1996     OCTOBER 5, 1997
                                              -------------------   -------------------   ---------------
                                                                        (UNAUDITED)         (UNAUDITED)
Revenue.....................................      $ 1,877,970           $  490,168          $ 17,386,793
Costs and Expenses:
  Cost of products sold.....................          772,207              143,423             6,328,231
  Salaries and benefits.....................        1,754,831              655,945             9,087,761
  General and administrative................        1,655,648              562,985             9,992,727
                                                  -----------           ----------          ------------
          Total costs and expenses..........        4,182,686            1,362,353            25,408,719
                                                  -----------           ----------          ------------
Loss from Operations........................       (2,304,716)            (872,185)           (8,021,926)
Other Income (Expense):
  Interest expense, net.....................          (65,251)             (16,234)           (1,734,647)
  Other income, net.........................               --                  155                 5,599
                                                  -----------           ----------          ------------
          Total other expense...............          (65,251)             (16,079)           (1,729,048)
                                                  -----------           ----------          ------------
Net Loss....................................      $(2,369,967)          $ (888,264)         $ (9,750,974)
                                                  ===========           ==========          ============

The accompanying notes to the financial statements are an integral part of these statements.

                             COLONIAL BAGELS, L.P.

                            STATEMENTS OF CASH FLOWS

                                              FOR THE PERIOD
                                                   FROM            FOR THE PERIOD FROM
                                               JUNE 5, 1996           JUNE 5, 1996             THREE
                                            (INCEPTION) THROUGH    (INCEPTION) THROUGH    QUARTERS ENDED
                                             DECEMBER 29, 1996       OCTOBER 6, 1996      OCTOBER 5, 1997
                                            -------------------    -------------------    ---------------
                                                                       (UNAUDITED)          (UNAUDITED)
Cash Flows from Operating Activities:
  Net loss................................     $ (2,369,967)           $  (888,264)        $ (9,750,974)
  Adjustments to reconcile net loss to net
     cash from (used in) operating
     activities:
     Depreciation and amortization........          229,998                 57,479            2,551,264
     Non-employee option expense..........           15,567                     --               22,238
     Gain on sale of assets
     Changes in assets and liabilities,
       excluding effects from
       acquisitions:
       Inventories........................         (264,243)              (141,368)            (563,641)
       Accounts receivable................               --                     --              149,344
       Accounts payable and accrued
          expenses........................        2,009,838                789,819           (1,008,418)
       Prepaid expenses and other current
          assets..........................          (85,834)               (13,406)             (18,205)
       Other assets and liabilities.......            1,652               (623,119)             235,554
                                               ------------            -----------         ------------
          Net cash used in operating
            activities....................         (462,989)              (818,859)          (8,382,838)
Cash Flows from Investing Activities:
  Purchase of property and equipment......       (8,633,686)              (930,581)         (14,849,485)
  Sale (purchase) of ENBC stock...........         (649,690)              (649,690)             199,552
  Purchase of net assets from ENBC........       (1,692,542)            (1,692,542)                  --
                                               ------------            -----------         ------------
          Net cash used in investing
            activities....................      (10,975,918)            (3,272,813)         (14,649,933)
Cash Flows from Financing Activities:
  Proceeds from issuance of partnership
     units................................        5,500,000              3,250,000                   --
  Proceeds from convertible debt..........       11,265,215              3,902,917           28,090,494
  Repayment of convertible debt...........       (5,311,546)            (3,061,245)          (4,776,836)
                                               ------------            -----------         ------------
          Net cash provided by financing
            activities....................       11,453,669              4,091,672           23,313,658
                                               ------------            -----------         ------------
Net Increase in Cash and Cash
  Equivalents.............................           14,762                     --              280,887
Cash and Cash Equivalents, beginning of
  period..................................               --                     --               14,762
                                               ------------            -----------         ------------
Cash and Cash Equivalents, end of
  period..................................     $     14,762            $        --         $    295,649
                                               ============            ===========         ============

The accompanying notes to the financial statements are an integral part of these statements.

                             COLONIAL BAGELS, L.P.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The financial statements have been prepared by Colonial Bagels, L.P. (the "Partnership") and are unaudited except for the Balance Sheet at December 29, 1996, the Statement of Operations for the Period from June 5, 1996 (inception) through December 29, 1996 and the Statement of Cash Flows for the Period from June 5, 1996 (inception) through December 29, 1996 and the notes related thereto. The financial statements have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of the Partnership, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Partnership's financial position, results of operations and cash flows as of October 5, 1997 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Partnership's accounting policies and other financial information are included in the audited financial statements included elsewhere herein.

2. MERGER WITH LIBERTY FOODS, L.L.C.

     On April 20, 1997, the Partnership merged with Liberty Foods, L.L.C., another area developer of Einstein/Noah Bagel Corp., resulting in the Partnership obtaining the rights to open an additional 150 stores in portions of New York, New Jersey, Pennsylvania and Connecticut under the Einstein Bros. Bagels brand, of which 19 stores were open at that date.

                             FINEST BAGELS, L.L.C.

                              FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996
                      TOGETHER WITH REPORT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Members of Finest Bagels, L.L.C.:

     We have audited the accompanying balance sheet of Finest Bagels, L.L.C. (a Delaware limited liability company) as of December 29, 1996 and the related statements of operations, members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Finest Bagels, L.L.C. as of December 29, 1996 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado
March 18, 1997

                             FINEST BAGELS, L.L.C.

                                 BALANCE SHEET
                            AS OF DECEMBER 29, 1996

ASSETS
Current Assets:
  Cash......................................................  $   226,185
  Accounts receivable.......................................      368,991
  Inventories...............................................      714,854
  Prepaid expenses and other current assets.................      244,208
                                                              -----------
          Total current assets..............................    1,554,238
Property, Equipment and Other Related Assets, net...........   15,502,327
Costs in Excess of Net Assets Acquired, net.................      192,998
Notes Receivable............................................      400,000
Other Assets, net...........................................      733,070
                                                              -----------
          Total assets......................................  $18,382,633
                                                              ===========

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities:
  Accounts payable..........................................  $ 1,482,079
  Accrued expenses..........................................    1,349,525
                                                              -----------
          Total current liabilities.........................    2,831,604
Convertible Debt............................................   14,163,196
Commitments (Note 8)
Members' Equity.............................................    1,387,833
                                                              -----------
          Total liabilities and members' equity.............  $18,382,633
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             FINEST BAGELS, L.L.C.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 29, 1996

Revenue.....................................................  $16,237,783
Costs and Expenses:
  Cost of products sold.....................................    5,317,374
  Salaries and benefits.....................................    6,872,851
  General and administrative................................    6,967,883
                                                              -----------
          Total costs and expenses..........................   19,158,108
                                                              -----------
Loss from Operations........................................   (2,920,325)
Other Income (Expense):
  Interest expense..........................................     (656,782)
  Interest income...........................................       34,337
  Other expense.............................................     (108,797)
                                                              -----------
          Total other expense...............................     (731,242)
                                                              -----------
Net Loss....................................................  $(3,651,567)
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             FINEST BAGELS, L.L.C.

                          STATEMENT OF MEMBERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 29, 1996

                                           VOTING                NON-VOTING
                                      MEMBERS' CAPITAL        MEMBERS' CAPITAL
                                     -------------------   -----------------------
                                      UNITS     AMOUNT       UNITS       AMOUNT         TOTAL
                                     -------   ---------   ---------   -----------   -----------
Balances, inception................       --   $      --          --   $        --   $        --
  Units issued for capital
     contributions.................  600,000     600,000   4,425,000     4,425,000     5,025,000
  Non-employee stock option
     expense.......................       --      14,400          --            --        14,400
  Net loss.........................       --    (436,008)         --    (3,215,559)   (3,651,567)
                                     -------   ---------   ---------   -----------   -----------
Balances, December 29, 1996........  600,000   $ 178,392   4,425,000   $ 1,209,441   $ 1,387,833
                                     =======   =========   =========   ===========   ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             FINEST BAGELS, L.L.C.

                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 29, 1996

Cash Flows from Operating Activities:
  Net loss..................................................  $ (3,651,567)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Depreciation and amortization..........................     1,385,999
     Non-employee stock option expense......................        14,400
  Changes in assets and liabilities, excluding effects from
     acquisition:
     Accounts receivable, net...............................      (185,243)
     Inventories............................................      (340,410)
     Prepaid expenses and other current assets..............      (242,929)
     Accounts payable and accrued expenses..................     2,793,637
     Other assets...........................................      (231,270)
                                                              ------------
          Net cash used in operating activities.............      (457,383)
Cash Flows from Investing Activities:
  Purchase of property, equipment and other related
     assets.................................................   (10,045,515)
  Purchase of net assets from ENBC, net of cash acquired....    (7,559,544)
  Purchase of ENBC common stock.............................      (499,569)
                                                              ------------
          Net cash used in investing activities.............   (18,104,628)
Cash Flows from Financing Activities:
  Proceeds from issuance of member units....................     4,625,000
  Proceeds from convertible debt............................    21,183,200
  Repayment on convertible debt.............................    (7,020,004)
                                                              ------------
          Net cash provided by financing activities.........    18,788,196
                                                              ------------
Net Increase in Cash........................................       226,185
Cash, inception.............................................            --
                                                              ------------
Cash, end of year...........................................  $    226,185
                                                              ============
Supplemental Disclosure of Cash Flow Information:
  Interest paid.............................................  $    618,081
                                                              ============
Supplemental Disclosure of Noncash Financing Activities:
  Member units issued in exchange for notes receivable......  $    400,000
                                                              ============

The accompanying notes to the financial statements are an integral part of this statement.

                             FINEST BAGELS, L.L.C.

                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996

(1) DESCRIPTION OF BUSINESS

     Finest Bagels, L.L.C. (the "Company") owns and operates retail food service establishments under franchise agreements with Einstein/Noah Bagel Corp. ("ENBC"), under the Einstein Bros. Bagels brand name. The Einstein Bros. Bagels concept is designed to combine the authentic tastes of a bagel bakery with the atmosphere of a neighborhood coffee shop, offering products including fresh-baked bagels, proprietary cream cheeses, specialty coffees and teas, and creative sandwiches. The Company also operates stores under the name of "Bagel & Bagel" in the Kansas City area. The Company was formed on January 1, 1996, under the Delaware Limited Liability Act.

     The Company has an Area Development Agreement ("ADA") with ENBC, granting it the right to open 68 new stores in portions of Kansas, Missouri, Minnesota and Wisconsin. The ADA requires the Company to complete the store development by December 27, 1998. The Company had 29 stores open at December 29, 1996, of which 10 had been acquired in 1996. Pursuant to the franchise agreements, the Company is required to make periodic royalty payments based on net revenue, and pay franchise, real estate development, software license, software maintenance and other support service fees on a per store basis. The Company is also required to make advertising fund contributions to national and local advertising funds.

     For the year ended December 29, 1996, the Company had a net loss of $3,651,567 and negative working capital of $1,277,366. The Company is currently in a state of rapid expansion as it continues to open stores in accordance with its ADA. The Company's ability to continue this expansion is contingent upon management's ability to raise additional equity and/or obtain additional financing. Management of the Company believes it will be able to continue to raise such equity and obtain such additional financing required to satisfy its ADA.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Fiscal Year

     The Company's fiscal year is the 52/53-week period ending on the last Sunday of December.

  Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market and consist of food, paper products and supplies.

  Investment in ENBC Common Stock

     The Company owns 77,175 shares of ENBC common stock which are considered restricted securities and, as a result, are reflected at historical cost of $499,569 in the accompanying balance sheet. At December 29, 1996, the fair value of similar unrestricted shares of ENBC was approximately $2,306,000.

  Property, Equipment and Other Related Assets

     Property, equipment and other related assets are stated at cost less accumulated depreciation and amortization. The provision for depreciation and amortization has been calculated using the straight-line method. These assets are depreciated and amortized over the following useful lives:

Buildings and improvements..................................  5-15 years
Equipment and software......................................   3-8 years
Furniture and fixtures......................................  7-15 years
ADA and Franchise fees......................................    15 years
Preopening costs............................................     1 year

                             FINEST BAGELS, L.L.C.

     Property, equipment and other related asset additions include acquisitions of buildings, equipment, software, leasehold improvements and major improvements to existing stores. Additions also include costs incurred in the development and construction of new stores, including real estate development and franchise fees paid to ENBC. Expenditures for maintenance and repairs are charged to expense as incurred.

     Preopening costs consist primarily of salaries and other incremental direct expenses relating to the set up, initial stocking, training and general store management activities incurred prior to the opening of new stores. Amortization begins on the date the store is opened.

  Costs in Excess of Net Assets Acquired

     The excess purchase price over the fair value of net assets acquired is being amortized on a straight-line basis over 15 years.

  Notes Receivable

     The Company has received notes receivable from certain unit holders in exchange for their member units. In general, these notes are due within three years of issuance, bear interest at the prime rate and are collateralized by the member units.

  Revenue Recognition

     Revenue is recognized in the period in which related food and beverage products are sold.

  Income Taxes

     The Company is considered a flow-through entity for federal and state income tax purposes. Any taxable income or loss is reported by the members on their individual tax returns in accordance with the Company's Operating Agreement.

  Allocation of Profits, Losses and Distributions

     Profits and losses of the Company for any fiscal year are allocated to the members in proportion to their units; provided, however, that all items of income, gain, loss or deductions related to the exercise of options granted pursuant to any option plan (Note 7) shall be allocated to the member exercising the option.

     Distributions shall be made at such times and in such amounts as may be determined by the Manager, subject to compliance with the covenants set forth in the Company's secured loan agreement (Note 5). The Manager shall cause the Company to make distributions on an annual basis to each member in an amount equal to the estimated tax liability of the member resulting from the operations of the Company. Distributions shall be made to the members in proportion to their units held.

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                             FINEST BAGELS, L.L.C.

(3) SUPPLEMENTAL FINANCIAL STATEMENT DATA

                                                                 1996
                                                              -----------
Property, equipment and other related assets:
  Buildings and improvements................................  $ 7,930,440
  Furniture, fixtures, equipment, and software..............    6,796,430
  ADA and franchise fees....................................    1,355,000
  Preopening costs..........................................      788,863
                                                              -----------
                                                               16,870,733
  Less accumulated depreciation and amortization............   (1,368,406)
                                                              -----------
          Total property, equipment and other related
           assets, net......................................  $15,502,327
                                                              ===========
Costs in excess of net assets acquired......................  $   206,784
  Less accumulated amortization.............................      (13,786)
                                                              -----------
          Total costs in excess of net assets acquired,
           net..............................................  $   192,998
                                                              ===========
Other assets:
  Prepaid franchise fees....................................  $   195,000
  Investment in ENBC common stock...........................      499,569
  Organization costs, net of accumulated amortization of
     $3,807.................................................       15,226
  Other assets..............................................       23,275
                                                              -----------
          Total other assets, net...........................  $   733,070
                                                              ===========

(4) PURCHASE OF NET ASSETS FROM ENBC

     On January 1, 1996, the Company paid to ENBC a total of $6,217,000 consisting of the net tangible assets of 10 stores for approximately $6,010,000 and costs in excess of net assets acquired of approximately $207,000. In addition, the Company paid approximately $1,343,000 for certain rights and fees to develop future stores. The transaction has been accounted for under the purchase method of accounting.

(5) CONVERTIBLE DEBT

     The Company has entered into a secured loan agreement (the "Agreement") with ENBC which provides ENBC the right to convert all or any portion of the loan into voting member units of members' capital at $1.12 per unit. The specified percentage of members' capital to be acquired on conversion is dependent on the amount of financing to be provided in relation to the total capital and rights outstanding, but would constitute at least a majority of the capital of the Company on a fully diluted basis in the event all of the loan was converted. The loan may be converted by ENBC at any time subsequent to January 1998, subject to the Company completing 80% of its development schedule, and up to January 2004, or at any time upon the Company being in default on the loan. Additionally, during this same time period, to the extent the loan is not fully drawn or has been drawn and repaid, ENBC has the option to acquire, at the loan conversion price, as defined, the amount of additional units it could have acquired by conversion of the loan had it been fully drawn. The loan is collateralized by substantially all of the assets of the Company and a pledge of the voting members' capital of the Company. The Agreement contains various restrictive covenants including restricting cash distributions and limiting additional indebtedness. The Company was in compliance with all such covenants at December 29, 1996.

     Interest is based upon the reference rate of the Bank of America Illinois ( 8.25% as of December 29, 1996) plus 1%. Interest-only payments are required through December 1998, at which time the loan converts

                             FINEST BAGELS, L.L.C.

to an amortizing term loan payable through December 2003, with a final balloon payment. The Agreement provides for a line of credit of $18,500,000 with $14,163,196 drawn as of December 29, 1996.

     As of December 29, 1996, principal maturities were as follows:

1997............................................  $        --
1998............................................           --
1999............................................    1,416,320
2000............................................    1,416,320
2001............................................    1,416,320
Thereafter......................................    9,914,236
                                                  -----------
                                                  $14,163,196
                                                  ===========

(6) MEMBERS' EQUITY

     The holders of the nonvoting units have the right to require the Company to redeem all of the nonvoting units at a pre-determined formula price ("Put Price") based on the store level cash flow of the Company in the event that (i) ENBC acquires a majority interest in the Company pursuant to the exercise of its conversion or option rights under the Agreement; (ii) ENBC does not consent to the Company's request to undertake a firm commitment underwritten public offering after ENBC's conversion and option rights under its agreement with the Company have expired unexercised; or (iii) ENBC does not consent to the Company's request to terminate its development and franchise agreements with ENBC after ENBC's conversion and option rights under its loan agreement with the Company have expired unexercised. In the event the Company does not redeem the nonvoting units when required to do so, ENBC will be obligated to purchase these units at the same price applicable to the Company.

(7) OPTION PLANS

     A maximum of 2,671,000 voting units are available for grant to employees and certain non-employees pursuant to the 1996 Common Unit Option Plan (the "Option Plan"). The option price is equal to the fair market value on the date of grant, as determined by the Manager. All unit options granted under the Option Plan are exercisable up to 10 years from the date of grant. The options generally vest at a rate of 10% at the end of the first year, an additional 20% at the end of the second year, an additional 30% at the end of the third year and the balance at the end of the fourth year from the date of grant.

     The Company accounts for employee options using the intrinsic value based method under which no compensation cost has been recognized in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation". If a fair value based accounting method had been adopted, the Company's pro forma net loss would have been $3,781,798 for the year ended December 29, 1996.

     Non-employee options are accounted for using a fair value approach which resulted in $14,400 of compensation expense for the year ended December 29, 1996.

                             FINEST BAGELS, L.L.C.

     The following table summarizes stock option activity and the related weighted average exercise price of the options.

                                                                     1996
                                                              -------------------
                                                                UNITS       PRICE
                                                              ----------    -----
Outstanding, beginning of period............................          --       --
  Granted...................................................   2,322,500    $1.00
  Exercised.................................................          --       --
  Forfeited.................................................          --       --
  Expired...................................................          --       --
                                                              ----------
Outstanding, end of period..................................   2,322,500    $1.00
                                                              ==========
Exercisable, end of period..................................     232,500    $1.00
                                                              ==========
Weighted average fair value of options granted..............  $     0.25
                                                              ==========

     At December 29, 1996, the weighted average remaining contractual life of the options is 9 years.

     The fair value of each option is estimated on the date of grant using the minimum value option pricing model with the following weighted average assumptions used for 1996 grants: risk-free interest rate of 5.73%; expected life of 5 years.

     In addition to the Common Unit Option Plan, the Company has granted employees options to purchase 45,823 shares of ENBC common stock at an exercise price of $6.59 per share. At December 29, 1996, no options have been exercised and the shares are reflected at historical cost (Note 2) in the accompanying financial statements.

(8) COMMITMENTS

     The Company leases store premises under various noncancelable operating lease agreements. Lease terms are generally five years with two or three five-year renewal options. Most of the leases contain escalation clauses and common area maintenance charges.

     The following is a schedule of future minimum rental payments which are required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 29, 1996:

1997.............................................  $1,366,124
1998.............................................   1,351,759
1999.............................................   1,337,727
2000.............................................   1,066,915
2001.............................................     648,421
Thereafter.......................................   2,471,365
                                                   ----------
                                                   $8,242,311
                                                   ==========

     Total rent expense under operating leases, including common area maintenance charges, was approximately $1,115,000 for the year ended December 29, 1996.

     The Company obtains a majority of its produce and other supplies from a limited number of vendors. Management believes that, if necessary, the Company would be able to replace any of its sources of supply with other vendors without a disruption in service.

                              FINEST BAGELS, L.P.

                            STATEMENTS OF OPERATIONS

                                                                                          FOR THE TWO
                                                      FOR THE          FOR THE THREE     QUARTERS ENDED
                                                    YEAR ENDED        QUARTERS ENDED     JULY 13, 1997
                                                 DECEMBER 29, 1996    OCTOBER 6, 1996       (MERGER)
                                                 -----------------    ---------------    --------------
                                                                        (UNAUDITED)       (UNAUDITED)
Revenue........................................     $16,237,783         $11,585,297       $17,291,682
Costs and Expenses:
  Cost of products sold........................       5,317,374           3,837,829         5,406,676
  Salaries and benefits........................       6,872,851           4,843,605         7,573,379
  General and administrative...................       6,967,883           4,873,714         7,303,945
                                                    -----------         -----------       -----------
          Total costs and expenses.............      19,158,108          13,555,148        20,284,000
                                                    -----------         -----------       -----------
Loss from Operations...........................      (2,920,325)         (1,969,851)       (2,992,318)
Other Income (Expense):
  Interest expense, net........................        (622,445)           (424,681)       (1,192,132)
  Other income (expense).......................        (108,797)             (3,431)           10,381
                                                    -----------         -----------       -----------
          Total other expense..................        (731,242)           (428,112)       (1,181,751)
                                                    -----------         -----------       -----------
Net Loss.......................................     $(3,651,567)        $(2,397,963)      $(4,174,069)
                                                    ===========         ===========       ===========

The accompanying notes to the financial statements are an integral part of these statements.

                              FINEST BAGELS, L.P.

                            STATEMENTS OF CASH FLOWS

                                                                                           FOR THE TWO
                                                       FOR THE          FOR THE THREE     QUARTERS ENDED
                                                     YEAR ENDED        QUARTERS ENDED     JULY 13, 1997
                                                  DECEMBER 29, 1996    OCTOBER 6, 1996       (MERGER)
                                                  -----------------    ---------------    --------------
                                                                         (UNAUDITED)       (UNAUDITED)
Cash Flows from Operating Activities:
  Net loss......................................    $ (3,651,567)       $ (2,397,963)      $ (4,174,069)
  Adjustments to reconcile net loss to net cash
     used in operating activities:
     Depreciation and amortization..............       1,385,999             879,161          1,684,682
     Non-employee option expense................          14,400                  --             11,104
     Changes in assets and liabilities,
       excluding effects from acquisitions:
       Inventories..............................        (340,410)           (160,251)          (392,041)
       Accounts receivable, net.................        (185,243)            (80,244)           (18,387)
       Accounts payable and accrued expenses....       2,793,637           1,319,429            482,066
       Prepaid expenses and other current
          assets................................        (242,929)            (82,445)           108,288
       Other assets and liabilities.............        (231,270)           (348,503)          (119,980)
                                                    ------------        ------------       ------------
          Net cash used in operating
            activities..........................        (457,383)           (870,816)        (2,418,337)
  Cash Flows from Investing Activities:
     Purchase of property and equipment.........     (10,045,515)         (5,634,413)        (7,554,627)
     Sale (purchase) of ENBC stock..............        (499,569)           (499,569)           236,475
     Purchase of net assets from ENBC...........      (7,559,544)         (7,559,544)                --
                                                    ------------        ------------       ------------
          Net cash used in investing
            activities..........................     (18,104,628)        (13,693,526)        (7,318,152)
  Cash Flows from Financing Activities:
     Proceeds from issuance of partnership
       units....................................       4,625,000           4,625,000          2,000,000
     Proceeds from convertible debt.............      21,183,200          16,917,122         17,759,741
     Repayment of convertible debt..............      (7,020,004)         (6,778,000)        (9,813,203)
                                                    ------------        ------------       ------------
          Net cash provided by financing
            activities..........................      18,788,196          14,764,122          9,946,538
                                                    ------------        ------------       ------------
  Net Increase in Cash and Cash Equivalents.....         226,185             199,780            210,049
  Cash and Cash Equivalents, beginning of
     period.....................................              --                  --            226,185
                                                    ------------        ------------       ------------
  Cash and Cash Equivalents, end of period......    $    226,185        $    199,780       $    436,234
                                                    ============        ============       ============

The accompanying notes to the financial statements are an integral part of these statements.

                              FINEST BAGELS, L.P.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The financial statements have been prepared by Finest Bagels, L.P. (the "Partnership") and are unaudited except for the Statement of Operations for the Year Ended December 29, 1996 and the Statement of Cash Flows for the Year Ended December 29, 1996 and the notes related thereto. The financial statements have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of the Partnership, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Partnership's financial position, results of operations and cash flows as of July 13, 1997 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Partnership's accounting policies and other financial information are included in the audited financial statements included elsewhere herein.

2. MERGER WITH ALAMO BAGELS, L.P.

     On April 20, 1997, the Partnership merged with Alamo Bagels, L.P., another area developer of Einstein/Noah Bagel Corp. ("ENBC"), in order to achieve greater operating efficiencies. With this merger, the Partnership obtained the rights to open an additional 110 stores in portions of Texas under the Einstein Bros. Bagels brand.

3. MERGER WITH GREAT LAKE BAGELS, L.P.

     On July 13, 1997, the Partnership was acquired by Great Lake Bagels, L.P., another area developer of ENBC.

                           GREAT LAKES BAGELS, L.L.C.

                              FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996
                      TOGETHER WITH REPORT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Members of Great Lakes Bagels, L.L.C.:

     We have audited the accompanying balance sheet of Great Lakes Bagels, L.L.C. (a Delaware limited liability company) as of December 29, 1996 and the related statements of operations, members' equity and cash flows for the period from inception (June 16, 1996) through December 29, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great Lakes Bagels, L.L.C. as of December 29, 1996 and the results of its operations and its cash flows for the period from inception (June 16, 1996) through December 29, 1996, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado
March 18, 1997

                           GREAT LAKES BAGELS, L.L.C.

                                 BALANCE SHEET
                            AS OF DECEMBER 29, 1996

ASSETS
Current Assets:
  Cash......................................................  $   146,330
  Inventories...............................................      661,407
  Prepaid expenses and other current assets.................      309,100
                                                              -----------
          Total current assets..............................    1,116,837
Property, Equipment and Other Related Assets, net...........   22,556,329
Costs in Excess of Net Assets Acquired, net.................    4,641,920
Notes Receivable............................................      500,000
Other Assets, net...........................................    1,816,630
                                                              -----------
          Total assets......................................  $30,631,716
                                                              ===========

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities:
  Accounts payable..........................................  $ 1,901,915
  Accrued expenses..........................................    1,151,947
                                                              -----------
          Total current liabilities.........................    3,053,862
Convertible Debt............................................   21,391,233
Other Liabilities...........................................       73,599
Commitments (Note 8)........................................
Members' Equity.............................................    6,113,022
                                                              -----------
          Total liabilities and members' equity.............  $30,631,716
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                           GREAT LAKES BAGELS, L.L.C.

                            STATEMENT OF OPERATIONS
                 FOR THE PERIOD FROM JUNE 16, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Revenue.....................................................  $11,374,335
Costs and Expenses:
  Cost of products sold.....................................    4,317,566
  Salaries and benefits.....................................    4,922,731
  General and administrative................................    5,631,269
                                                              -----------
          Total costs and expenses..........................   14,871,566
                                                              -----------
Loss from Operations........................................   (3,497,231)
Other Income (Expense):
  Interest expense..........................................     (772,253)
  Interest income...........................................       22,161
  Other expense.............................................     (149,355)
                                                              -----------
          Total other expense...............................     (899,447)
                                                              -----------
Net Loss....................................................  $(4,396,678)
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                           GREAT LAKES BAGELS, L.L.C.

                          STATEMENT OF MEMBERS' EQUITY
                 FOR THE PERIOD FROM JUNE 16, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

                                              VOTING                 NONVOTING
                                          MEMBERS' EQUITY         MEMBERS' EQUITY
                                        -------------------   ------------------------
                                         UNITS     AMOUNT       UNITS        AMOUNT      TOTAL AMOUNT
                                        -------   ---------   ----------   -----------   ------------
Balances, inception...................       --   $      --           --   $        --   $        --
  Units issued in exchange for net
     assets contributed...............       --          --    6,500,000     6,500,000     6,500,000
  Units issued for capital
     contributions....................  500,000     500,000    3,500,000     3,500,000     4,000,000
  Non-employee stock option expense...       --       9,700           --            --         9,700
  Net loss............................       --    (209,366)          --    (4,187,312)   (4,396,678)
                                        -------   ---------   ----------   -----------   -----------
Balances, December 29, 1996...........  500,000   $ 300,334   10,000,000   $ 5,812,688   $ 6,113,022
                                        =======   =========   ==========   ===========   ===========

The accompanying notes to the financial statements are an integral part of this statement.

                           GREAT LAKES BAGELS, L.L.C.

                            STATEMENT OF CASH FLOWS
                 FOR THE PERIOD FROM JUNE 16, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Cash Flows from Operating Activities:
  Net loss..................................................  $ (4,396,678)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Depreciation and amortization..........................     1,426,800
     Non-employee stock option expense......................         9,700
  Changes in assets and liabilities, excluding effects from
     net assets contributed:
     Inventories............................................      (211,647)
     Prepaid expenses and other current assets..............        53,991
     Accounts payable and accrued expenses..................     2,964,000
     Other assets and liabilities...........................      (830,241)
                                                              ------------
          Net cash used in operating activities.............      (984,075)
Cash Flows from Investing Activities:
  Purchase of property, equipment and other related
     assets.................................................   (11,233,628)
  Proceeds from sale of assets..............................       179,483
  Purchase of ENBC common stock.............................      (669,976)
                                                              ------------
          Net cash used in investing activities.............   (11,724,121)
Cash Flows from Financing Activities:
  Proceeds from issuance of member units....................     3,500,000
  Proceeds from convertible debt............................    18,385,360
  Repayments on convertible debt............................    (9,030,834)
                                                              ------------
          Net cash provided by financing activities.........    12,854,526
                                                              ------------
Net Increase in Cash........................................       146,330
Cash, inception.............................................            --
                                                              ------------
Cash, end of period.........................................  $    146,330
                                                              ============
Supplemental Disclosure of Cash Flow Information:
  Interest paid.............................................  $    792,746
                                                              ============
Supplemental Disclosure of Noncash Investing and Financing
  Activities:
  Member units issued in exchange for net assets
     contributed............................................  $  6,500,000
                                                              ============
  Member units issued in exchange for notes receivable......  $    500,000
                                                              ============

The accompanying notes to the financial statements are an integral part of this statement.

                           GREAT LAKES BAGELS, L.L.C.

                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996

(1) DESCRIPTION OF BUSINESS

     Great Lakes Bagels, L.L.C. (the "Company") owns and operates retail food service establishments under franchise agreements with Einstein/Noah Bagel Corp. ("ENBC"), under the Einstein Bros. Bagels brand name. The Einstein Bros. Bagels concept is designed to combine the authentic tastes of a bagel bakery with the atmosphere of a neighborhood coffee shop, offering products including fresh-baked bagels, proprietary cream cheeses, specialty coffees and teas, and creative sandwiches. The Company was formed on June 16, 1996 under the Delaware Limited Liability Act, as amended.

     The Company has an Area Development Agreement ("ADA") with ENBC, granting it the right to open 197 stores in portions of Milwaukee, Madison, Chicago, and Detroit. The ADA requires the Company to complete the store development by December 31, 2000. The Company had 40 stores open at December 29, 1996. Pursuant to the franchise agreements, the Company is required to make periodic royalty payments based on net revenue, and pay franchise, real estate development, software license, software maintenance and other support service fees on a per store basis. The Company is also required to make advertising fund contributions to national and local advertising funds.

     For the period from June 16, 1996 (inception) through December 29, 1996, the Company had a net loss of $4,396,678 and negative working capital of $1,937,025. The Company is currently in a state of rapid expansion as it continues to open stores in accordance with its ADA. The Company's ability to continue this expansion is contingent upon management's ability to raise additional equity and/or obtain additional financing. Management of the Company believes it will be able to continue to raise such equity and obtain such additional financing required to satisfy its ADA.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Fiscal Year

     The Company's fiscal year is the 52/53-week period ending on the last Sunday of December.

  Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market and consist of food, paper products and supplies.

  Investment in ENBC Common Stock

     The Company owns 103,500 shares of ENBC common stock which are considered restricted securities and, as a result, are reflected at historical cost of $669,976 in the accompanying balance sheet. At December 29, 1996, the fair value of similar unrestricted shares of ENBC was approximately $3,092,000.

  Property, Equipment and Other Related Assets

     Property, equipment and other related assets are stated at cost less accumulated depreciation and amortization. The provision for depreciation and amortization has been calculated using the straight-line method. These assets are depreciated and amortized over the following useful lives:


Buildings and improvements.................................. 5-15 years
Equipment and software...................................... 3- 8 years
Furniture and fixtures...................................... 7-15 years
ADA and franchise fees......................................   15 years
Preopening costs............................................    1 year

                           GREAT LAKES BAGELS, L.L.C.

     Property, equipment and other related asset additions include acquisitions of buildings, equipment, software, leasehold improvements and major improvements to existing stores. Additions also include costs incurred in the development and construction of new stores, including real estate development and franchise fees paid to ENBC. Expenditures for maintenance and repairs are charged to expense as incurred.

     Preopening costs consist primarily of salaries and other incremental direct expenses relating to the set up, initial stocking, training and general store management activities incurred prior to the opening of new stores. Amortization begins on the date the store is opened.

  Costs in Excess of Net Assets Acquired

     The excess purchase price over the fair value of net assets acquired is being amortized on a straight-line basis over 15 years.

  Notes Receivable

     The Company has received notes receivable from certain unit holders in exchange for their member units. In general, these notes are due within three years of issuance, bear interest at the prime rate and are collateralized by the member units.

  Revenue Recognition

     Revenue is recognized in the period in which related food and beverage products are sold.

  Income Taxes

     The Company is considered a flow-through entity for federal and state income tax purposes. Any taxable income or loss is reported by the members on their individual tax returns in accordance with the Company's Operating Agreement.

  Allocation of Profits, Losses and Distributions

     Profits and losses of the Company for any fiscal year are allocated to the members in proportion to their units; provided, however, that all items of income, gain, loss or deductions related to the exercise of options granted pursuant to any option plan (Note 7) shall be allocated to the member exercising the option.

     Distributions shall be made at such times and in such amounts as may be determined by the Manager, subject to compliance with the covenants set forth in the Company's secured loan agreement (Note 5). The Manager shall cause the Company to make distributions on an annual basis to each member in an amount equal to the estimated tax liability of the member resulting from the operations of the Company. Distributions shall be made to the members in proportion to their units held.

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                           GREAT LAKES BAGELS, L.L.C.

(3) SUPPLEMENTAL FINANCIAL STATEMENT DATA

                                                                 1996
                                                              -----------
Property, equipment and other related assets:
  Land......................................................  $    21,534
  Buildings and improvements................................   10,917,105
  Furniture, fixtures, equipment, and software..............    9,336,167
  ADA and franchise fees....................................    2,362,345
  Preopening costs..........................................    1,172,379
                                                              -----------
                                                               23,809,530
  Less accumulated depreciation and amortization............   (1,253,201)
          Total property, equipment and other related
            assets, net.....................................  $22,556,329
                                                              ===========
Costs in excess of net assets acquired......................  $ 4,813,860
  Less accumulated amortization.............................     (171,940)
                                                              -----------
          Total costs in excess of net assets acquired,
            net.............................................  $ 4,641,920
                                                              ===========
Other assets:
  Prepaid franchise fees....................................  $   800,000
  Investment in ENBC common stock...........................      669,976
  Organization costs, net of accumulated amortization of
     $3,152.................................................       40,914
  Other assets..............................................      305,740
                                                              -----------
          Total other assets, net...........................  $ 1,816,630
                                                              ===========

(4) CONTRIBUTION OF NET ASSETS

     On June 16, 1996, Einstein Brothers America, L.P., a franchised area developer of ENBC, contributed 26 stores and their related net tangible assets in exchange for 6,500,000 units of nonvoting members capital. The transaction has been accounted for under the purchase method of accounting, resulting in approximately $4,814,000 of costs in excess of net assets acquired.

(5) CONVERTIBLE DEBT

     The Company has entered into a secured loan agreement (the "Agreement") with ENBC which provides ENBC the right to convert all or any portion of the loan into voting units of members' capital at $1.12 per unit. The specified percentage of members' capital to be acquired on conversion is dependent on the amount of financing to be provided in relation to the total capital and rights outstanding, but would constitute at least a majority of the capital of the Company on a fully diluted basis in the event that all of the loan was converted. The loan may be converted by ENBC at any time subsequent to June 1998, subject to the Company completing 80% of its development schedule, and up to June 2004, or at any time upon the Company being in default on the loan. Additionally, during this same time period, to the extent the loan is not fully drawn or has been drawn and repaid, ENBC has the option to acquire, at the loan conversion price, as defined, the amount of additional units it could have acquired by conversion of the loan had it been fully drawn. The loan is collateralized by substantially all of the assets of the Company and a pledge of the voting members' capital of the Company. The Agreement contains various restrictive covenants including restricting cash distributions and limiting additional indebtedness. The Company was in compliance with all such covenants as of December 29, 1996.

     Interest is based upon the reference rate of the Bank of America Illinois (8.25% as of December 29, 1996) plus 1%. Interest-only payments are required through June 1999, at which time the loan converts to an

                           GREAT LAKES BAGELS, L.L.C.

amortizing term loan payable through June 2004, with a final balloon payment. The Agreement provides for a line of credit of $40,000,000, with $21,391,233 drawn as of December 29, 1996.

     As of December 29, 1996, principal maturities were as follows:


1997...........................................  $        --
1998...........................................           --
1999...........................................    1,151,837
2000...........................................    2,139,123
2001...........................................    2,139,123
Thereafter.....................................   15,961,150
                                                 -----------
                                                 $21,391,233
                                                 ===========

(6) MEMBERS' EQUITY

     The holders of the nonvoting units have the right to require the Company to redeem all of the nonvoting units at a pre-determined formula price ("Put Price") based on the store level cash flow of the Company in the event that (i) ENBC acquires a majority interest in the Company pursuant to the exercise of its conversion or option rights under the Agreement; (ii) ENBC does not consent to the Company's request to undertake a firm commitment underwritten public offering after ENBC's conversion and option rights under its loan agreement with the Company have expired unexercised; or (iii) ENBC does not consent to the Company's request to terminate its development and franchise agreements with ENBC after ENBC's conversion and option rights under its loan agreement with the Company have expired unexercised. In the event the Company does not redeem the nonvoting units when required to do so, ENBC will be obligated to purchase these units at the same price applicable to the Company.

(7) OPTION PLANS

     A maximum of 3,914,000 voting units are available for grant to employees and certain non-employees pursuant to the 1996 Unit Option Plan (the "Option Plan"). The option price is equal to the fair market value on the date of grant, as determined by the Manager. All unit options granted under the Option Plan are exercisable up to 10 years from the date of grant. The options generally vest at a rate of 10% at the end of the first year, an additional 20% at the end of the second year, an additional 30% at the end of the third year and the balance at the end of the fourth year from the date of grant.

     The Company accounts for employee options using the intrinsic value based method under which no compensation cost has been recognized in accordance with Statement of Financial Accounting Standard, No. 123, "Accounting for Stock Based Compensation." If a fair value based accounting method had been adopted, the Company's pro forma results of operations would have been $4,445,186 for the period ended December 29, 1996.

     Non-employee options are accounted for using a fair value approach which resulted in $9,700 of compensation expense for the period ended December 29, 1996.

                           GREAT LAKES BAGELS, L.L.C.

     The following table summarizes stock option activity and the related weighted average exercise price of the options.

                                                                     1996
                                                              ------------------
                                                                UNITS      PRICE
                                                              ----------   -----
Outstanding, beginning of period............................          --       --
  Granted...................................................   1,423,750    $1.00
  Exercised.................................................          --       --
  Forfeited.................................................          --       --
  Expired...................................................          --       --
                                                               ---------
Outstanding, end of period..................................   1,423,750    $1.00
                                                               =========
Exercisable, end of period..................................          --    $1.00
                                                               =========
Weighted average fair value of options granted..............   $    0.28
                                                               =========

     At December 29, 1996, the weighted average remaining contractual life of the options is 9.5 years.

     The fair value of each option is estimated on the date of grant using the minimum value option pricing model with the following weighted average assumptions used for 1996 grants: risk-free interest rate of 6.58%; expected life of 5 years.

     In addition to the Common Unit Option Plan, the Company has granted employees options to purchase 101,669 shares of ENBC common stock at an exercise price of $6.59 per share. At December 29, 1996, no options have been exercised and the shares are reflected at historical cost (Note 2) in the accompanying financial statements.

(8) COMMITMENTS

     The Company leases store premises under various noncancelable operating lease agreements. Lease terms are generally five years with two or three five-year renewal options. Most of the leases contain escalation clauses and common area maintenance charges.

     The following is a schedule of future minimum rental payments which are required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 29, 1996:


1997............................................  $1,702,986
1998............................................   1,656,484
1999............................................   1,646,040
2000............................................   1,564,248
2001............................................     831,408
Thereafter......................................   2,130,862
                                                  ----------
                                                  $9,532,028
                                                  ==========

     Total rent expense under operating leases, including common area maintenance charges, was approximately $1,039,000 for the period from June 16, 1996 (inception) through December 29, 1996.

     The Company obtains a majority of its produce and other supplies from a limited number of vendors. Management believes that, if necessary, the Company would be able to replace any of its sources of supply with other vendors without a disruption in service.

                            GREAT LAKES BAGELS, L.P.

                                 BALANCE SHEETS

                                                              DECEMBER 29,     OCTOBER 5,
                                                                  1996            1997
                                                              ------------    ------------
                                                                              (UNAUDITED)
ASSETS
Current Assets:
  Cash and cash equivalents.................................  $   146,330     $    763,870
  Accounts receivable.......................................                       399,922
  Inventories...............................................      661,407        2,943,597
  Prepaid expenses and other current assets.................      309,100          419,461
                                                              -----------     ------------
          Total current assets..............................    1,116,837        4,526,850
Property, Equipment and Other Related Assets, net...........   22,556,329       54,479,064
Costs in Excess of Net Assets Acquired. net.................    4,641,920       41,022,964
Notes Receivable............................................      500,000          950,000
Other Assets, net...........................................    1,816,630        3,314,345
                                                              -----------     ------------
          Total assets......................................  $30,631,716     $104,293,223
                                                              ===========     ============
LIABILITIES AND PARTNERS' EQUITY
Current Liabilities:
  Accounts payable..........................................  $ 1,901,915     $  6,245,520
  Accrued expenses..........................................    1,151,947        4,084,194
                                                              -----------     ------------
          Total current liabilities.........................    3,053,862       10,329,714
Convertible Debt............................................   21,391,233       78,694,878
Other Noncurrent Liabilities................................       73,599           37,979
Commitments.................................................
Partners' Equity............................................    6,113,022       15,230,652
                                                              -----------     ------------
          Total liabilities and partners' equity............  $30,631,716     $104,293,223
                                                              ===========     ============

The accompanying notes to the financial statements are an integral part of these statements.

                            GREAT LAKES BAGELS, L.P.

                            STATEMENTS OF OPERATIONS

                                            FOR THE PERIOD FROM    FOR THE PERIOD FROM
                                               JUNE 16, 1996          JUNE 16, 1996        FOR THE THREE
                                            (INCEPTION) THROUGH    (INCEPTION) THROUGH    QUARTERS ENDED
                                             DECEMBER 29, 1996       OCTOBER 6, 1996      OCTOBER 5, 1997
                                            -------------------    -------------------    ---------------
                                                                       (UNAUDITED)          (UNAUDITED)
Revenue...................................      $11,374,335            $ 6,077,400         $ 41,240,394
Costs and Expenses:
  Cost of products sold...................        4,317,566              2,354,846           13,429,641
  Salaries and benefits...................        4,922,731              2,656,669           16,647,438
  General and administrative..............        5,631,269              3,074,121           17,663,929
                                                -----------            -----------         ------------
          Total costs and expenses........       14,871,566              8,085,636           47,741,008
                                                -----------            -----------         ------------
Loss from Operations......................       (3,497,231)            (2,008,236)          (6,500,614)
Other Income (Expense):
  Interest expense, net...................         (750,092)              (392,784)          (2,856,907)
  Other income (expense), net.............         (149,355)              (143,719)              13,769
                                                -----------            -----------         ------------
          Total other expense.............         (899,447)              (536,503)          (2,843,138)
                                                -----------            -----------         ------------
Net Loss..................................      $(4,396,678)           $(2,544,739)        $ (9,343,752)
                                                ===========            ===========         ============

The accompanying notes to the financial statements are an integral part of these statements.

                            GREAT LAKES BAGELS, L.P.

                            STATEMENTS OF CASH FLOWS

                                          FOR THE PERIOD FROM      FOR THE PERIOD FROM
                                             JUNE 16, 1996            JUNE 16, 1996        FOR THE THREE
                                          (INCEPTION) THROUGH      (INCEPTION) THROUGH    QUARTERS ENDED
                                           DECEMBER 29, 1996         OCTOBER 6, 1996      OCTOBER 5, 1997
                                          -------------------      -------------------    ---------------
                                                                       (UNAUDITED)          (UNAUDITED)
Cash Flows from Operating Activities:
  Net loss..............................     $ (4,396,678)            $ (2,544,739)         $ (9,343,752)
  Adjustments to reconcile net loss to
     net cash used in operating
     activities:
     Depreciation and amortization......        1,426,800                  697,731             4,577,592
     Non-employee option expense........            9,700                       --                13,857
     Changes in assets and liabilities,
       excluding effects from
       acquisitions:
       Inventories......................         (211,647)                 (97,172)             (833,710)
       Accounts receivable..............               --                  (15,058)               (2,034)
       Accounts payable and accrued
          expenses......................        2,964,000                2,935,778               808,389
       Prepaid expenses and other
          current assets................           53,991                   18,489                47,647
       Other assets and liabilities.....         (830,241)                (833,740)             (137,556)
                                             ------------             ------------          ------------
          Net cash used in operating
            activities..................         (984,075)                 161,289            (4,869,567)
Cash Flows from Investing Activities:
  Purchase of property and equipment....      (11,233,628)              (4,102,386)          (19,405,626)
  Proceeds from sale of assets..........          179,483                       --                    --
  Purchase of ENBC stock................         (669,976)                (669,976)                   --
  Net payments on notes receivable......               --                       --               436,234
                                             ------------             ------------          ------------
          Net cash used in investing
            activities..................      (11,724,121)              (4,772,362)          (18,969,392)
Cash Flows from Financing Activities:
  Proceeds from issuance of partnership
     units..............................        3,500,000                1,000,000             4,080,000
  Proceeds from convertible debt........       18,385,360                8,491,966            41,315,826
  Repayment of convertible debt.........       (9,030,834)              (4,880,893)          (20,939,327)
                                             ------------             ------------          ------------
          Net cash provided by financing
            activities..................       12,854,526                4,611,073            24,456,499
                                             ------------             ------------          ------------
Net Increase in Cash and Cash
  Equivalents...........................          146,330                       --               617,540
Cash and Cash Equivalents, beginning of
  period................................               --                       --               146,330
                                             ------------             ------------          ------------
Cash and Cash Equivalents, end of
  period................................     $    146,330             $         --          $    763,870
                                             ============             ============          ============

The accompanying notes to the financial statements are an integral part of these statements.

                            GREAT LAKES BAGELS, L.P.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The financial statements have been prepared by Great Lakes Bagels, L.P. (the "Partnership") and are unaudited except for the balance sheet at December 29, 1996, the Statement of Operations for the Period from June 16, 1996 (inception) through December 29, 1996 and the Statement of Cash Flows for the Period from June 16, 1996 (inception) through December 29, 1996 and the notes related thereto. The financial statements have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of the Partnership, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Partnership's financial position, results of operations and cash flows as of October 5, 1997 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Partnership's accounting policies and other financial information are included in the audited financial statements included elsewhere herein.

2. MERGER WITH FINEST BAGELS, L.P.

     On July 14, 1997, the Partnership acquired Finest Bagels, L.P., another area developer of Einstein/Noah Bagel Corp., resulting in the Partnership obtaining the rights to open an additional 178 stores in portions of Kansas, Missouri, Minnesota, Wisconsin and Texas under the Einstein Bros. Bagels brand, of which 67 stores were open at that date.

     On April 20, 1997 Finest Bagels, L.P. acquired Alamo Bagels, L.P., another area developer of Einstein/Noah Bagel Corp. ("ENBC").

     At the time of its acquisition of Finest Bagels, L.P. ("Finest"), the Partnership succeeded to an obligation of Finest incurred in connection with a prior acquisition in which a predecessor of Finest acquired certain bagel stores and related assets from Bagel Boulevard Cafe America, Inc. and related entities ("Bagel Boulevard"), in consideration for the delivery of 231,023 shares of common stock of ENBC. Pursuant to the terms of such acquisition, the Partnership is obligated to make a cash payment to Bagel Boulevard in an amount equal to the excess, if any, of $24.24 over the average net proceeds per share of the sale of such shares, multiplied by 231,023.

                            GULFSTREAM BAGELS, L.P.

                              FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996
                      TOGETHER WITH REPORT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of Gulfstream Bagels, L.P.:

     We have audited the accompanying balance sheet of Gulfstream Bagels, L.P. (a Delaware limited partnership) as of December 29, 1996 and the related statements of operations, partners' capital and cash flows for the period from inception (March 25, 1996) through December 29, 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gulfstream Bagels, L.P. as of December 29, 1996 and the results of its operations and its cash flows for the period from inception (March 25, 1996) through December 29, 1996, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado
March 21, 1997

                            GULFSTREAM BAGELS, L.P.

                                 BALANCE SHEET
                            AS OF DECEMBER 29, 1996

ASSETS
Current Assets:
  Cash......................................................  $   356,348
  Inventories...............................................      596,913
  Prepaid expenses and other current assets.................      184,118
                                                              -----------
          Total current assets..............................    1,137,379
Property, Equipment and Other Related Assets, net...........   17,029,358
Costs in Excess of Net Assets Acquired, net.................    1,757,455
Notes Receivable............................................      500,000
Other Assets, net...........................................    1,059,444
                                                              -----------
          Total assets......................................  $21,483,636
                                                              ===========

LIABILITIES AND PARTNERS' CAPITAL
Current Liabilities:
  Accounts payable..........................................  $ 2,212,410
  Accrued expenses..........................................    1,832,239
                                                              -----------
          Total current liabilities.........................    4,044,649
Convertible Debt............................................   14,758,734
Commitments (Note 8)
Partners' Capital...........................................    2,680,253
                                                              -----------
          Total liabilities and partners' capital...........  $21,483,636
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                            GULFSTREAM BAGELS, L.P.

                            STATEMENT OF OPERATIONS
                 FOR THE PERIOD FROM MARCH 25, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Revenue.....................................................  $16,434,537
Costs and Expenses:
  Cost of products sold.....................................    6,383,276
  Salaries and benefits.....................................    7,344,526
  General and administrative................................    8,777,292
                                                              -----------
          Total costs and expenses..........................   22,505,094
                                                              -----------
Loss from Operations........................................   (6,070,557)
Other Income (Expense):
  Interest expense..........................................   (1,006,150)
  Interest income...........................................       23,233
  Gain on sale of assets....................................    1,750,000
  Other expense.............................................      (32,357)
                                                              -----------
          Total other income................................      734,726
                                                              -----------
Net Loss....................................................  $(5,335,831)
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                            GULFSTREAM BAGELS, L.P.

                         STATEMENT OF PARTNERS' CAPITAL
                 FOR THE PERIOD FROM MARCH 25, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

                                      GENERAL PARTNER         LIMITED PARTNER
                                    -------------------   ------------------------
                                     UNITS     CAPITAL      UNITS        CAPITAL        TOTAL
                                    -------   ---------   ----------   -----------   -----------
Balances, inception...............       --   $      --           --   $        --   $        --
  Units issued for capital
     contributions................  500,000     500,000   14,000,000    14,000,000    14,500,000
  Redemption of units.............       --          --   (6,500,000)   (6,500,000)   (6,500,000)
  Non-employee stock option
     expense......................       --      16,084           --            --        16,084
  Net loss........................       --    (333,489)          --    (5,002,342)   (5,335,831)
                                    -------   ---------   ----------   -----------   -----------
Balances, December 29, 1996.......  500,000   $ 182,595    7,500,000   $ 2,497,658   $ 2,680,253
                                    =======   =========   ==========   ===========   ===========

The accompanying notes to the financial statements are an integral part of this statement.

                            GULFSTREAM BAGELS, L.P.

                            STATEMENT OF CASH FLOWS
                 FOR THE PERIOD FROM MARCH 25, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Cash Flows from Operating Activities:
  Net loss..................................................  $ (5,335,831)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Depreciation and amortization..........................     1,592,700
     Non-employee stock option expense......................        16,084
     Gain on sale of assets.................................    (1,750,000)
  Changes in assets and liabilities, excluding effects from
     acquisition:
     Inventories............................................    (1,075,973)
     Prepaid expenses and other current assets..............      (401,882)
     Accounts payable and accrued expenses..................     3,097,152
     Other assets...........................................         5,356
                                                              ------------
          Net cash used in operating activities.............    (3,852,394)
Cash Flows from Investing Activities:
  Purchase of property, equipment and other related
     assets.................................................    (9,404,956)
  Purchase of net assets from ENBC, net of cash acquired....   (27,121,000)
  Purchase of ENBC common stock.............................    (1,300,833)
                                                              ------------
          Net cash used in investing activities.............   (37,826,789)
Cash Flows from Financing Activities:
  Proceeds from issuance of partnership units...............    14,000,000
  Proceeds from convertible debt............................    64,798,511
  Repayment on convertible debt.............................   (36,762,980)
                                                              ------------
          Net cash provided by financing activities.........    42,035,531
                                                              ------------
Net Increase in Cash........................................       356,348
Cash, inception.............................................            --
                                                              ------------
Cash, end of period.........................................  $    356,348
                                                              ============
Supplemental Disclosure of Cash Flow Information:
  Interest paid.............................................  $    939,460
                                                              ============
Supplemental Disclosure of Noncash Financing Activities:
  Partnership units issued in exchange for notes
     receivable.............................................  $    500,000
                                                              ============
  Net assets contributed for limited partners' capital......  $  7,500,000
                                                              ============

The accompanying notes to the financial statements are an integral part of this statement.

                            GULFSTREAM BAGELS, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996

(1) DESCRIPTION OF BUSINESS

     Gulfstream Bagels, L.P. (the "Partnership"), formerly known as Einstein Brothers of America, L.P., a Delaware limited partnership, was formed on March 25, 1996 under the Delaware Revised Uniform Limited Partnership Act, as amended, owns and operates retail food service establishments under franchise agreements with Einstein/Noah Bagel Corp. ("ENBC"), under the Einstein Bros. Bagels brand name. The Einstein Bros. Bagels concept is designed to combine the authentic tastes of a bagel bakery with the atmosphere of a neighborhood coffee shop, offering products including fresh-baked bagels, proprietary cream cheeses, specialty coffees and teas, and creative sandwiches.

     The Partnership has an Area Development Agreement ("ADA") with ENBC, granting it the right to open 95 stores in portions of Florida. The ADA requires the Partnership to complete the store development by December 1998. The Partnership had 34 stores open at December 29, 1996. Pursuant to the franchise agreements, the Partnership is required to make periodic royalty payments based on net revenue, and pay franchise, real estate development, software license, software maintenance and other support service fees on a per store basis. The Partnership is also required to make advertising fund contributions to national and local advertising funds.

     For the period from March 25, 1996 (inception) through December 29, 1996, the Partnership had a net loss of $5,335,831 and negative working capital of $2,907,270. The Partnership is currently in a state of rapid expansion as it continues to open stores in accordance with its ADA. The Partnership's ability to continue this expansion is contingent upon management's ability to raise additional equity and/or obtain additional financing. Management of the Partnership believes it will be able to continue to raise such equity and obtain such additional financing required to satisfy its ADA.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Fiscal Year

     The Partnership's fiscal year is the 52/53-week period ending on the last Sunday of December.

  Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market and consist of food, paper products and supplies.

  Investment in ENBC Common Stock

     The Partnership owns 97,505 shares of ENBC common stock which are considered restricted securities and, as a result, are reflected at historical cost of $630,857 in the accompanying balance sheet. At December 29, 1996, the fair value of similar unrestricted shares of ENBC was approximately $2,913,000.

  Property, Equipment and Other Related Assets

     Property, equipment and other related assets are stated at cost less accumulated depreciation and amortization. The provision for depreciation and amortization has been calculated using the straight-line method. These assets are depreciated and amortized over the following useful lives:

Buildings and improvements..................................  5-15 years
Equipment and software......................................   3-8 years
Furniture and fixtures......................................  7-15 years
ADA and franchise fees......................................    15 years
Preopening costs............................................     1 year

                            GULFSTREAM BAGELS, L.P.

     Property, equipment and other related asset additions include acquisitions of buildings, equipment, software, leasehold improvements and major improvements to existing stores. Additions also include costs incurred in the development and construction of new stores, including real estate development and franchise fees paid to ENBC. Expenditures for maintenance and repairs are charged to expense as incurred.

     Preopening costs consist primarily of salaries and other incremental direct expenses relating to the set up, initial stocking, training and general store management activities incurred prior to the opening of new stores. Amortization begins on the date the store is opened.

 Costs in Excess of Net Assets Acquired

     The excess purchase price over the fair value of net assets acquired is being amortized on a straight-line basis over 15 years.

  Notes Receivable

     The Partnership has received notes receivable from certain unit holders in exchange for their partnership units. In general, these notes are due within three years of issuance, bear interest at the prime rate and are collateralized by the partnership units.

  Revenue Recognition

     Revenue is recognized in the period in which related food and beverage products are sold.

  Income Taxes

     The Partnership is not considered a taxable entity for federal or state income tax purposes. Any taxable income or loss is reported by the partners on their individual tax returns in accordance with the amended and restated Partnership Agreement.

  Allocation of Profits, Losses and Distributions

     Profits and losses of the Partnership for any fiscal year are allocated to the partners in proportion to their units; provided, however, that all items of income, gain, loss or deductions related to the exercise of options granted pursuant to any option plan (Note 7) shall be allocated to the partner exercising the option.

     Distributions shall be made at such times and in such amounts as may be determined by the General Partner, subject to compliance with the covenants set forth in the Partnership's secured loan agreement (Note 5). The General Partner shall cause the Partnership to make distributions on an annual basis to each partner in an amount equal to the estimated tax liability of the partner resulting from the operations of the Partnership. Distributions shall be made to the partners in proportion to their units held.

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                            GULFSTREAM BAGELS, L.P.

(3) SUPPLEMENTAL FINANCIAL STATEMENT DATA

                                                                DECEMBER 29,
                                                                    1996
                                                                ------------
Property, equipment and other related assets:
  Buildings and improvements................................    $ 8,170,660
  Furniture, fixtures, equipment, and software..............      7,700,037
  ADA and franchise fees....................................      1,665,000
  Preopening costs..........................................        696,561
                                                                -----------
                                                                 18,232,258
  Less accumulated depreciation and amortization............     (1,202,900)
                                                                -----------
          Total property, equipment and other related
            assets, net.....................................    $17,029,358
                                                                ===========
Costs in excess of net assets acquired......................    $ 1,804,487
  Less accumulated amortization.............................        (47,032)
                                                                -----------
          Total costs in excess of net assets acquired,
            net.............................................    $ 1,757,455
                                                                ===========
Other assets:
  Prepaid franchise fees....................................    $   300,000
  Organization costs, net of accumulated amortization of
     $10,812................................................         85,410
  Investment in ENBC common stock...........................        630,857
  Other assets..............................................         43,177
                                                                -----------
          Total other assets, net...........................    $ 1,059,444
                                                                ===========

(4) PURCHASE OF NET ASSETS FROM ENBC

     On March 25, 1996, the Partnership paid to ENBC a total of $22,961,000 consisting of the net tangible assets of 47 stores for approximately $21,157,000 and costs in excess of net assets acquired of approximately $1,804,000. In addition, the Partnership paid approximately $4,160,000 for certain rights and fees to develop future stores. The transaction has been accounted for under the purchase method of accounting. The pro forma effect of this transaction is not significant to the accompanying financial statements.

     On June 16, 1996, the Company sold 26 stores and their related net tangible assets in exchange for $6,500,000 of nonvoting member capital of Great Lakes Bagels, L.L.C. ("Great Lakes Capital"), resulting in a $1,750,000 gain. The Partnership then redeemed 6,500,000 limited partner units by transferring the Great Lakes Capital for such units.

(5) CONVERTIBLE DEBT

     The Partnership has entered into a secured loan agreement (the "Agreement") with ENBC which provides ENBC the right to convert all or any portion of the loan into units of partners' capital at $1.12 per unit. The specified percentage of partners' capital to be acquired on conversion is dependent on the amount of financing to be provided in relation to the total capital and rights outstanding, but would constitute at least a majority of the capital of the Partnership on a fully diluted basis in the event all of the loan was converted. The loan may be converted by ENBC at any time subsequent to March 25, 1998, subject to the Company completing 80% of its development schedule, and up to March 25, 2004, or at any time upon the Partnership being in default on the loan. Additionally, during this same time period, to the extent the loan is not fully drawn or has been drawn and repaid, ENBC has the option to acquire, at the loan conversion price, as defined, the amount of additional units it could have acquired by conversion of the loan had it been fully drawn. The loan is collateralized by substantially all of the assets of the Partnership and a pledge of the general partners' capital of the Partnership. The Agreement contains various restrictive covenants including restricting cash distributions and limiting additional indebtedness. The Partnership was in compliance with all such covenants at December 29, 1996.

                            GULFSTREAM BAGELS, L.P.

     Interest is based upon the reference rate of the Bank of America Illinois (8.25% as of December 29, 1996) plus 1%. Interest-only payments are required through June, 1999, at which time the loan converts to an amortizing term loan payable through March, 2004, with a final balloon payment. The Agreement provides for a line of credit of $30,000,000 with $14,758,734 drawn as of December 29, 1996.

     As of December 29, 1996, principal maturities were as follows:

1997............................................  $        --
1998............................................           --
1999............................................    1,135,287
2000............................................    1,475,873
2001............................................    1,475,873
Thereafter......................................   10,671,701
                                                  -----------
                                                  $14,758,734
                                                  ===========

(6) PARTNER'S CAPITAL

     The holders of certain of the limited partnership units have the right to require the Partnership to redeem all of the limited partnership units at a pre-determined formula price ("Put Price") based on the store level cash flow of the Partnership in the event that (i) ENBC acquires a majority interest in the Partnership pursuant to the exercise of its conversion or option rights under its loan agreement with ENBC; (ii) ENBC does not consent to the partnerships' request to undertake a firm commitment underwritten public offering after ENBC's conversion and option rights under its agreement with the Partnership have expired unexercised; or (iii) ENBC does not consent to the Partnerships' request to terminate its development and franchise agreements with ENBC after ENBC's conversion and option rights under its loan agreement with the Partnership have expired unexercised. In the event the Partnership does not redeem the nonvoting units when required to do so, ENBC will be obligated to purchase these units at the same price applicable to the Partnership.

(7) EMPLOYEE UNIT OPTION PLANS

     A maximum of 3,695,000 voting units are available for grant to employees pursuant to the 1996 Unit Option Plan (the "Option Plan"). The option price is equal to the fair market value on the date of grant, as determined by the General Partner. All unit options granted under the Option Plan are exercisable up to 10 years from the date of grant. The options generally vest at a rate of 10% at the end of the first year, an additional 20% at the end of the second year, an additional 30% at the end of the third year and the balance at the end of the fourth year from the date of grant.

     The Partnership accounts for employee options using the intrinsic value based method under which no compensation cost has been recognized in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation". If a fair value based accounting method had been adopted, the Partnership's pro forma net loss would have been $5,469,084 for the period ended December 29, 1996.

     Non-employee options are accounted for using a fair value approach which resulted in $16,084 of compensation expense for the period ended December 29, 1996.

                            GULFSTREAM BAGELS, L.P.

     The following table summarizes stock option activity and the related weighted average exercise price of the options.

                                                                     1996
                                                              ------------------
                                                                UNITS      PRICE
                                                              ----------   -----
Outstanding, beginning of period............................          --      --
  Granted...................................................   3,517,294   $1.00
  Exercised.................................................          --      --
  Forfeited.................................................          --      --
  Expired...................................................          --      --
                                                              ----------
Outstanding, end of period..................................   3,517,294   $1.00
                                                              ==========
Exercisable, end of period..................................          --      --
                                                              ==========
Weighted average fair value of options granted..............  $     0.25
                                                              ==========

     At December 29, 1996 the weighted average remaining contractual life of the options is 9.50 years.

     The fair value of each option is estimated on the date of grant using the minimum value option pricing model with the following weighted average assumptions used for 1996 grants: risk-free interest rate of 5.67%; expected life of 5 years.

     In addition to the Option Plan, the Partnership has granted employees options to purchase 61,034 shares of ENBC common stock at an exercise price of $6.59 per share. At December 29, 1996, no options have been exercised and the shares are reflected at historical cost (Note 2) in the accompanying financial statements.

(8) COMMITMENTS

     The Partnership leases store premises under various noncancelable operating lease agreements. Lease terms are generally five years with two or three five-year renewal options. Most of the leases contain escalation clauses and common area maintenance charges.

     The following is a schedule of future minimum rental payments which are required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 29, 1996:

1997.............................................  $1,426,247
1998.............................................   1,400,919
1999.............................................   1,339,406
2000.............................................   1,124,577
2001.............................................     696,304
Thereafter.......................................   2,145,079
                                                   ----------
                                                   $8,132,532
                                                   ==========

     Total rent expense under operating leases, including common area maintenance charges, was approximately $1,572,000 for the period from March 25, 1996 (inception) through December 29, 1996.

     The Partnership obtains a majority of its produce and other supplies from a limited number of vendors. Management believes that, if necessary, the Partnership would be able to replace any of its sources of supply with other vendors without a disruption in service.

                            GULFSTREAM BAGELS, L.P.

                                 BALANCE SHEETS

                                                              DECEMBER 29,    OCTOBER 5,
                                                                  1996           1997
                                                              ------------    -----------
                                                                              (UNAUDITED)
ASSETS
Current Assets:
  Cash and cash equivalents.................................  $   356,348     $    38,896
  Accounts receivable.......................................           --         358,754
  Inventories...............................................      596,913       2,020,615
  Prepaid expenses and other current assets.................      184,118         439,947
                                                              -----------     -----------
          Total current assets..............................    1,137,379       2,858,212
Property, Equipment and Other Related Assets, net...........   17,029,358      46,058,488
Costs in Excess of Net Assets Acquired, net.................    1,757,455      28,924,623
Notes Receivable............................................      500,000       1,060,033
Other Assets, net...........................................    1,059,444       3,225,153
                                                              -----------     -----------
          Total assets......................................  $21,483,636     $82,126,509
                                                              ===========     ===========
LIABILITIES AND PARTNERS' EQUITY
Current Liabilities:
  Accounts payable..........................................  $ 2,212,410     $ 5,492,193
  Accrued expenses..........................................    1,832,239       2,759,772
                                                              -----------     -----------
          Total current liabilities.........................    4,044,649       8,251,965
Convertible Debt............................................   14,758,734      59,749,248
Other Noncurrent Liabilities................................           --         581,871
Commitments.................................................
Partners' Equity............................................    2,680,253      13,543,425
                                                              -----------     -----------
          Total liabilities and partners' equity............  $21,483,636     $82,126,509
                                                              ===========     ===========

The accompanying notes to the financial statements are an integral part of these statements.

                            GULFSTREAM BAGELS, L.P.

                            STATEMENTS OF OPERATIONS

                                              FOR THE PERIOD FROM   FOR THE PERIOD FROM
                                                MARCH 25, 1996        MARCH 25, 1996       FOR THE THREE
                                              (INCEPTION) THROUGH   (INCEPTION) THROUGH   QUARTERS ENDED
                                               DECEMBER 29, 1996      OCTOBER 6, 1996     OCTOBER 5, 1997
                                              -------------------   -------------------   ---------------
                                                                        (UNAUDITED)         (UNAUDITED)
Revenue.....................................      $16,434,537           $11,535,502         $30,026,339
Costs and Expenses:
  Cost of products sold.....................        6,383,276             4,750,776           9,556,272
  Salaries and benefits.....................        7,344,526             5,370,210          12,738,064
  General and administrative................        8,777,292             5,624,164          13,812,977
                                                  -----------           -----------         -----------
          Total costs and expenses..........       22,505,094            15,745,150          36,107,313
                                                  -----------           -----------         -----------
Loss from Operations........................       (6,070,557)           (4,209,648)         (6,080,974)
Other Income (Expense):
  Interest expense, net.....................         (982,917)             (739,941)         (1,967,504)
  Gain on sale of assets....................        1,750,000             1,750,000                  --
  Other income (expense)....................          (32,357)                2,883             (15,087)
                                                  -----------           -----------         -----------
          Total other income (expense)......          734,726             1,012,942          (1,982,591)
                                                  -----------           -----------         -----------
Net Loss....................................      $(5,335,831)          $(3,196,706)        $(8,063,565)
                                                  ===========           ===========         ===========

The accompanying notes to the financial statements are an integral part of these statements.

                            GULFSTREAM BAGELS, L.P.

                            STATEMENTS OF CASH FLOWS

                                                  FOR THE PERIOD      FOR THE PERIOD
                                                       FROM                FROM
                                                  MARCH 25, 1996      MARCH 25, 1996
                                                    (INCEPTION)         (INCEPTION)       FOR THE THREE
                                                      THROUGH             THROUGH        QUARTERS ENDED
                                                 DECEMBER 29, 1996    OCTOBER 6, 1996    OCTOBER 5, 1997
                                                 -----------------    ---------------    ---------------
                                                                        (UNAUDITED)        (UNAUDITED)
Cash Flows from Operating Activities:
  Net loss.....................................    $ (5,335,831)       $ (3,196,706)      $ (8,063,565)
  Adjustments to reconcile net loss to net cash
     used in operating activities:
     Depreciation and amortization.............       1,592,700           1,053,306          3,047,732
     Non-employee option expense...............          16,084                  --             22,977
     Gain on sale of assets....................      (1,750,000)         (1,750,000)                --
     Changes in assets and liabilities,
       excluding effects from acquisitions:
       Inventories.............................      (1,075,973)           (990,735)          (695,033)
       Accounts receivable.....................              --             (12,833)          (250,361)
       Accounts payable and accrued expenses...       3,097,152           1,094,379            785,180
       Prepaid expenses and other current
          assets...............................        (401,882)           (459,295)          (101,081)
       Other assets and liabilities............           5,356            (470,486)          (665,398)
                                                   ------------        ------------       ------------
          Net cash used in operating
            activities.........................      (3,852,394)         (4,732,370)        (5,919,549)
Cash Flows from Investing Activities:
  Purchase of property and equipment...........      (9,404,956)         (7,415,206)       (13,064,520)
  Sale (purchase) of ENBC stock................      (1,300,833)           (630,857)           175,751
  Purchase of net assets from ENBC.............     (27,121,000)        (27,121,000)                --
                                                   ------------        ------------       ------------
          Net cash used in investing
            activities.........................     (37,826,789)        (35,167,063)       (12,888,769)
Cash Flows from Financing Activities:
  Proceeds from issuance of partnership
     units.....................................      14,000,000          12,000,000          4,385,000
  Proceeds from convertible debt...............      64,798,511          45,288,592         31,743,130
  Repayment of convertible debt................     (36,762,980)        (16,813,324)       (17,637,264)
                                                   ------------        ------------       ------------
          Net cash provided by financing
            activities.........................      42,035,531          40,475,268         18,490,866
                                                   ------------        ------------       ------------
Net Increase (Decrease) in Cash and Cash
  Equivalents..................................         356,348             575,835           (317,452)
Cash and Cash Equivalents, beginning of
  period.......................................              --                  --            356,348
                                                   ------------        ------------       ------------
Cash and Cash Equivalents, end of period.......    $    356,348        $    575,835       $     38,896
                                                   ============        ============       ============

The accompanying notes to the financial statements are an integral part of these statements.

                            GULFSTREAM BAGELS, L.P.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The financial statements have been prepared by Gulfstream Bagels, L.P. (the "Partnership") and are unaudited except for the balance sheet at December 29, 1996, the Statement of Operations for the Period from March 25, 1996 (inception) through December 29, 1996 and the Statement of Cash Flows for the Period from March 25, 1996 (inception) through December 29, 1996 and the notes related thereto. The financial statements have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of the Partnership, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Partnership's financial position, results of operations and cash flows as of October 5, 1997 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Partnership's accounting policies and other financial information are included in the audited financial statements included elsewhere herein.

2. MERGER WITH MAYFAIR BAGELS, L.P.

     On July 13, 1997, the Partnership merged with Mayfair Bagels, L.P., another area developer of Einstein/ Noah Bagel Corp., resulting in obtaining the rights to open an additional 234 stores in portions of Georgia, Maryland, Pennsylvania, Virginia, West Virginia, Washington D.C., Delaware and New Jersey under the Einstein Bros. Bagels brand, of which 47 were open at that date.

3. SALE OF ASSETS TO GREAT LAKES BAGELS, L.P.

     On June 16, 1996, the Partnership transferred 26 stores and their related net tangible assets to Great Lakes Bagels, L.L.C. ("Great Lakes Bagels") in exchange for 6,500,000 nonvoting memberships units of Great Lakes Bagels (the "Great Lakes Units"), resulting in a $1,750,000 gain. The Partnership then redeemed 6,500,000 limited partner units of the Partnership by transferring the Great Lakes Bagels Units in exchange therefor.

                             LIBERTY FOODS, L.L.C.

                              FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996
                      TOGETHER WITH REPORT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Members of Liberty Foods, L.L.C.:

     We have audited the accompanying balance sheet of Liberty Foods, L.L.C. (a Delaware limited liability company) as of December 29, 1996 and the related statements of operations, members' equity and cash flows for the period from inception (April 17, 1996) through December 29, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liberty Foods, L.L.C. as of December 29, 1996 and the results of its operations and its cash flows for the period from inception (April 17, 1996) through December 29, 1996, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado
March 18, 1997

                             LIBERTY FOODS, L.L.C.

                                 BALANCE SHEET
                            AS OF DECEMBER 29, 1996

ASSETS
Current Assets:
  Cash......................................................  $   209,374
  Inventories...............................................      253,898
  Prepaid expenses and other current assets.................       97,279
                                                              -----------
          Total current assets..............................      560,551
Property, Equipment and Other Related Assets, net...........    9,837,341
Costs in Excess of Net Assets Acquired, net.................      640,183
Notes Receivable............................................      500,000
Other Assets, net...........................................    1,377,137
                                                              -----------
          Total assets......................................  $12,915,212
                                                              ===========
LIABILITIES AND MEMBERS' EQUITY
Current Liabilities:
  Accounts payable..........................................  $ 2,205,059
  Accrued expenses..........................................      666,136
                                                              -----------
          Total current liabilities.........................    2,871,195
Convertible Debt............................................    6,712,813
Commitments (Note 8)
Members' Equity.............................................    3,331,204
                                                              -----------
          Total liabilities and members' equity.............  $12,915,212
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             LIBERTY FOODS, L.L.C.

                            STATEMENT OF OPERATIONS
                 FOR THE PERIOD FROM APRIL 17, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Revenue.....................................................  $ 2,190,953
Costs and Expenses:
  Cost of products sold.....................................      993,697
  Salaries and benefits.....................................    2,214,304
  General and administrative................................    2,061,570
                                                              -----------
          Total costs and expenses..........................    5,269,571
                                                              -----------
Loss from Operations........................................   (3,078,618)
Other Income (Expense):
  Interest expense..........................................     (169,905)
  Interest income...........................................       30,057
  Other income..............................................       38,592
                                                              -----------
          Total other expense...............................     (101,256)
                                                              -----------
Net Loss....................................................  $(3,179,874)
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             LIBERTY FOODS, L.L.C.

                          STATEMENT OF MEMBERS' EQUITY
                 FOR THE PERIOD FROM APRIL 17, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

                                        VOTING MEMBERS'             NONVOTING
                                            CAPITAL             MEMBERS' CAPITAL
                                      -------------------    -----------------------
                                       UNITS     AMOUNT        UNITS       AMOUNT          TOTAL
                                      -------   ---------    ---------   -----------    -----------
Balances, inception.................       --   $      --           --   $        --    $        --
  Units issued for capital
     contributions..................  500,000     500,000    6,000,000     6,000,000      6,500,000
  Non-employee stock option
     expense........................       --      11,078           --            --         11,078
  Net loss..........................       --    (244,606)          --    (2,935,268)    (3,179,874)
                                      -------   ---------    ---------   -----------    -----------
Balances, December 29, 1996.........  500,000   $ 266,472    6,000,000   $ 3,064,732    $ 3,331,204
                                      =======   =========    =========   ===========    ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             LIBERTY FOODS, L.L.C.

                            STATEMENT OF CASH FLOWS
                 FOR THE PERIOD FROM APRIL 17, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Cash Flows from Operating Activities:
  Net loss..................................................  $(3,179,874)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Depreciation and amortization..........................      453,731
     Non-employee stock option expense......................       11,078
  Changes in assets and liabilities, excluding effects from
     acquisition:
     Inventories............................................     (253,898)
     Prepaid expenses and other current assets..............      (97,279)
     Accounts payable and accrued expenses..................    2,871,195
     Other assets and liabilities...........................     (711,376)
                                                              -----------
          Net cash used in operating activities.............     (906,423)
Cash Flows from Investing Activities:
  Purchase of property, equipment and other related
     assets.................................................   (8,082,531)
  Purchase of net assets from ENBC, net of cash acquired....   (2,864,797)
  Purchase of ENBC common stock.............................     (649,688)
                                                              -----------
          Net cash used in investing activities.............  (11,597,016)
Cash Flows from Financing Activities:
  Proceeds from issuance of member units....................    6,000,000
  Proceeds from convertible debt............................    8,712,813
  Repayment of convertible debt.............................   (2,000,000)
                                                              -----------
          Net cash provided by financing activities.........   12,712,813
                                                              -----------
Net Increase in Cash........................................      209,374
Cash, inception.............................................           --
                                                              -----------
Cash, end of period.........................................  $   209,374
                                                              ===========
Supplemental Disclosure of Cash Flow Information:
  Interest Paid.............................................  $   164,143
                                                              ===========
Supplemental Disclosure of Noncash Financing Activities:
  Member units issued in exchange for notes receivable......  $   500,000
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             LIBERTY FOODS, L.L.C.

                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996

(1) DESCRIPTION OF BUSINESS

     Liberty Foods, L.L.C. (the "Company") owns and operates retail food service establishments under franchise agreements with Einstein/Noah Bagel Corp. ("ENBC"), under the Einstein Bros. Bagels brand name. The Einstein Bros. Bagels concept is designed to combine the authentic tastes of a bagel bakery with the atmosphere of a neighborhood coffee shop, offering products including fresh-baked bagels, proprietary cream cheeses, specialty coffees and teas, and creative sandwiches. The Company was formed under the Delaware Limited Liability Act and commenced operations on April 17, 1996.

     The Company has an Area Development Agreement ("ADA") with ENBC, granting it the right to open 150 stores in portions of New York, New Jersey, Pennsylvania and Connecticut. The ADA requires the Company to complete the store development by December 31, 2001. The Company had 14 stores open at December 29, 1996. Pursuant to the franchise agreements, the Company is required to make periodic royalty payments based on net revenue, and pay franchise, real estate development, software license, software maintenance and other support service fees on a per store basis. The Company is also required to make advertising fund contributions to national and local advertising funds.

     For the period from April 17, 1996 (inception) through December 29, 1996, the Company had a net loss of $3,179,874 and negative working capital of $2,310,644. The Company is currently in a state of rapid expansion as it continues to open stores in accordance with its ADA. The Company's ability to continue this expansion is contingent upon management's ability to raise additional equity and/or obtain additional financing. Management of the Company believes it will be able to continue to raise such equity and obtain such additional financing required to satisfy its ADA.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Fiscal Year

     The Company's fiscal year is the 52/53-week period ending on the last Sunday of December.

  Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market and consist of food, paper products and supplies.

  Investment in ENBC Common Stock

     The Company owns 100,350 shares of ENBC common stock which are considered restricted securities and, as a result, are reflected at historical cost of $649,688 in the accompanying balance sheet. At December 29, 1996, the fair market value of similar unrestricted shares of ENBC common stock was approximately $2,998,000.

  Property, Equipment and Other Related Assets

     Property, equipment and other related assets are stated at cost less accumulated depreciation and amortization. The provision for depreciation and amortization has been calculated using the straight-line method. These assets are depreciated and amortized over the following useful lives:

Buildings and improvements..................................   5-15 years
Equipment and software......................................   3- 8 years
Furniture and fixtures......................................   7-15 years
ADA and franchise fees......................................     15 years
Preopening costs............................................      1 year

                             LIBERTY FOODS, L.L.C.

     Property, equipment and other related asset additions include acquisitions of buildings, equipment, software, leasehold improvements and major improvements to existing stores. Additions also include costs incurred in the development and construction of new stores, including real estate development and franchise fees paid to ENBC. Expenditures for maintenance and repairs are charged to expense as incurred.

     Preopening costs consist primarily of salaries and other incremental direct expenses relating to the set up, initial stocking, training and general store management activities incurred prior to the opening of new stores. Amortization begins on the date the store is opened.

  Costs in Excess of Net Assets Acquired

     The excess purchase price over the fair value of net assets acquired is being amortized on a straight-line basis over 15 years.

  Notes Receivable

     The Company has received notes receivable from certain unit holders in exchange for their member units. In general, these notes are due within three years of issuance, bear interest at the prime rate and are collateralized by the member units.

  Revenue Recognition

     Revenue is recognized in the period in which related food and beverage products are sold.

  Income Taxes

     The Company is considered a flow-through entity for federal and state income tax purposes. Any taxable income or loss is reported by the members on their individual tax returns in accordance with the Company's Operating Agreement.

  Allocation of Profits, Losses and Distributions

     Profits and losses of the Company for any fiscal year are allocated to the members in proportion to their units; provided, however, that all items of income, gain, loss or deductions related to the exercise of options granted pursuant to any option plan (Note 7) shall be allocated to the member exercising the option.

     Distributions shall be made at such times and in such amounts as may be determined by the Manager, subject to compliance with the covenants set forth in the Company's secured loan agreement (Note 5). The Manager shall cause the Company to make distributions on an annual basis to each member in an amount equal to the estimated tax liability of the member resulting from the operations of the Company. Distributions shall be made to the members in proportion to their units held.

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                             LIBERTY FOODS, L.L.C.

(3) SUPPLEMENTAL FINANCIAL STATEMENT DATA

                                                                 1996
                                                              -----------
Property, equipment and other related assets:
  Buildings and improvements................................  $ 4,940,293
  Furniture, fixtures, equipment, and software..............    3,558,917
  ADA and franchise fees....................................    1,240,000
  Preopening costs..........................................      517,454
                                                              -----------
                                                               10,256,664
  Less accumulated depreciation and amortization............     (419,323)
                                                              -----------
          Total property, equipment and other related
           assets, net......................................  $ 9,837,341
                                                              ===========
Costs in excess of net assets acquired......................  $   667,570
  Less accumulated amortization.............................      (27,387)
                                                              -----------
          Total costs in excess of net assets acquired,
           net..............................................  $   640,183
                                                              ===========
Other assets:
  Prepaid franchise fees....................................  $   680,000
  Investment in ENBC common stock...........................      649,688
  Organization costs, net of accumulated amortization of
     $7,021.................................................       47,449
                                                              -----------
          Total other assets, net...........................  $ 1,377,137
                                                              ===========

(4) PURCHASE OF NET ASSETS FROM ENBC

     On April 17, 1996, the Company paid to ENBC a total of $1,155,000 consisting of the net tangible assets of 1 store for approximately $487,000 and costs in excess of net assets acquired of approximately $668,000. In addition, the Company paid approximately $1,710,000 for certain rights and fees to develop future stores. The transaction has been accounted for under the purchase method of accounting. The pro forma effect of this transaction is not significant to the accompanying financial statements.

(5) CONVERTIBLE DEBT

     The Company has entered into a secured loan agreement (the "Agreement") with ENBC which provides ENBC the right to convert all or any portion of the loan into voting units of members' capital at $1.12 per unit. The specified percentage of members' capital to be acquired on conversion is dependent on the amount of financing to be provided in relation to the total capital and rights outstanding, but would constitute at least a majority of the capital of the Company on a fully diluted basis in the event all of the loan was converted. The loan may be converted by ENBC at any time subsequent to May 1998, subject to the Company completing 80% of its development schedule, and up to June 2004, or at any time upon the Company being in default on the loan. Additionally, during this same time period, to the extent the loan is not fully drawn or has been drawn and repaid, ENBC has the option to acquire, at the loan conversion price, as defined, the amount of additional units it could have acquired by conversion of the loan had it been fully drawn. The loan is collateralized by substantially all of the assets of the Company and a pledge of the voting members' capital of the Company. The Agreement contains various restrictive covenants including restricting cash distributions and limiting additional indebtedness. The Company was in compliance with all such covenants as of December 29, 1996.

     Interest is based upon the reference rate of the Bank of America Illinois ( 8.25% as of December 29, 1996) plus 1%. Interest-only payments are required through May 1999, at which time the loan converts to an

                             LIBERTY FOODS, L.L.C.

amortizing term loan payable through May 2004, with a final balloon payment. The Agreement provides for a line of credit of $24,000,000, with $6,712,813 drawn as of December 29, 1996.

     As of December 29, 1996, principal maturities were as follows:

1997.............................................  $       --
1998.............................................          --
1999.............................................     361,469
2000.............................................     671,281
2001.............................................     671,281
Thereafter.......................................   5,008,782
                                                   ----------
                                                   $6,712,813
                                                   ==========

(6) MEMBERS' EQUITY

     The holders of the nonvoting units have the right to require the Company to redeem all of the nonvoting units at a pre-determined formula price ("Put Price") based on the store level cash flow of the Company in the event that (i) ENBC acquires a majority interest in the Company pursuant to the exercise of its conversion or option rights under the Agreement; (ii) ENBC does not consent to the Company's request to undertake a firm commitment underwritten public offering after ENBC's conversion and option rights under its agreement with the Company have expired unexercised; or (iii) ENBC does not consent to the Company's request to terminate its development and franchise agreements with ENBC after ENBC's conversion and option rights under its loan agreement with the Company have expired unexercised. In the event the Company does not redeem the nonvoting units when required to do so, ENBC will be obligated to purchase these units at the same price applicable to the Company.

(7) OPTION PLANS

     A maximum of 2,421,000 voting units are available for grant to employees and certain nonemployees pursuant to the 1996 Unit Option Plan (the "Option Plan"). The option price is equal to the fair market value on the date of grant, as determined by the Manager. All unit options granted under the Option Plan are exercisable up to 10 years from the date of grant. The options generally vest at a rate of 10% at the end of the first year, an additional 20% at the end of the second year, an additional 30% at the end of the third year and the balance at the end of the fourth year from the date of grant.

     The Company accounts for employee options using the intrinsic value based method under which no compensation cost has been recognized in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation". If a fair value based accounting method had been adopted, the Company's pro forma net loss would have been $3,274,887 for the period ended December 29, 1996.

     Non-employee options are accounted for using a fair value approach which resulted in $11,078 of compensation expense for the period ended December 29, 1996.

                             LIBERTY FOODS, L.L.C.

     The following table summarizes stock option activity and the related weighted average exercise price of the options.

                                                                     1996
                                                              -------------------
                                                                UNITS       PRICE
                                                              ----------    -----
Outstanding, beginning of period............................          --       --
  Granted...................................................   2,337,000    $1.00
  Exercised.................................................          --       --
  Forfeited.................................................          --       --
  Expired...................................................          --       --
                                                              ----------
Outstanding, end of period..................................   2,337,000    $1.00
                                                              ==========
Exercisable, end of period..................................          --    $1.00
                                                              ==========
Weighted average fair value of options granted..............  $     0.27
                                                              ==========

     At December 29, 1996, the weighted average remaining contractual life of the options is 9.5 years.

     The fair value of each option is estimated on the date of grant using the minimum value option pricing model with the following weighted average assumptions used for 1996 grants: risk-free interest rate of 6.36%; expected life of 5 years.

     In addition to the Option Plan, the Company has granted employees options to purchase 100,350 shares of ENBC common stock at an exercise price of $6.59 per share. At December 29, 1996, no options have been exercised and the shares are reflected at historical cost (Note 2) in the accompanying financial statements.

(8) COMMITMENTS

     The Company leases store premises under various noncancelable operating lease agreements. Lease terms are generally five years with two or three five-year renewal options. Most of the leases contain escalation clauses and common area maintenance charges.

     The following is a schedule of future minimum rental payments which are required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 29, 1996:

1997.............................................  $  818,860
1998.............................................     875,909
1999.............................................     885,672
2000.............................................     907,173
2001.............................................     608,675
Thereafter.......................................     390,794
                                                   ----------
                                                   $4,487,083
                                                   ==========

     Total rent expense under operating leases, including common area maintenance charges, was approximately $399,000 for the period from April 17, 1996 (inception) through December 29, 1996.

     The Company obtains a majority of its produce and other supplies from a limited number of vendors. Management believes that, if necessary, the Company would be able to replace any of its sources of supply with other vendors without a disruption in service.

                             LIBERTY FOODS, L.L.C.

                            STATEMENTS OF OPERATIONS

                                             FOR THE PERIOD FROM   FOR THE PERIOD FROM   FOR THE PERIOD FROM
                                               APRIL 17, 1996        APRIL 17, 1996       DECEMBER 30, 1996
                                             (INCEPTION) THROUGH   (INCEPTION) THROUGH    THROUGH APRIL 20,
                                              DECEMBER 29, 1996      OCTOBER 6, 1996        1997 (MERGER)
                                             -------------------   -------------------   -------------------
                                                                       (UNAUDITED)           (UNAUDITED)
Revenue....................................      $ 2,190,953           $ 1,073,694           $ 2,475,469
Costs and Expenses:
  Cost of products sold....................          993,697               498,425             1,049,105
  Salaries and benefits....................        2,214,304             1,448,192             2,106,664
  General and administrative...............        2,061,570             1,037,761             1,880,503
                                                 -----------           -----------           -----------
          Total costs and expenses.........        5,269,571             2,984,378             5,036,272
                                                 -----------           -----------           -----------
Loss from Operations.......................       (3,078,618)           (1,910,684)           (2,560,803)
Other Income (Expense):
  Interest expense, net....................         (139,848)              (66,596)             (284,115)
  Other income, net........................           38,592                 3,895                   468
                                                 -----------           -----------           -----------
          Total other expense..............         (101,256)              (62,701)             (283,647)
                                                 -----------           -----------           -----------
Net Loss...................................      $(3,179,874)          $(1,973,385)          $(2,844,450)
                                                 ===========           ===========           ===========

The accompanying notes to the financial statements are an integral part of these statements.

                             LIBERTY FOODS, L.L.C.

                            STATEMENTS OF CASH FLOWS

                                             FOR THE PERIOD FROM   FOR THE PERIOD FROM   FOR THE PERIOD FROM
                                               APRIL 17, 1996        APRIL 17, 1996       DECEMBER 30, 1996
                                             (INCEPTION) THROUGH   (INCEPTION) THROUGH    THROUGH APRIL 20,
                                              DECEMBER 29, 1996      OCTOBER 6, 1996        1997 (MERGER)
                                             -------------------   -------------------   -------------------
                                                                       (UNAUDITED)           (UNAUDITED)
Cash Flows from Operating Activities:
  Net loss.................................     $ (3,179,874)          $(1,973,385)          $(2,844,450)
  Adjustments to reconcile net loss to net
     cash used in operating activities:
     Depreciation and amortization.........          453,731               211,109               551,936
     Non-employee option expense...........           11,078                    --                 4,923
     Changes in assets and liabilities,
       excluding effects from acquisitions:
       Inventories.........................         (253,898)             (143,208)              (56,864)
       Accounts receivable.................               --                    --              (273,604)
       Accounts payable and accrued
          expenses.........................        2,871,195               653,904              (166,494)
       Prepaid expenses and other current
          assets...........................          (97,279)              (23,688)              (44,351)
       Other assets and liabilities........         (711,376)             (707,685)               34,392
                                                ------------           -----------           -----------
          Net cash used in operating
            activities.....................         (906,423)           (1,982,953)           (2,794,512)
Cash Flows from Investing Activities:
  Purchase of property and equipment.......       (8,082,531)           (3,375,709)           (3,920,861)
  Purchase of ENBC stock...................         (649,688)             (649,688)                   --
  Purchase of net assets from ENBC.........       (2,864,797)           (2,864,797)                   --
                                                ------------           -----------           -----------
          Net cash used in investing
            activities.....................      (11,597,016)           (6,890,194)           (3,920,861)
Cash Flows from Financing Activities:
  Proceeds from issuance of member units...        6,000,000             4,000,000                    --
  Proceeds from convertible debt...........        8,712,813             4,873,147             6,505,999
  Repayment of convertible debt............       (2,000,000)                   --                    --
                                                ------------           -----------           -----------
          Net cash provided by financing
            activities.....................       12,712,813             8,873,147             6,505,999
                                                ------------           -----------           -----------
Net Increase (Decrease) in Cash and Cash
  Equivalents..............................          209,374                    --              (209,374)
Cash and Cash Equivalents, beginning of
  period...................................               --                    --               209,374
                                                ------------           -----------           -----------
Cash and Cash Equivalents, end of period...     $    209,374           $        --           $        --
                                                ============           ===========           ===========

The accompanying notes to the financial statements are an integral part of these statements.

                             LIBERTY FOODS, L.L.C.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The financial statements have been prepared by Liberty Foods, L.L.C. (the "Company") and are unaudited except for the Statement of Operations for the Period from April 17, 1996 (inception) through December 29, 1996 and the Statement of Cash Flows for the Period from April 17, 1996 (inception) through December 29, 1996 and the notes related thereto. The financial statements have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of the Company, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Company's financial position, results of operations and cash flows as of April 20, 1997 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Company's accounting policies and other financial information are included in the audited financial statements included elsewhere herein.

2. MERGER WITH COLONIAL BAGELS, L.P.

     On April 20, 1997, the Company was acquired by Colonial Bagels, L.P., another area developer of Einstein/Noah Bagel Corp.

                             MAYFAIR BAGELS, L.L.C.

                              FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996
                      TOGETHER WITH REPORT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Members of Mayfair Bagels, L.L.C.:

     We have audited the accompanying balance sheet of Mayfair Bagels, L.L.C. (a Delaware limited liability company) as of December 29, 1996 and the related statements of operations, members' equity and cash flows for the period from inception (April 1, 1996) through December 29, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mayfair Bagels, L.L.C. as of December 29, 1996 and the results of its operations and its cash flows for the period from inception (April 1, 1996) through December 29, 1996, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado
March 18, 1997

                             MAYFAIR BAGELS, L.L.C.

                                 BALANCE SHEET
                            AS OF DECEMBER 29, 1996

ASSETS
Current Assets:
  Cash......................................................  $  346,377
  Inventories...............................................     177,974
  Prepaid expenses and other current assets.................     166,293
                                                              ----------
          Total current assets..............................     690,644
Property, Equipment and Other Related Assets, net...........   7,601,796
Costs in Excess of Net Assets Acquired, net.................     257,568
Notes Receivable............................................     500,000
Other Assets, net...........................................     906,382
                                                              ----------
          Total assets......................................  $9,956,390
                                                              ==========
LIABILITIES AND MEMBERS' EQUITY
Current Liabilities:
  Accounts payable..........................................  $1,496,668
  Accrued expenses..........................................     320,540
                                                              ----------
          Total current liabilities.........................   1,817,208
Convertible Debt............................................   3,073,728
Commitments (Note 8)
Members' Equity.............................................   5,065,454
                                                              ----------
          Total liabilities and members' equity.............  $9,956,390
                                                              ==========

The accompanying notes to the financial statements are an integral part of this statement.

                             MAYFAIR BAGELS, L.L.C.

                            STATEMENT OF OPERATIONS
                 FOR THE PERIOD FROM APRIL 1, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Revenue.....................................................  $ 2,631,562
Costs and Expenses:
  Cost of products sold.....................................    1,070,416
  Salaries and benefits.....................................    1,568,319
  General and administrative................................    1,649,130
                                                              -----------
          Total costs and expenses..........................    4,287,865
                                                              -----------
Loss from Operations........................................   (1,656,303)
Other Expense:
  Interest expense..........................................      (44,889)
  Other expense.............................................       (4,792)
                                                              -----------
          Total other expense...............................      (49,681)
                                                              -----------
Net Loss....................................................  $(1,705,984)
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             MAYFAIR BAGELS, L.L.C.

                          STATEMENT OF MEMBERS' EQUITY
                 FOR THE PERIOD FROM APRIL 1, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

                                           VOTING                 NONVOTING
                                      MEMBERS' CAPITAL        MEMBERS' CAPITAL
                                     -------------------   -----------------------
                                      UNITS     AMOUNT       UNITS       AMOUNT         TOTAL
                                     -------   ---------   ---------   -----------   -----------
Balances, inception................       --   $      --          --   $        --   $        --
  Units issued for contributed
     capital.......................  500,000     500,000   6,250,000     6,250,000     6,750,000
  Non-employee stock option
     expense.......................       --      21,438          --            --        21,438
  Net loss.........................       --    (126,243)         --    (1,579,741)   (1,705,984)
                                     -------   ---------   ---------   -----------   -----------
Balances, December 29, 1996........  500,000   $ 395,195   6,250,000   $ 4,670,259   $ 5,065,454
                                     =======   =========   =========   ===========   ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             MAYFAIR BAGELS, L.L.C.

                            STATEMENT OF CASH FLOWS
                 FOR THE PERIOD FROM APRIL 1, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Cash Flows from Operating Activities:
  Net loss..................................................  $(1,705,984)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Depreciation and amortization..........................      369,532
     Non-employee stock option expense......................       21,438
  Changes in assets and liabilities:
     Inventories............................................     (177,974)
     Prepaid expenses and other current assets..............     (166,293)
     Accounts payable and accrued expenses..................    1,817,208
     Other assets...........................................     (422,582)
                                                              -----------
          Net cash used in operating activities.............     (264,655)
Cash Flows from Investing Activities:
  Purchase of property, equipment and other related
     assets.................................................   (6,688,464)
  Purchase of net assets from ENBC..........................   (1,524,561)
  Purchase of ENBC common stock.............................     (499,671)
                                                              -----------
          Net cash used in investing activities.............   (8,712,696)
Cash Flows from Financing Activities:
  Proceeds from issuance of member units....................    6,250,000
  Proceeds from convertible debt............................    6,908,728
  Repayments on convertible debt............................   (3,835,000)
                                                              -----------
          Net cash provided by financing activities.........    9,323,728
                                                              -----------
Net Increase in Cash........................................      346,377
Cash, inception.............................................           --
                                                              -----------
Cash, end of period.........................................  $   346,377
                                                              ===========
Supplemental Disclosure of Cash Flow Information:
  Interest paid.............................................  $    91,975
                                                              ===========
Supplemental Disclosure of Noncash Financing Activities:
  Member units issued in exchange for notes receivable......  $   500,000
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             MAYFAIR BAGELS, L.L.C.

                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996

(1) DESCRIPTION OF BUSINESS

     Mayfair Bagels, L.L.C. (the "Company") owns and operates retail food service establishments under franchise agreements with Einstein/Noah Bagel Corp. ("ENBC"), under the Einstein Bros. Bagels brand name. The Einstein Bros. Bagels concept is designed to combine the authentic tastes of a bagel bakery with the atmosphere of a neighborhood coffee shop, offering products including fresh-baked bagels, proprietary cream cheeses, specialty coffees and teas, and creative sandwiches. The Company was formed on April 1, 1996, under the Delaware Limited Liability Act.

     The Company has an Area Development Agreement ("ADA") with ENBC, granting it the right to open 149 stores in portions of Georgia, Maryland, Pennsylvania, Virginia, West Virginia and Washington, D.C. The ADA requires the Company to complete the store development by December 1999. The Company had 12 stores open at December 29, 1996. Pursuant to the franchise agreements, the Company is required to make periodic royalty payments based on net revenue, and pay franchise, real estate development, software license, software maintenance and other support service fees on a per store basis. The Company is also required to make advertising contributions to national and local advertising funds.

     For the period from April 1, 1996 (inception) through December 29, 1996, the Company had a net loss of $1,705,984 and negative working capital of $1,126,564. The Company is currently in a state of expansion as it continues to open stores in accordance with its ADA. The Company's ability to continue this expansion is contingent upon management's ability to raise additional equity and/or obtain additional financing. Management of the Company believes it will be able to continue to raise such equity and obtain such additional financing required to satisfy its ADA.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Fiscal Year

     The Company's fiscal year is the 52/53-week period ending on the last Sunday of December.

  Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market and consist of food, paper products and supplies.

  Investment in ENBC Common Stock

     The Company owns 77,715 shares of ENBC common stock which are considered restricted securities and, as a result, are reflected at historical cost of $499,669 in the accompanying balance sheet. At December 29, 1996, the fair value of similar unrestricted shares of ENBC was approximately $2,322,000.

  Property, Equipment and Other Related Assets

     Property, equipment and other related assets are stated at cost less accumulated depreciation and amortization. The provision for depreciation and amortization has been calculated using the straight-line method. These assets are depreciated and amortized over the following useful lives:

Buildings and improvements..................................  5-15 years
Equipment and software......................................   3-8 years
Furniture and fixtures......................................  7-15 years
ADA and franchise fees......................................    15 years
Preopening costs............................................     1 year

                             MAYFAIR BAGELS, L.L.C.

     Property, equipment and other related asset additions include acquisitions of buildings, equipment, software, leasehold improvements and major improvements to existing stores. Additions also include costs incurred in the development and construction of new stores, including real estate development and franchise fees paid to ENBC. Expenditures for maintenance and repairs are charged to expense as incurred.

     Preopening costs consist primarily of salaries and other incremental direct expenses relating to the set up, initial stocking, training and general store management activities incurred prior to the opening of new stores. Amortization begins on the date the store is opened.

  Costs in Excess of Net Assets Acquired

     The excess purchase price over the fair value of net assets acquired is being amortized on a straight-line basis over 15 years.

  Notes Receivable

     The Company has received notes receivable from certain unit holders in exchange for their member units. In general, these notes are due within three years of issuance, bear interest at the prime rate and are collateralized by the member units.

  Revenue Recognition

     Revenue is recognized in the period in which related food and beverage products are sold.

  Income Taxes

     The Company is considered a flow-through entity for federal and state income tax purposes. Any taxable income or loss is reported by the members on their individual tax returns in accordance with the Company's Operating Agreement.

  Allocation of Profits, Losses and Distributions

     Profits and losses of the Company for any fiscal year are allocated to the members in proportion to their units; provided, however, that all items of income, gain, loss or deductions related to the exercise of options granted pursuant to any option plan (Note 7) shall be allocated to the member exercising the option.

     Distributions shall be made at such times and in such amounts as may be determined by the Manager, subject to compliance with the covenants set forth in the Company's secured loan agreement (Note 5). The Manager shall cause the Company to make distributions on an annual basis to each member in an amount equal to the estimated tax liability of the member resulting from the operations of the Company. Distributions shall be made to the members in proportion to their units held.

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                             MAYFAIR BAGELS, L.L.C.

(3) SUPPLEMENTAL FINANCIAL STATEMENT DATA

                                                              DECEMBER 29,
                                                                  1996
                                                              ------------
Property, equipment and other related assets:
  Buildings and improvements................................   $3,586,035
  Furniture, fixtures, equipment and software...............    3,198,246
  ADA and franchise fees....................................      730,000
  Preopening costs..........................................      441,176
                                                               ----------
                                                                7,955,457
  Less accumulated depreciation and amortization............     (353,661)
                                                               ----------
          Total property, equipment and other related
           assets, net......................................   $7,601,796
                                                               ==========
Costs in excess of net assets acquired......................   $  272,966
  Less accumulated amortization.............................      (15,398)
                                                               ----------
          Total cost in excess of net assets acquired,
           net..............................................   $  257,568
                                                               ==========
Other assets:
  Prepaid franchise fees....................................   $  385,000
  Organization costs, net of accumulated amortization of
     $473...................................................       11,713
  Investment in ENBC common stock...........................      499,669
  Other assets..............................................       10,000
                                                               ----------
          Total other assets, net...........................   $  906,382
                                                               ==========

(4) PURCHASE OF NET ASSETS FROM ENBC

     On April 1, 1996, the Company paid to ENBC a total of $765,000 consisting of the net tangible assets of 23 sites in progress for approximately $492,000 and costs in excess of net assets acquired of approximately $273,000. In addition, the Company paid approximately $760,000 for certain rights and fees to develop future stores. The transaction has been accounted for under the purchase method of accounting. The pro forma effect of this transaction is not significant to the accompanying financial statements.

(5) CONVERTIBLE DEBT

     The Company has entered into a secured loan agreement (the "Agreement") with ENBC which provides ENBC the right to convert all or a portion of the loan into voting units of members' capital at $1.12 per unit. The specified percentage of members' capital to be acquired on conversion is dependent on the amount of financing to be provided in relation to the total capital and rights outstanding, but would constitute at least a majority of the capital of the Company on a fully diluted basis in the event that all of the loan was converted. The loan may be converted by ENBC at any time subsequent to April 1998, subject to the Company completing 80% of its development schedule, and up to April 2003, or at any time upon the Company being in default on the loan. Additionally, during this same time period, to the extent the loan is not fully drawn or has been drawn and repaid, ENBC has the option to acquire, at the loan conversion price, as defined, the amount of additional units it could have acquired by conversion of the loan had it been fully drawn. The loan is collateralized by substantially all of the assets of the Company and a pledge of the voting members' capital of the Company. The Agreement contains various restrictive covenants including restricting cash dividends and limiting additional indebtedness. The Company was in compliance with all such covenants at December 29, 1996.

                             MAYFAIR BAGELS, L.L.C.

     Interest is based upon the reference rate of the Bank of America Illinois (8.25% as of December 29, 1996) plus 1%. Interest-only payments are required through March 1999, at which time the loan converts to an amortizing term loan payable through March 2004, with a final balloon payment. The Agreement provides for a line of credit of $25,000,000, with $3,073,728 drawn as of December 29, 1996.

     As of December 29, 1996, principal maturities were as follows:

1997..............................................  $       --
1998..............................................          --
1999..............................................     236,441
2000..............................................     307,373
2001..............................................     307,373
Thereafter........................................   2,222,541
                                                    ----------
                                                    $3,073,728
                                                    ==========

(6) MEMBERS' EQUITY

     The holders of the nonvoting units have the right to require the Company to redeem all of the nonvoting units at a pre-determined formula price ("Put Price") based on the store level cash flow of the Company in the event that (i) ENBC acquires a majority interest in the Company pursuant to the exercise of its conversion or option rights under the Agreement; (ii) ENBC does not consent to the Company's request to undertake a firm commitment underwritten public offering after ENBC's conversion and option rights under its agreement with the Company have expired unexercised; or (iii) ENBC does not consent to the Company's request to terminate its development and franchise agreements with ENBC after ENBC's conversion and option rights under its loan agreement with the Company have expired unexercised. In the event the Company does not redeem the nonvoting units when required to do so, ENBC will be obligated to purchase these units at the same price applicable to the Company.

(7) OPTION PLANS

     A maximum of 1,961,000 voting units are available for grant to employees and certain non-employees pursuant to the 1996 Unit Option Plan (the "Option Plan"). The option price is equal to the fair market value on the date of grant, as determined by the Manager. All unit options granted under the Option Plan are exercisable up to 10 years from the date of grant. The options generally vest at a rate of 10% at the end of the first year, an additional 20% at the end of the second year, an additional 30% at the end of the third year and the balance at the end of the fourth year from the date of grant.

     The Company accounts for employee options using the intrinsic value based method under which no compensation cost has been recognized in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation". If a fair value based accounting method had been adopted, the Company's pro forma net loss would have been $1,749,615 for the period ended December 29, 1996.

     Non-employee options are accounted for using a fair value approach which resulted in $21,438 of compensation expense for the period ended December 29, 1996.

                             MAYFAIR BAGELS, L.L.C.

     The following table summarizes stock option activity and the related weighted average exercise price of the options.

                                                                     1996
                                                              -------------------
                                                                UNITS       PRICE
                                                              ----------    -----
Outstanding, beginning of period............................         --        --
  Granted...................................................  1,362,500     $1.00
  Exercised.................................................         --        --
  Forfeited.................................................         --        --
  Expired...................................................         --        --
                                                              ---------
Outstanding, end of period..................................  1,362,500     $1.00
                                                              =========
Exercisable, end of period..................................    232,500     $1.00
                                                              =========
Weighted average fair value of options granted..............  $    0.25
                                                              =========

     At December 29, 1996, the weighted average remaining contractual life of the options is 9.25 years.

     The fair value of each option is estimated on the date of grant using the minimum value option pricing model with the following weighted average assumptions used for 1996 grants: risk-free interest rate of 5.88%; expected life of 5 years.

     In addition to the Option Plan, the Company has granted employees options to purchase 68,831 shares of ENBC common stock at an exercise price of $6.59 per share. At December 29, 1996, no options have been exercised and the shares are reflected at historical cost (Note 2) in the accompanying financial statements.

(8) COMMITMENTS

     The Company leases store premises under various noncancelable operating lease agreements. Lease terms are generally five years with two or three five-year renewal options. Most of the leases contain escalation clauses and common area maintenance charges.

     The following is a schedule of future minimum rental payments which are required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 29, 1996:

1997...........................................    $  472,314
1998...........................................       472,314
1999...........................................       472,314
2000...........................................       472,314
2001...........................................       392,930
Thereafter.....................................       566,142
                                                   ----------
                                                   $2,848,328
                                                   ==========

     Total rent expense under operating leases, including common area maintenance charges, was approximately $238,000 for the period from April 1, 1996 (inception) through December 29, 1996.

     The Company obtains a majority of its produce and other supplies from a limited number of vendors. Management believes that, if necessary, the Company would be able to replace any of its sources of supply with other vendors without a disruption in service.

                             MAYFAIR BAGELS, L.L.C.

(9) SUBSEQUENT EVENT

     In January and February 1997, the Company purchased 7 stores and their related net assets, in the Atlanta area, for approximately $835,000. These transactions have been accounted for under the purchase method of accounting.

                              MAYFAIR BAGELS, L.P.

                            STATEMENTS OF OPERATIONS

                                               FOR THE PERIOD FROM   FOR THE PERIOD FROM    FOR THE TWO
                                                  APRIL 1, 1996         APRIL 1, 1996      QUARTERS ENDED
                                               (INCEPTION) THROUGH   (INCEPTION) THROUGH   JULY 13, 1997
                                                DECEMBER 29, 1996      OCTOBER 6, 1996        (MERGER)
                                               -------------------   -------------------   --------------
                                                                         (UNAUDITED)        (UNAUDITED)
Revenue......................................      $ 2,631,562           $1,087,436         $ 7,511,011
Costs and Expenses:
  Cost of products sold......................        1,070,416              459,310           2,662,465
  Salaries and benefits......................        1,568,319              823,123           3,797,669
  General and administrative.................        1,649,130              746,612           3,812,180
                                                   -----------           ----------         -----------
          Total costs and expenses...........        4,287,865            2,029,045          10,272,314
                                                   -----------           ----------         -----------
Loss from Operations.........................       (1,656,303)            (941,609)         (2,761,303)
Other Income (Expense):
  Interest expense, net......................          (44,889)             (45,215)           (489,942)
  Other income (expense), net................           (4,792)                (408)            595,606
                                                   -----------           ----------         -----------
          Total other income (expense).......          (49,681)             (45,623)            105,664
                                                   -----------           ----------         -----------
Net Loss.....................................      $(1,705,984)          $ (987,232)        $(2,655,639)
                                                   ===========           ==========         ===========

The accompanying notes to the financial statements are an integral part of these statements.

                              MAYFAIR BAGELS, L.P.

                            STATEMENTS OF CASH FLOWS

                                               FOR THE PERIOD FROM   FOR THE PERIOD FROM    FOR THE TWO
                                                  APRIL 1, 1996         APRIL 1, 1996      QUARTERS ENDED
                                               (INCEPTION) THROUGH   (INCEPTION) THROUGH   JULY 13, 1997
                                                DECEMBER 29, 1996      OCTOBER 6, 1996        (MERGER)
                                               -------------------   -------------------   --------------
                                                                         (UNAUDITED)        (UNAUDITED)
Cash Flows from Operating Activities:
  Net loss...................................      $(1,705,984)          $  (987,232)       $(2,655,639)
  Adjustments to reconcile net loss to net
     cash used in operating activities:
     Depreciation and amortization...........          369,532               127,397            812,621
     Non-employee option expense.............           21,438                    --             16,735
     Gain (loss) on sale of assets...........               --                    --           (592,100)
     Changes in assets and liabilities,
       excluding effects from acquisitions:
       Inventories...........................         (177,974)             (153,314)          (205,937)
       Accounts receivable...................               --                    --            (97,438)
       Accounts payable and accrued
          expenses...........................        1,817,208               684,510            269,849
       Prepaid expenses and other current
          assets.............................         (166,293)              (16,841)            99,660
       Other assets and liabilities..........         (422,582)             (459,702)          (493,125)
                                                   -----------           -----------        -----------
          Net cash used in operating
            activities.......................         (264,655)             (805,182)        (2,845,374)
Cash Flows from Investing Activities:
  Purchase of property and equipment.........       (6,688,464)           (2,934,472)        (8,642,661)
  Sale (purchase) of ENBC stock..............         (499,671)             (499,671)            53,839
  Purchase of net assets from ENBC...........       (1,524,561)           (1,524,561)                --
                                                   -----------           -----------        -----------
          Net cash used in investing
            activities.......................       (8,712,696)           (4,958,704)        (8,588,822)
Cash Flows from Financing Activities:
  Proceeds from issuance of partnership
     units...................................        6,250,000             3,500,000                 --
  Proceeds from convertible debt.............        6,908,728             4,976,722         13,707,813
  Repayment of convertible debt..............       (3,835,000)           (2,712,836)        (2,250,727)
                                                   -----------           -----------        -----------
          Net cash provided by financing
            activities.......................        9,323,728             5,763,886         11,457,086
                                                   -----------           -----------        -----------
Net Increase in Cash and Cash Equivalents....          346,377                    --             22,890
Cash and Cash Equivalents, beginning of
  period.....................................               --                    --            346,377
                                                   -----------           -----------        -----------
Cash and Cash Equivalents, end of period.....      $   346,377           $        --        $   369,267
                                                   ===========           ===========        ===========

The accompanying notes to the financial statements are an integral part of these statements.

                              MAYFAIR BAGELS, L.P.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The financial statements have been prepared by Mayfair Bagels, L.P. (the "Partnership") and are unaudited except for the Statement of Operations for the Period from April 1, 1996 (inception) through December 29, 1996 and the Statement of Cash Flows for the Period from April 1, 1996 (inception) through December 29, 1996 and the notes related thereto. The financial statements have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of the Partnership, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Partnership's financial position, results of operations and cash flows as of July 13, 1997 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Partnership's accounting policies and other financial information are included in the audited financial statements included elsewhere herein.

2. MERGER WITH PHILLY ROSE, L.P.

     On June 15, 1997, the Partnership acquired Philly Rose, L.P., another area developer of Einstein/Noah Bagel Corp.

3. MERGER WITH GULFSTREAM BAGELS, L.P.

     On July 13, 1997, the Partnership was acquired by Gulfstream Bagels, L.P., another area developer of Einstein/Noah Bagel Corp.

                         NOAH'S BAY AREA BAGELS, L.L.C.

                              FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996
                      TOGETHER WITH REPORT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Members of Noah's Bay Area Bagels, L.L.C.:

     We have audited the accompanying balance sheet of Noah's Bay Area Bagels, L.L.C. (a Delaware Limited Liability Company) as of December 29, 1996 and the related statements of operations, members' equity and cash flows for the period from inception (July 15, 1996) through December 29, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Noah's Bay Area Bagels, L.L.C. as of December 29, 1996 and the results of its operations and its cash flows for the period from inception (July 15, 1996) through December 29, 1996, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado
March 21, 1997

                         NOAH'S BAY AREA BAGELS, L.L.C.

                                 BALANCE SHEET
                            AS OF DECEMBER 29, 1996

ASSETS
Current Assets:
  Cash......................................................  $   119,965
  Inventories...............................................      817,358
  Prepaid expenses and other current assets.................      538,709
                                                              -----------
          Total current assets..............................    1,476,032
Property, Equipment and Other Related Assets, net...........   21,927,268
Costs in Excess of Net Assets Acquired, net.................    1,056,202
Notes Receivable............................................      120,000
Other Assets, net...........................................      530,084
                                                              -----------
          Total assets......................................  $25,109,586
                                                              ===========
LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
  Accounts payable and accrued expenses.....................  $ 1,332,187
                                                              -----------
          Total current liabilities.........................    1,332,187
Long-Term Debt..............................................   17,693,327
Other Liabilities...........................................    2,419,985
Commitments (Note 8)
Members' Equity.............................................    3,664,087
                                                              -----------
          Total liabilities and members' equity.............  $25,109,586
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                         NOAH'S BAY AREA BAGELS, L.L.C.

                            STATEMENT OF OPERATIONS
                 FOR THE PERIOD FROM JULY 15, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Revenue.....................................................  $17,338,498
Costs and Expenses:
  Cost of products sold.....................................    6,915,421
  Salaries and benefits.....................................    5,015,989
  General and administrative................................    6,043,431
                                                              -----------
          Total costs and expenses..........................   17,974,841
                                                              -----------
Loss from Operations........................................     (636,343)
Interest Expense............................................     (384,570)
                                                              -----------
Net Loss....................................................  $(1,020,913)
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                         NOAH'S BAY AREA BAGELS, L.L.C.

                          STATEMENT OF MEMBERS' EQUITY
                 FOR THE PERIOD FROM JULY 15, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

                                                 VOTING               NONVOTING
                                            MEMBERS' CAPITAL       MEMBERS' CAPITAL         TOTAL
                                           ------------------   ----------------------   -----------
                                            UNITS     AMOUNT      UNITS       AMOUNT       AMOUNT
                                           -------   --------   ---------   ----------   -----------
Balances, inception......................       --   $     --          --   $       --   $        --
  Units issued for contributed capital...  185,000    185,000   4,500,000    4,500,000     4,685,000
  Net loss...............................       --    (40,326)         --     (980,587)   (1,020,913)
                                           -------   --------   ---------   ----------   -----------
Balances, December 29, 1996..............  185,000   $144,674   4,500,000   $3,519,413   $ 3,664,087
                                           =======   ========   =========   ==========   ===========

The accompanying notes to the financial statements are an integral part of this statement.

                         NOAH'S BAY AREA BAGELS, L.L.C.

                            STATEMENT OF CASH FLOWS
                 FOR THE PERIOD FROM JULY 15, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Cash Flows from Operating Activities:
  Net loss..................................................  $ (1,020,913)
  Adjustments to reconcile net loss to net cash provided by
     operating activities:
     Depreciation and amortization..........................       686,855
  Changes in assets and liabilities:
     Inventories............................................      (817,358)
     Prepaid expenses and other current assets..............      (538,709)
     Accounts payable and accrued expenses..................     1,332,187
     Other assets and liabilities...........................     1,889,473
                                                              ------------
          Net cash provided by operating activities.........     1,531,535
Cash Flows from Investing Activities:
  Purchase of net assets from ENBC..........................   (10,028,783)
  Purchase of property, equipment and other related
     assets.................................................   (13,641,114)
                                                              ------------
          Net cash used in investing activities.............   (23,669,897)
Cash Flows from Financing Activities:
  Proceeds from issuance of member units....................     4,565,000
  Proceeds from convertible debt............................    18,693,327
  Repayment of convertible debt.............................    (1,000,000)
                                                              ------------
          Net cash provided by financing activities.........    22,258,327
                                                              ------------
Net Increase in Cash........................................       119,965
Cash, inception.............................................            --
                                                              ------------
Cash, end of period.........................................  $    119,965
                                                              ============
Supplemental Disclosure of Cash Flow Information:
  Interest paid.............................................  $     28,000
                                                              ============
Supplemental Disclosure of Noncash Financing Activities:
  Member units issued in exchange for notes receivable......  $    120,000
                                                              ============

The accompanying notes to the financial statements are an integral part of this statement.

                         NOAH'S BAY AREA BAGELS, L.L.C.

                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996

(1) DESCRIPTION OF BUSINESS

     Noah's Bay Area Bagels, L.L.C. (the "Company") owns and operates retail food service establishments under franchise agreements with Einstein/Noah Bagel Corp. ("ENBC"), under the Noah's New York Bagels brand name. The Noah's New York Bagels concept is designed to combine the authentic tastes of a Kosher bagel bakery with the atmosphere of a neighborhood coffee shop, offering products including fresh-baked bagels, proprietary cream cheeses, specialty coffees and teas, and creative sandwiches. The Company was formed on July 15, 1996, under the Delaware Limited Liability Act.

     The Company has an Area Development Agreement ("ADA") with ENBC, granting it the right to open 95 stores in portions of California. The ADA requires the Company to complete the store development by December 2000. The Company had 46 stores open at December 29, 1996. Pursuant to the franchise agreement, the Company is required to make periodic royalty payments based on net revenue, and pay franchise, real estate development, software license, software maintenance and other support service fees on a per store basis. The Company is also required to make advertising fund contributions to national and local advertising funds.

     For the period from July 15, 1996 (inception) through December 29, 1996, the Company had a net loss of $1,020,913 and positive working capital of $143,845. The Company is currently in a state of rapid expansion as it continues to open stores in accordance with its ADA. The Company's ability to continue this expansion is contingent upon management's ability to raise additional equity and/or obtain additional financing. Management of the Company believes it will be able to continue to raise such equity and obtain such additional financing required to satisfy its ADA.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Fiscal Year

     The Company's fiscal year is the 52/53-week period ending on the last Sunday of December.

  Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market and consist of food, paper products and supplies.

  Property, Equipment and Other Related Assets

     Property, equipment and other related assets are stated at cost less accumulated depreciation and amortization. The provision for depreciation and amortization has been calculated using the straight-line method. These assets are depreciated and amortized over the following useful lives:

Buildings and improvements..................................    15 years
Equipment and software......................................   3-8 years
Furniture and fixtures......................................  5-15 years
ADA and franchise fees......................................    15 years
Preopening costs............................................     1 year

     Property, equipment and other related asset additions include acquisition of buildings, equipment, software, leasehold improvements and major improvements to existing stores. Additions also include costs incurred in the development and construction of new stores, including real estate development and franchise fees paid to ENBC. Expenditures for maintenance and repairs are charged to expense as incurred.

                         NOAH'S BAY AREA BAGELS, L.L.C.

     Preopening costs consist primarily of salaries and other incremental direct expenses relating to the set up, initial stocking, training and general store management activities incurred prior to the opening of new stores. Amortization begins on the date the store is opened.

  Costs in Excess of Net Assets Acquired

     The excess purchase price over the fair value of net assets acquired is being amortized on a straight-line basis over 15 years.

  Notes Receivable

     The Company holds notes receivable from certain unit holders in exchange for their member units. In general, these notes are due within three years of issuance, bear interest at the prime rate and are collateralized by the member units.

  Revenue Recognition

     Revenue is recognized in the period in which related food and beverage products are sold.

  Income Taxes

     The Company is considered a flow-through entity for federal and state income tax purposes. Any taxable income or loss is reported by the members on their individual tax returns in accordance with the Company's Operating Agreement.

  Allocation of Profits, Losses and Distributions

     Profits and losses of the Company for any fiscal year are allocated to the members in proportion to their units. However, all items of income and expense related to the exercise of options granted pursuant to any option plan (Note 7) shall be allocated to the member exercising the options.

     Distributions shall be made at such times and in such amounts as may be determined by the Manager, subject to compliance with the covenants set forth in the Company's secured loan agreement (Note 5). The Manager shall cause the Company to make distributions on an annual basis to each member in an amount equal to the estimated tax liability of the member resulting from the operations of the Company. Distributions shall be made to the members in proportion to their units held.

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                         NOAH'S BAY AREA BAGELS, L.L.C.

(3) SUPPLEMENTAL FINANCIAL STATEMENT DATA

                                                              DECEMBER 29,
                                                                  1996
                                                              ------------
Property, equipment and other related assets:
  Buildings and improvements................................  $14,072,633
  Furniture, fixtures, equipment and software...............    6,565,410
  ADA and franchise fees....................................    1,610,000
  Preopening costs..........................................      332,122
                                                              -----------
                                                               22,580,165
  Less accumulated depreciation and amortization............     (652,897)
                                                              -----------
          Total property, equipment and other related
           assets, net......................................  $21,927,268
                                                              ===========
Costs in excess of net assets acquired......................  $ 1,089,732
  Less accumulated amortization.............................      (33,530)
                                                              -----------
          Total costs in excess of net assets acquired,
           net..............................................  $ 1,056,202
                                                              ===========
Other assets:
  Prepaid franchise fees....................................  $   405,000
  Organization costs, net of accumulated amortization of
     $428...................................................       13,470
  Other assets..............................................      111,614
                                                              -----------
          Total other assets, net...........................  $   530,084
                                                              ===========

(4) PURCHASE OF NET ASSETS FROM ENBC

     On July 15, 1996, the Company paid to ENBC a total of $11,976,000 consisting of the net tangible assets of 32 open stores for approximately $10,886,000 and costs in excess of net assets acquired of approximately $1,090,000. In addition, the Company paid approximately $1,665,000 for certain rights and fees to develop future stores. The transaction has been accounted for under the purchase method of accounting. The pro forma effect of this transaction is not significant to the accompanying financial statements.

(5) CONVERTIBLE DEBT

     The Company has entered into a secured loan agreement (the "Agreement") with ENBC which provides ENBC the right to convert all or a portion of the loan into voting units of members' capital at $1.12 per unit. The specified percentage of members' capital to be acquired on conversion is dependent on the amount of financing to be provided in relation to the total capital and rights outstanding, but would constitute at least a majority of the capital of the Company on a fully diluted basis in the event all of the loan was converted. The loan may be converted by ENBC at any time subsequent to July 1999, subject to the Company completing 80% of its development schedule, and up to July 2004, or at any time upon the Company being in default on the loan. Additionally, during this same time period, to the extent the loan is not fully drawn or has been drawn and repaid, ENBC has the option to acquire, at the loan conversion price, as defined, the amount of additional units it could have acquired by conversion of the loan had it been fully drawn. The loan is collateralized by substantially all of the assets of the Company and a pledge of the voting members' capital of the Company. The Agreement contains various restrictive covenants including restricting cash distributions and limiting additional indebtedness. The Company was in compliance with all such covenants at December 29, 1996.

     Interest is based upon the reference rate of the Bank of America Illinois (8.25% as of December 29, 1996) plus 1%. Interest-only payments are required through July, 1999, at which time the loan converts to an amortizing term loan payable through July 2004, with a final balloon payment. The Agreement provides for a line of credit of $18,260,000, with $17,693,327 drawn as of December 29, 1996.

                         NOAH'S BAY AREA BAGELS, L.L.C.

     As of December 29, 1996, principal maturities were as follows:


1997...........................................  $        --
1998...........................................           --
1999...........................................      495,248
2000...........................................    1,073,037
2001...........................................    1,073,037
Thereafter.....................................   15,052,005
                                                 -----------
                                                 $17,693,327
                                                 ===========

(6) MEMBERS' EQUITY

     The holders of the nonvoting units have the right to require the Company to redeem all of the nonvoting units at a predetermined formula price ("Put Price") based on the store level cash flow of the Company in the event that (i) ENBC acquires a majority interest in the Company pursuant to the exercise of its conversion or option rights under the Agreement; (ii) ENBC does not consent to the Company's request to undertake a firm commitment underwritten public offering after ENBC's conversion and option rights under its agreement with the Company have expired unexercised; or (iii) ENBC does not consent to the Company's request to terminate its development and franchise agreements with ENBC after ENBC's conversion and option rights under its loan agreement with the Company have expired unexercised. In the event the Company does not redeem the nonvoting units when required to do so, ENBC will be obligated to purchase these units at the same price applicable to the Company.

(7) EMPLOYEE UNIT OPTION PLAN

     A maximum of 4,375,000 voting units are available for grant to employees pursuant to the 1996 Employee Unit Option Plan (the "Option Plan"). The option price is equal to the fair market value on the date of grant, as determined by the Manager. All unit options granted under the Option Plan are exercisable up to 10 years from the date of grant. The options generally vest at a rate of 10% at the end of the first year, an additional 20% at the end of the second year, an additional 30% at the end of the third year and the balance at the end of the fourth year from the date of grant.

     The Company accounts for the Option Plan using the intrinsic value based method under which no compensation cost has been recognized in accordance with Statement of Financial Accounting Standard ("SFAS") No. 123, "Accounting for Stock Based Compensation". If a fair value based method had been adopted, the Company's pro forma net loss would have been $1,067,000 for the period ended December 29, 1996.

                         NOAH'S BAY AREA BAGELS, L.L.C.

     The following table summarizes stock option activity and the related weighted average exercise price of the options.

                                                                    1996
                                                              ----------------
                                                               UNITS     PRICE
                                                              --------   -----
Outstanding, beginning of period............................        --      --
  Granted...................................................   878,540   $1.00
  Exercised.................................................        --      --
  Forfeited.................................................        --      --
  Expired...................................................        --      --
                                                              --------   -----
Outstanding, end of period..................................   878,540   $1.00
                                                              ========   =====
Exercisable, end of period..................................        --
                                                              ========
Weighted average fair value of options granted..............  $   0.25
                                                              ========

     At December 29, 1996, the weighted average remaining contractual life of the options is 9 years.

     The fair value of each option is estimated on the date of grant using the minimum value option pricing model with the following weighted average assumptions used for 1996 grants: risk-free interest rate of 5.80%; expected life of 5 years.

(8) COMMITMENTS

     The Company leases store premises under various noncancelable operating lease agreements. Lease terms are generally five years with two or three five-year renewal options. Most of the leases contain escalation clauses and common area maintenance charges.

     The following is a schedule of future minimum rental payments which are required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 29, 1996:

1997...........................................  $ 2,593,691
1998...........................................    2,646,072
1999...........................................    2,495,914
2000...........................................    2,460,743
2001...........................................    2,431,731
Thereafter.....................................    8,511,050
                                                 -----------
                                                 $21,139,201
                                                 ===========

     Total rent expense under operating leases, including common area maintenance charges, was approximately $765,000 for the period from July 15, 1996 (inception) through December 29, 1996.

     The Company obtains a majority of its produce and other supplies from a limited number of vendors. Management believes that, if necessary, the Company would be able to replace any of its sources of supply with other vendors without a disruption in service.

                         NOAH'S BAY AREA BAGELS, L.L.C.

                            STATEMENTS OF OPERATIONS

                                              FOR THE PERIOD FROM   FOR THE PERIOD FROM    FOR THE TWO
                                                 JULY 15, 1996         JULY 15, 1996      QUARTERS ENDED
                                              (INCEPTION) THROUGH   (INCEPTION) THROUGH   JULY 13, 1997
                                               DECEMBER 29, 1996      OCTOBER 6, 1996        (MERGER)
                                              -------------------   -------------------   --------------
                                                                        (UNAUDITED)        (UNAUDITED)
Revenue.....................................      $17,338,498           $8,284,206         $24,508,815
Costs and Expenses:
  Cost of products sold.....................        6,915,421            3,302,169           9,309,591
  Salaries and benefits.....................        5,015,989            2,401,472           7,701,791
  General and administrative................        6,043,431            3,329,813          12,047,468
                                                  -----------           ----------         -----------
          Total costs and expenses..........       17,974,841            9,033,454          29,058,850
                                                  -----------           ----------         -----------
Loss from Operations........................         (636,343)            (749,248)         (4,550,035)
Other Expense:
  Interest expense..........................         (384,570)            (215,634)         (1,084,975)
  Other expense.............................               --                   --          (2,527,374)
                                                  -----------           ----------         -----------
          Total other expense...............         (384,570)            (215,634)         (3,612,349)
                                                  -----------           ----------         -----------
Net Loss....................................      $(1,020,913)          $ (964,882)        $(8,162,384)
                                                  ===========           ==========         ===========

The accompanying notes to the financial statements are an integral part of these statements.

                         NOAH'S BAY AREA BAGELS, L.L.C.

                            STATEMENTS OF CASH FLOWS

                                              FOR THE PERIOD FROM    FOR THE PERIOD FROM    FOR THE TWO
                                                 JULY 15, 1996          JULY 15, 1996      QUARTERS ENDED
                                              (INCEPTION) THROUGH    (INCEPTION) THROUGH   JULY 13, 1997
                                               DECEMBER 29, 1996       OCTOBER 6, 1996        (MERGER)
                                              -------------------    -------------------   --------------
                                                                         (UNAUDITED)        (UNAUDITED)
Cash Flows from Operating Activities:
  Net loss................................       $ (1,020,913)          $   (964,882)       $ (8,162,384)
  Adjustments to reconcile net loss to net
     cash from (used in) operating
     activities:
     Depreciation and amortization........            686,855                343,427           1,370,686
     Changes in assets and liabilities,
       excluding effects from
       acquisitions:
       Inventories........................           (817,358)              (605,749)           (194,642)
       Accounts receivable................                 --                 (1,450)            (13,000)
       Accounts payable and accrued
          expenses........................          1,332,187                219,403           4,170,906
       Prepaid expenses and other current
          assets..........................           (538,709)              (521,059)            340,709
       Other assets and liabilities.......          1,889,473              2,470,485          (2,059,840)
                                                 ------------           ------------        ------------
          Net cash provided by (used in)
            operating activities..........          1,531,535                940,175          (4,547,565)
Cash Flows from Investing Activities:
  Purchase of property and equipment......        (13,641,114)            (4,780,993)         (3,363,840)
  Purchase of net assets from ENBC........        (10,028,783)           (10,028,783)                 --
                                                 ------------           ------------        ------------
          Net cash used in investing
            activities....................        (23,669,897)           (14,809,776)         (3,363,840)
Cash Flows from Financing Activities:
  Proceeds from issuance of member
     units................................          4,565,000              4,465,225           4,130,000
  Proceeds from convertible debt..........         18,693,327              9,503,166          29,770,213
  Repayment of convertible debt...........         (1,000,000)                    --         (25,774,540)
                                                 ------------           ------------        ------------
          Net cash provided by financing
            activities....................         22,258,327             13,968,391           8,125,673
                                                 ------------           ------------        ------------
Net Increase in Cash and Cash
  Equivalents.............................            119,965                 98,790             214,268
Cash and Cash Equivalents, beginning of
  period..................................                 --                     --             119,965
                                                 ------------           ------------        ------------
Cash and Cash Equivalents, end of
  period..................................       $    119,965           $     98,790        $    334,233
                                                 ============           ============        ============

The accompanying notes to the financial statements are an integral part of these statements.

                         NOAH'S BAY AREA BAGELS, L.L.C.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The financial statements have been prepared by Noah's Bay Area Bagels, L.L.C. (the "Company") and are unaudited except for the Statement of Operations for the Period from July 15, 1996 (inception) through December 29, 1996 and the Statement of Cash Flows for the Period from July 15, 1996 (inception) through December 29, 1996 and the notes related thereto. The financial statements have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of the Company, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Company's financial position, results of operations and cash flows as of July 13, 1997 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Company's accounting policies and other financial information are included in the audited financial statements included elsewhere herein.

2. MERGER WITH NOAH'S PACIFIC, L.L.C.

     On July 13, 1997, the Company was acquired by Noah's Pacific, L.L.C., another area developer of Einstein/Noah Bagel Corp.

                             NOAH'S PACIFIC, L.L.C.

                              FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996
                      TOGETHER WITH REPORT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Members of Noah's Pacific, L.L.C.:

     We have audited the accompanying balance sheet of Noah's Pacific, L.L.C. (a Delaware limited liability company) as of December 29, 1996 and the related statements of operations, members' equity and cash flows for the period from inception (June 17, 1996) through December 29, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Noah's Pacific, L.L.C. as of December 29, 1996 and the results of its operations and its cash flows for the period from inception (June 17, 1996) through December 29, 1996, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado
March 21, 1997

                             NOAH'S PACIFIC, L.L.C.

                                 BALANCE SHEET
                            AS OF DECEMBER 29, 1996

ASSETS
Current Assets:
  Cash......................................................  $   252,496
  Accounts receivable.......................................    2,121,473
  Inventories...............................................    1,685,333
  Prepaid expenses and other current assets.................    2,197,739
                                                              -----------
          Total current assets..............................    6,257,041
Property, Equipment and Other Related Assets, net...........   24,341,708
Costs in Excess of Net Assets Acquired, net.................    2,213,948
Notes Receivable............................................      480,000
Other Assets, net...........................................    2,271,340
                                                              -----------
          Total assets......................................  $35,564,037
                                                              ===========
LIABILITIES AND MEMBERS' EQUITY
Current Liabilities:
  Accounts payable..........................................  $ 6,648,442
  Accrued expenses..........................................    4,144,049
                                                              -----------
          Total current liabilities.........................   10,792,491
Convertible Debt............................................   22,641,734
Other Liabilities...........................................      322,652
Commitments (Note 8)
Members' Equity.............................................    1,807,160
                                                              -----------
          Total liabilities and members' equity.............  $35,564,037
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             NOAH'S PACIFIC, L.L.C.

                            STATEMENT OF OPERATIONS
                 FOR THE PERIOD FROM JUNE 17, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Revenue.....................................................  $12,225,780
Costs and Expenses:
  Cost of products sold.....................................    5,601,142
  Salaries and benefits.....................................    9,499,810
  General and administrative................................    3,945,333
                                                              -----------
          Total costs and expenses..........................   19,046,285
                                                              -----------
Loss from Operations........................................   (6,820,505)
Interest Expense............................................     (862,335)
                                                              -----------
Net Loss....................................................  $(7,682,840)
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             NOAH'S PACIFIC, L.L.C.

                          STATEMENT OF MEMBERS' EQUITY
                 FOR THE PERIOD FROM JUNE 17, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

                                               VOTING                 NONVOTING
                                          MEMBERS' CAPITAL        MEMBERS' CAPITAL
                                         -------------------   -----------------------      TOTAL
                                          UNITS     AMOUNT       UNITS       AMOUNT        AMOUNT
                                         -------   ---------   ---------   -----------   -----------
Balances, inception....................       --   $      --          --   $        --   $        --
  Units issued for contributed
     capital...........................  740,000     740,000   8,750,000     8,750,000     9,490,000
  Net loss.............................       --    (599,262)         --    (7,083,578)   (7,682,840)
                                         -------   ---------   ---------   -----------   -----------
Balances, December 29, 1996............  740,000   $ 140,738   8,750,000   $ 1,666,422   $ 1,807,160
                                         =======   =========   =========   ===========   ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             NOAH'S PACIFIC, L.L.C.

                            STATEMENT OF CASH FLOWS
                 FOR THE PERIOD FROM JUNE 17, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

Cash Flows from Operating Activities:
  Net loss..................................................  $ (7,682,840)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Depreciation and amortization..........................       757,967
  Changes in assets and liabilities:
     Accounts receivable....................................    (2,121,473)
     Inventories............................................    (1,685,333)
     Prepaid expenses and other current assets..............    (2,197,739)
     Accounts payable and accrued expenses..................    10,792,491
     Other assets and liabilities...........................      (854,444)
                                                              ------------
          Net cash used in operating activities.............    (2,991,371)
Cash Flows from Investing Activities:
  Purchase of net assets from ENBC..........................   (15,195,119)
  Purchase of ENBC common stock.............................    (1,092,353)
  Purchase of property, equipment and other related
     assets.................................................   (12,120,395)
                                                              ------------
          Net cash used in investing activities.............   (28,407,867)
Cash Flows from Financing Activities:
  Proceeds from issuance of member units....................     9,010,000
  Proceeds from convertible debt............................    28,066,888
  Repayment of convertible debt.............................    (5,425,154)
                                                              ------------
          Net cash provided by financing activities.........    31,651,734
                                                              ------------
Net Increase in Cash........................................       252,496
Cash, inception.............................................            --
                                                              ------------
Cash, end of period.........................................  $    252,496
                                                              ============
Supplemental Disclosure of Cash Flow Information:
  Interest Paid.............................................  $    929,000
                                                              ============
Supplemental Disclosure of Noncash Financing Activities:
  Member units issued in exchange for notes receivable......  $    480,000
                                                              ============

The accompanying notes to the financial statements are an integral part of this statement.

                             NOAH'S PACIFIC, L.L.C.

                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996

(1) DESCRIPTION OF BUSINESS

     Noah's Pacific, L.L.C. (the "Company") owns and operates retail food service establishments under a franchise agreement with Einstein/Noah Bagel Corp. ("ENBC"), under the Noah's New York Bagels brand name. The Noah's New York Bagels concept is designed to combine the authentic tastes of a Kosher bagel bakery with the atmosphere of a neighborhood coffee shop, offering products including fresh-baked bagels, proprietary cream cheeses, specialty coffees and teas, and creative sandwiches. The Company also sells its products through direct wholesale distribution channels. The Company was formed on June 17, 1996, under the Delaware Limited Liability Act.

     The Company has an Area Development Agreement ("ADA") with ENBC, granting it the right to open 209 stores in portions of California, Oregon, Nevada and Washington. The ADA requires the Company to complete the store development by December 2000. The Company had 44 stores open at December 29, 1996. Pursuant to the franchise agreements, the Company is required to make periodic royalty payments based on net revenue, and pay franchise, real estate development, software license, software maintenance and other support service fees on a per store basis. The Company is also required to make advertising fund contributions to national and local advertising funds.

     For the period from June 17, 1996 (inception) through December 29, 1996, the Company had a net loss of $7,682,840 and negative working capital of $4,535,450. The Company is currently in a state of rapid expansion as it continues to open stores in accordance with its ADA. The Company's ability to continue this expansion is contingent upon management's ability to raise additional equity and/or obtain additional financing. Management of the Company believes it will be able to continue to raise such equity and obtain such additional financing required to satisfy its ADA.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Fiscal Year

     The Company's fiscal year is the 52/53-week period ending on the last Sunday of December.

  Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market and consist of food, paper products and supplies.

  Investment in ENBC Common Stock

     The Company owns 168,830 shares of ENBC common stock which are considered restricted securities and, as a result, are reflected at historical cost of $1,092,353 in the accompanying balance sheet. At December 29, 1996, the fair value of similar unrestricted shares of ENBC was approximately $5,043,000.

  Property, Equipment and Other Related Assets

     Property, equipment and other related assets are stated at cost less accumulated depreciation and amortization. The provision for depreciation and amortization has been calculated using the straight-line method. These assets are depreciated and amortized over the following useful lives:

Buildings and improvements..................................    15 years
Equipment and software......................................   3-8 years
Furniture and fixtures......................................  5-15 years
ADA and franchise fees......................................    15 years
Preopening costs............................................     1 year

                             NOAH'S PACIFIC, L.L.C.

     Property, equipment and other related asset additions include acquisition of buildings, equipment, software, leasehold improvements and major improvements to existing stores. Additions also include costs incurred in the development and construction of new stores, including real estate development and franchise fees paid to ENBC. Expenditures for maintenance and repairs are charged to expense as incurred.

     Preopening costs consist primarily of salaries and other incremental direct expenses relating to the set up, initial stocking, training and general store management activities incurred prior to the opening of new stores. Amortization begins on the date the store is opened.

  Costs in Excess of Net Assets Acquired

     The excess purchase price over the fair value of net assets acquired is being amortized on a straight-line basis over 15 years.

  Notes Receivable

     The Company holds notes receivable from certain unit holders in exchange for their ember units. In general, these notes are due within three years of issuance, bear interest at the prime rate and are collateralized by the member units.

  Revenue Recognition

     Revenue is recognized in the period in which related food and beverage products are sold.

  Income Taxes

     The Company is considered a flow-through entity for federal and state income tax purposes. Any taxable income or loss is reported by the members on their individual tax returns in accordance with the Company's Operating Agreement.

  Allocation of Profits, Losses and Distributions

     Profits and losses of the Company for any fiscal year are allocated to the members in proportion to their units. However, all items of income or expense related to the exercise of options granted pursuant to any option plan (Note 7) shall be allocated to the member exercising the options.

     Distributions shall be made at such times and in such amounts as may be determined by the Manager, subject to compliance with the covenants set forth in the Company's secured loan agreement (Note 5). The Manager shall cause the Company to make distributions on an annual basis to each member in an amount equal to the estimated tax liability of the member resulting from the operations of the Company. Distributions shall be made to the members in proportion to their units held.

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                             NOAH'S PACIFIC, L.L.C.

(3) SUPPLEMENTAL FINANCIAL STATEMENT DATA

                                                                 1996
                                                              -----------
Property, equipment and other related assets:
  Buildings and improvements................................  $16,559,078
  Furniture, fixtures, equipment, and software..............    5,928,889
  ADA and franchise fees....................................    1,575,000
  Preopening costs..........................................      971,848
                                                              -----------
                                                               25,034,815
  Less accumulated depreciation and amortization............     (693,107)
                                                              -----------
          Total property, equipment and other related
           assets, net......................................  $24,341,708
                                                              ===========
Costs in excess of net assets acquired......................  $ 2,276,917
  Less accumulated amortization.............................      (62,969)
                                                              -----------
          Total costs in excess of net assets acquired,
           net..............................................  $ 2,213,948
                                                              ===========
Other assets:
  Prepaid franchise fees....................................  $   935,000
  Organization costs, net of accumulated amortization of
     $1,891.................................................       50,781
  Investment in ENBC common stock...........................    1,092,353
  Other assets..............................................      193,206
                                                              -----------
          Total other assets, net...........................  $ 2,271,340
                                                              ===========

(4) PURCHASE OF NET ASSETS FROM ENBC

     In June 1996, the Company paid to ENBC a total of $12,886,000 consisting of the net tangible assets of 20 opened stores and 15 sites for approximately $10,609,000 and costs in excess of net assets acquired of approximately $2,277,000. In addition, the Company paid approximately $2,309,000 for certain rights and fees to develop future stores. The transaction has been accounted for under the purchase method of accounting. The pro forma effect of this transaction is not significant to the accompanying financial statements.

(5) CONVERTIBLE DEBT

     The Company has entered into a secured loan agreement (the "Agreement") with ENBC which provides the right to convert all or a portion of the loan into voting units of members' capital at $1.12 per unit. The specified percentage of members' capital to be acquired on conversion is dependent on the amount of financing to be provided in relation to the total capital and rights outstanding, but would constitute at least a majority of the capital of the Company on a fully diluted basis in the event all of the loan was converted. The loan may be converted by ENBC at any time subsequent to June 1998, provided that the Company completes 80% of its development schedule, and up to July 2004, or at any time upon the Company being in default on the loan. Additionally, during this same time period, to the extent the loan is not fully drawn or has been drawn and repaid, ENBC has the option to acquire, at the loan conversion price, as defined, the amount of additional units it could have acquired by conversion of the loan had it been fully drawn. The loan is collateralized by substantially all of the assets of the Company and a pledge of the voting members' capital of the Company. The Agreement contains various restrictive covenants including restricting cash distributions and limiting additional indebtedness. The Company was in compliance with all such covenants at December 29, 1996.

     Interest is based upon the reference rate of the Bank of America Illinois ( 8.25% as of December 29, 1996) plus 1%. Interest-only payments are required through June 1999, at which time the loan converts to an

                             NOAH'S PACIFIC, L.L.C.

amortizing term loan payable through June 2004, with a final balloon payment. The Agreement provides for a line of credit of $30,040,000, with $22,641,734 drawn as of December 29, 1996.

     As of December 29, 1996, principal maturities were as follows:

1997............................................  $        --
1998............................................           --
1999............................................    1,594,099
2000............................................    2,960,469
2001............................................    2,960,469
Thereafter......................................   15,126,697
                                                  -----------
                                                  $22,641,734
                                                  ===========

(6) MEMBERS' EQUITY

     The holders of the nonvoting units have the right to require the Company to redeem all of the nonvoting units at a pre-determined formula price ("Put Price") based on the store level cash flow of the Company in the event that (i) ENBC acquires a majority interest in the Company pursuant to the exercise of its conversion or option rights under the Agreement; (ii) ENBC does not consent to the Company's request to undertake a firm commitment underwritten public offering after ENBC's conversion and option rights under its agreement with the Company have expired unexercised; or (iii) ENBC does not consent to the Company's request to terminate its development and franchise agreements with ENBC after ENBC's conversion and option rights under its loan agreement with the Company have expired unexercised. In the event the Company does not redeem the nonvoting units when required to do so, ENBC will be obligated to purchase these units at the same price applicable to the Company.

(7) EMPLOYEE UNIT OPTION PLAN

     A maximum of 4,375,000 voting units are available for grant to employees pursuant to the 1996 Employee Unit Option Plan (the "Option Plan"). The option price is equal to the fair market value on the date of grant, as determined by the Manager. All unit options granted under the Option Plan are exercisable up to 10 years from the date of grant. The options generally vest at a rate of 10% at the end of the first year, an additional 20% at the end of the second year, an additional 30% at the end of the third year and the balance at the end of the fourth year from the date of grant.

     The Company accounts for the Option Plan using the intrinsic value based method under which no compensation cost has been recognized in accordance with Statement of Financial Accounting Standard No. 123, "Accounting for Stock Based Compensation". If a fair value based method had been adopted, the Company's pro forma net loss would have been $7,866,600 for the period ended December 29, 1996.

                             NOAH'S PACIFIC, L.L.C.

     The following table summarizes stock option activity and the related weighted average exercise price of the options.

                                                                     1996
                                                              -------------------
                                                                UNITS       PRICE
                                                              ----------    -----
Outstanding, beginning of period............................          --       --
  Granted...................................................   3,529,860    $1.00
  Exercised.................................................          --       --
  Forfeited.................................................          --       --
  Expired...................................................          --       --
                                                              ----------    -----
Outstanding, end of period..................................   3,529,860    $1.00
                                                              ==========    =====
Exercisable, end of period..................................          --       --
                                                              ==========    =====
Weighted average fair value of options granted..............  $     0.25
                                                              ==========

     At December 29, 1996, the weighted average remaining contractual life of the options is 9 years.

     The fair value of each option is estimated on the date of grant using the minimum value option pricing model with the following weighted average assumptions used for 1996 grants: risk-free interest rate of 5.80%; expected life of 5 years.

     In addition to the Option Plan, the Company has granted employees options to purchase 59,996 shares of ENBC common stock at an exercise price of $6.59 per share. At December 29, 1996, no options have been exercised and the shares are reflected at historical cost (Note 2) in the accompanying financial statements.

(8) COMMITMENTS

     The Company leases store premises under various noncancelable operating lease agreements. Lease terms are generally five years with two or three five-year renewal options. Most of the leases contain escalation clauses and common area maintenance charges.

     The following is a schedule of future minimum rental payments which are required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 29, 1996:

1997............................................  $ 3,542,623
1998............................................    3,695,302
1999............................................    3,589,464
2000............................................    3,285,290
2001............................................    2,695,037
Thereafter......................................   11,771,272
                                                  -----------
                                                  $28,578,988
                                                  ===========

     Total rent expense under operating leases, including common area maintenance charges, was approximately $1,252,000 for the period from June 17, 1996 (inception) through December 29, 1996.

     The Company obtains a majority of its produce and other supplies from a limited number of vendors. Management believes that, if necessary, the Company would be able to replace any of its sources of supply with other vendors without a disruption in service.

                             NOAH'S PACIFIC, L.L.C.

                                 BALANCE SHEETS

                                                              DECEMBER 29,   OCTOBER 5,
                                                                  1996          1997
                                                              ------------   -----------
                                                                             (UNAUDITED)
ASSETS
Current Assets:
  Cash and cash equivalents.................................  $   252,496    $   650,474
  Accounts receivable.......................................    2,121,473      1,602,519
  Inventories...............................................    1,685,333      3,195,868
  Prepaid expenses and other current assets.................    2,197,739        502,190
                                                              -----------    -----------
          Total current assets..............................    6,257,041      5,951,051
Property, Equipment and Other Related Assets, net...........   24,341,708     60,271,493
Costs in Excess of Net Assets Acquired, net.................    2,213,948      3,300,846
Notes Receivable............................................      480,000        660,000
Other Assets, net...........................................    2,271,340      1,435,689
                                                              -----------    -----------
          Total assets......................................  $35,564,037    $71,619,079
                                                              ===========    ===========

LIABILITIES AND MEMBERS' EQUITY (DEFICIT)
Current Liabilities:
  Accounts payable..........................................    6,648,442      5,448,530
  Accrued expenses..........................................    4,144,049      3,327,175
                                                              -----------    -----------
          Total current liabilities.........................   10,792,491      8,775,705
Convertible Debt............................................   22,641,734     71,224,950
Other Noncurrent Liabilities................................      322,652         33,005
Commitments.................................................
Members' Equity.............................................    1,807,160     (8,414,581)
                                                              -----------    -----------
          Total liabilities and members' equity.............  $35,564,037    $71,619,079
                                                              ===========    ===========

The accompanying notes to the financial statements are an integral part of these statements.

                             NOAH'S PACIFIC, L.L.C.

                            STATEMENT OF OPERATIONS

                                              FOR THE PERIOD FROM   FOR THE PERIOD FROM
                                                 JUNE 17, 1996         JUNE 17, 1996            THREE
                                              (INCEPTION) THROUGH   (INCEPTION) THROUGH    QUARTERS ENDED
                                               DECEMBER 29, 1996      OCTOBER 6, 1996      OCTOBER 5, 1997
                                              -------------------   -------------------    ---------------
                                                                        (UNAUDITED)          (UNAUDITED)
Revenue.....................................      $12,225,780           $ 6,294,043         $ 36,351,471
Costs and Expenses:
  Cost of products sold.....................        5,601,142             2,870,533           11,621,842
  Salaries and benefits.....................        9,499,810             3,974,435           18,352,055
  General and administrative................        3,945,333             4,257,478           18,137,537
                                                  -----------           -----------         ------------
          Total costs and expenses..........       19,046,285            11,102,446           48,111,434
Loss from Operations........................       (6,820,505)           (4,808,403)         (11,759,963)
Other Expense:
  Interest expense, net.....................         (862,335)             (403,686)          (3,150,612)
  Other income..............................               --                    --            2,535,524
                                                  -----------           -----------         ------------
          Total other expense...............         (862,335)             (403,686)            (615,088)
                                                  -----------           -----------         ------------
Net Loss....................................      $(7,682,840)          $(5,212,089)        $(12,375,051)
                                                  ===========           ===========         ============

The accompanying notes to the financial statements are an integral part of these statements.

                             NOAH'S PACIFIC, L.L.C.

                            STATEMENT OF CASH FLOWS

                                            FOR THE PERIOD FROM    FOR THE PERIOD FROM
                                               JUNE 17, 1996          JUNE 17, 1996            THREE
                                            (INCEPTION) THROUGH    (INCEPTION) THROUGH    QUARTERS ENDED
                                             DECEMBER 29, 1996       OCTOBER 6, 1996      OCTOBER 5, 1997
                                            -------------------    -------------------    ---------------
                                                                       (UNAUDITED)          (UNAUDITED)
Cash Flows from Operating Activities:
  Net loss..............................       $ (7,682,840)          $ (5,212,089)        $(12,375,051)
  Adjustments to reconcile net loss to
     net cash used in operating
     activities:
     Depreciation and amortization......            757,967                378,983            3,763,355
     Changes in assets and liabilities,
       excluding effects from
       acquisitions:
       Inventories......................         (1,685,333)            (1,521,362)            (498,534)
       Accounts receivable..............         (2,121,473)            (3,921,996)             531,954
       Accounts payable and accrued
          expenses......................         10,792,491              5,126,742           (7,079,867)
       Prepaid expenses and other
          current assets................         (2,197,739)            (2,162,938)           1,893,550
       Other assets and liabilities.....           (854,444)             5,469,292              574,712
                                               ------------           ------------         ------------
          Net cash used in operating
            activities..................         (2,991,371)            (1,843,368)         (13,189,881)
Cash Flows from Investing Activities:
  Purchase of property and equipment....        (12,120,395)              (626,159)         (16,058,020)
  Sale (purchase) of ENBC stock.........         (1,092,353)                    --              286,663
  Purchase of net assets from ENBC......        (15,195,119)           (15,195,119)                  --
                                               ------------           ------------         ------------
          Net cash used in investing
            activities..................        (28,407,867)           (15,821,278)         (15,771,357)
Cash Flows from Financing Activities:
  Proceeds from issuance of member
     units..............................          9,010,000                781,689            2,465,000
  Proceeds from convertible debt........         28,066,888             17,382,957           61,360,339
  Repayment of convertible debt.........         (5,425,154)              (500,000)         (34,466,123)
                                               ------------           ------------         ------------
          Net cash provided by financing
            activities..................         31,651,734             17,664,646           29,359,216
                                               ------------           ------------         ------------
Net Increase in Cash and Cash
  Equivalents...........................            252,496                     --              397,978
Cash and Cash Equivalents, beginning of
  period................................                 --                     --              252,496
                                               ------------           ------------         ------------
Cash and Cash Equivalents, end of
  period................................       $    252,496           $         --         $    650,474
                                               ============           ============         ============

The accompanying notes to the financial statements are an integral part of these statements.

                             NOAH'S PACIFIC, L.L.C.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The financial statements have been prepared by Noah's Pacific, L.L.C. (the "Company") and are unaudited except for the balance sheet at December 29, 1996, the Statement of Operations for the Period from June 17, 1996 (inception) through December 29, 1996 and the Statement of Cash Flows for the Period from June 17, 1996 (inception) through December 29, 1996 and the notes related thereto. The financial statements have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of the Company, all adjustments (consisting of normal recurring adjustments) necessary to present fairly the Company's financial position, results of operations and cash flows as of October 5, 1997 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Company's accounting policies and other financial information are included in the audited financial statements included elsewhere herein.

2. MERGER WITH NOAH'S BAY AREA BAGELS, L.L.C.

     On July 13, 1997, the Company merged with Noah's Bay Area Bagels, L.L.C., another area developer of Einstein/Noah Bagel Corp., resulting in the Company obtaining the rights to open an additional 95 stores in portions of California under the Noah's New York Bagels brand, of which 55 stores were open at that date.

                               PHILLY ROSE, L.P.

                              FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996
                      TOGETHER WITH REPORT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of Philly Rose, L.P.:

     We have audited the accompanying balance sheet of Philly Rose, L.P. (a Delaware limited partnership) as of December 29, 1996 and the related statements of operations, partners' capital and cash flows for the period from inception (April 18, 1996) through December 29, 1996. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Philly Rose, L.P. as of December 29, 1996 and the results of its operations and its cash flows for the period from inception (April 18, 1996) through December 29, 1996, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado
March 18, 1997

                               PHILLY ROSE, L.P.

                                 BALANCE SHEET
                            AS OF DECEMBER 29, 1996

ASSETS
Current Assets:
  Cash......................................................  $  118,166
  Inventories...............................................     196,464
  Prepaid expenses and other current assets.................      65,916
                                                              ----------
          Total current assets..............................     380,546
Property, Equipment and Other Related Assets, net...........   6,628,440
Costs in Excess of Net Assets Acquired, net.................   1,334,330
Notes Receivable............................................     500,000
Other Assets, net...........................................   1,131,545
                                                              ----------
          Total assets......................................  $9,974,861
                                                              ==========
LIABILITIES AND PARTNERS CAPITAL
Current Liabilities:
  Accounts payable..........................................  $  710,749
  Accrued expenses..........................................     435,936
                                                              ----------
          Total current liabilities.........................   1,146,685
Convertible Debt............................................   6,633,337
Commitments (Note 8)
Partners' Capital...........................................   2,194,839
                                                              ----------
          Total liabilities and partners' capital...........  $9,974,861
                                                              ==========

The accompanying notes to the financial statements are an integral part of this statement.

                               PHILLY ROSE, L.P.

                            STATEMENT OF OPERATIONS
                 FOR THE PERIOD FROM APRIL 18, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996


Revenue.....................................................  $ 1,595,269
Costs and Expenses:
  Cost of products sold.....................................      633,857
  Salaries and benefits.....................................    1,152,684
  General and administrative................................    1,538,330
                                                              -----------
          Total costs and expenses..........................    3,324,871
Loss from Operations........................................   (1,729,602)
Other Income (Expense):
  Interest expense..........................................     (104,102)
  Interest income...........................................       19,188
                                                              -----------
          Total other expense...............................      (84,914)
Net Loss....................................................  $(1,814,516)
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                               PHILLY ROSE, L.P.

                         STATEMENT OF PARTNERS' CAPITAL
                 FOR THE PERIOD FROM APRIL 18, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996

                                          GENERAL PARTNER        LIMITED PARTNER
                                         -----------------   -----------------------
                                         UNITS     AMOUNT      UNITS       AMOUNT         TOTAL
                                         ------   --------   ---------   -----------   -----------
Balances, inception....................      --   $     --          --   $        --   $        --
  Units issued for capital
     contributions.....................  75,000     75,000   3,925,000     3,925,000     4,000,000
  Non-employee stock option expense....      --      9,355          --            --         9,355
  Net loss.............................      --    (34,022)         --    (1,780,494)   (1,814,516)
                                         ------   --------   ---------   -----------   -----------
Balances, December 29, 1996............  75,000   $ 50,333   3,925,000   $ 2,144,506   $ 2,194,839
                                         ======   ========   =========   ===========   ===========

The accompanying notes to the financial statements are an integral part of this statement.

                               PHILLY ROSE, L.P.

                            STATEMENT OF CASH FLOWS
                 FOR THE PERIOD FROM APRIL 18, 1996 (INCEPTION)
                           THROUGH DECEMBER 29, 1996


Cash Flows from Operating Activities:
  Net loss..................................................  $(1,814,516)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Depreciation and amortization..........................      234,981
     Non-employee stock option expense......................        9,355
  Changes in assets and liabilities:
     Inventories............................................     (196,464)
     Prepaid expenses and other current assets..............      (65,916)
     Accounts payable and accrued expenses..................    1,146,685
     Other assets and liabilities...........................        8,550
                                                              -----------
          Net cash used in operating activities.............     (677,325)
Cash Flows from Investing Activities:
  Purchase of property, equipment and other related
     assets.................................................   (5,839,011)
  Purchase of net assets from ENBC..........................   (2,898,665)
  Purchase of ENBC common stock.............................     (600,170)
                                                              -----------
          Net cash used in investing activities.............   (9,337,846)
Cash Flows from Financing Activities:
  Proceeds from issuance of partner units...................    3,500,000
  Proceeds from convertible debt............................   10,133,337
  Repayment on convertible debt.............................   (3,500,000)
                                                              -----------
          Net cash provided by financing activities.........   10,133,337
                                                              -----------
Net Increase in Cash........................................      118,166
Cash, inception.............................................           --
                                                              -----------
Cash, end of period.........................................  $   118,166
                                                              ===========
Supplemental Disclosure of Cash Flow Information:
  Interest paid.............................................  $    93,892
                                                              ===========
Supplemental Disclosure of Noncash Financing Activities:
  Partner units issued in exchange for notes receivable.....  $   500,000
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                               PHILLY ROSE, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                            AS OF DECEMBER 29, 1996

(1) DESCRIPTION OF BUSINESS

     Philly Rose, L.P. (the "Partnership"), a Delaware limited partnership organized under the Delaware Revised Uniform Limited Partnership Act, as amended, owns and operates retail food service establishments under franchise agreements with Einstein/Noah Bagel Corp. ("ENBC"), under the Einstein Bros. Bagels brand name. The Einstein Bros. Bagels concept is designed to combine the authentic tastes of a bagel bakery with the atmosphere of a neighborhood coffee shop, offering products including fresh-baked bagels, proprietary cream cheeses, specialty coffees and teas, and creative sandwiches. The Partnership was formed on April 18, 1996 and commenced operations on July 15, 1996.

     The Partnership has an Area Development Agreement ("ADA") with ENBC, granting it the right to open 85 stores in portions of Delaware, New Jersey and Pennsylvania. The ADA requires the Partnership to complete the store development by June 30, 2000. The Partnership had 12 stores open at December 29, 1996. Pursuant to the franchise agreements, the Partnership is required to make periodic royalty payments based on net revenue, and pay franchise, real estate development, software license, software maintenance and other support service fees on a per store basis. The Partnership is also required to make advertising fund contributions to national and local advertising funds.

     For the period from April 18, 1996 (inception) through December 29, 1996, the Partnership had a net loss of $1,814,516 and at December 29, 1996 had negative working capital of $766,139. The Partnership is currently in a state of rapid expansion as it continues to open stores in accordance with its ADA. The Partnership's ability to continue this expansion is contingent upon management's ability to raise additional equity and/or obtain additional financing. Management of the Partnership believes it will be able to continue to raise such equity and obtain such additional financing required to satisfy its ADA.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Fiscal Year

     The Partnership's fiscal year is the 52/53-week period ending on the last Sunday of December.

  Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market and consist of food, paper products and supplies.

  Investment in ENBC Common Stock

     The Partnership owns 92,700 shares of ENBC common stock which are considered restricted securities and, as a result, are reflected at historical cost of $600,170 in the accompanying balance sheet. At December 29, 1996, the fair market value of similar unrestricted shares of ENBC was approximately $2,769,000.

                               PHILLY ROSE, L.P.

  Property, Equipment and Other Related Assets

     Property, equipment and other related assets are stated at cost less accumulated depreciation and amortization. The provision for depreciation and amortization has been calculated using the straight-line method. These assets are depreciated and amortized over the following useful lives:

Buildings and improvements..................................   5-15 years
Equipment and software......................................   3- 8 years
Furniture and fixtures......................................   7-15 years
ADA and Franchise fees......................................     15 years
Preopening costs............................................      1 year

     Property, equipment and other related asset additions include acquisitions of buildings, equipment, software, leasehold improvements and major improvements to existing stores. Additions also include costs incurred in the development and construction of new stores, including real estate development and franchise fees paid to ENBC. Expenditures for maintenance and repairs are charged to expense as incurred.

     Preopening costs consist primarily of salaries and other incremental direct expenses relating to the set up, initial stocking, training and general store management activities incurred prior to the opening of new stores. Amortization begins on the date the store is opened.

  Costs in Excess of Net Assets Acquired

     The excess purchase price over the fair value of net assets acquired is being amortized on a straight-line basis over 15 years.

  Notes Receivable

     The Partnership has received notes receivable from certain unit holders in exchange for their member units. In general, these notes are due within three years of issuance, bear interest at the prime rate and are collateralized by the member units.

  Revenue Recognition

     Revenue is recognized in the period in which related food and beverage products are sold.

  Income Taxes

     The Partnership is not considered a taxable entity for federal or state income tax purposes. Any taxable income or loss is reported by the partners on their individual tax returns in accordance with the Partnership Agreement.

  Allocation of Profits, Losses and Distributions

     Profits and losses of the Partnership for any fiscal year are allocated to the partners in proportion to their units; provided, however, that all items of income, gain, loss or deductions related to the exercise of options granted pursuant to any option plan (Note 7) shall be allocated to the partner exercising the option.

     Distributions shall be made at such times and in such amounts as may be determined by the General Partner, subject to compliance with the covenants set forth in the Partnership's secured loan agreement (Note 5). The General Partner shall cause the Partnership to make distributions on an annual basis to each partner in an amount equal to the estimated tax liability of the partner resulting from the operations of the Partnership. Distributions shall be made to the partners in proportion to their units held.

                               PHILLY ROSE, L.P.

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(3) SUPPLEMENTAL FINANCIAL STATEMENT DATA

                                                              DECEMBER 29,
                                                                  1996
                                                              ------------
Property, equipment and other related assets:
  Buildings and improvements................................   $3,248,593
  Furniture, fixtures, equipment, and software..............    2,351,000
  ADA and franchise fees....................................      885,000
  Preopening costs..........................................      336,393
                                                               ----------
                                                                6,820,986
  Less accumulated depreciation and amortization............     (192,546)
                                                               ----------
          Total property, equipment and other related
           assets, net......................................   $6,628,440
                                                               ==========
Costs in excess of net assets acquired......................   $1,376,690
  Less accumulated amortization.............................      (42,360)
                                                               ----------
          Total costs in excess of net assets acquired,
           net..............................................   $1,334,330
                                                               ==========
Other assets:
  Prepaid franchise fees....................................   $  475,000
  Investment in ENBC common stock...........................      600,170
  Other assets, net of accumulated amortization of $75......       56,375
                                                               ----------
          Total other assets, net...........................   $1,131,545
                                                               ==========

(4) PURCHASE OF NET ASSETS FROM ENBC

     On July 15, 1996, the Partnership paid to ENBC a total of $1,759,000 consisting of the net tangible assets of 1 store for approximately $382,000 and costs in excess of net assets acquired of approximately $1,377,000. In addition, the Partnership paid approximately $1,140,000 for certain rights and fees to develop future stores. The transaction has been accounted for under the purchase method of accounting. The pro forma effect of this transaction is not significant to the accompanying financial statements.

(5) CONVERTIBLE DEBT

     The Partnership has entered into a secured loan agreement (the "Agreement") with ENBC which provides ENBC the right to convert all or any portion of the loan into units of partners' capital at $1.12 per unit. The specified percentage of partners' capital to be acquired on conversion is dependent on the amount of financing to be provided in relation to the total capital and rights outstanding, but would constitute at least a majority of the capital of the Partnership on a fully diluted basis in the event all of the loan was converted. The loan may be converted by ENBC at any time subsequent to July 15, 1998, subject to the Partnership completing 80% of its development schedule and up to July 2004, or at any time upon the Partnership being in default on the loan. Additionally, during this same time period, to the extent the loan is not fully drawn or has been drawn and repaid, ENBC has the option to acquire, at the loan conversion price, as defined, the amount of additional units it could have acquired by conversion of the loan had it been fully drawn. The loan is

                               PHILLY ROSE, L.P.

collateralized by substantially all of the assets of the Partnership and a pledge of the general partners' capital of the Partnership. The Agreement contains various restrictive covenants including restricting cash distributions and limiting additional indebtedness. The Partnership was in compliance with all such covenants at December 29, 1996.

     Interest is based upon the reference rate of the Bank of America Illinois (8.25% as of December 29, 1996) plus 1%. Interest-only payments are required through July 1999, at which time the loan converts to an amortizing term loan payable through July 2004, with a final balloon payment. The Agreement provides for a line of credit of $14,000,000 with $6,633,337 drawn at December 29, 1996.

     As of December 29, 1996, principal maturities were as follows:

1997.............................................  $       --
1998.............................................          --
1999.............................................     306,154
2000.............................................     633,334
2001.............................................     633,334
Thereafter.......................................   5,060,515
                                                   ----------
                                                   $6,633,337
                                                   ==========

(6) PARTNERS' CAPITAL

     The holders of certain of the limited partnership units have the right to require the Partnership to redeem all of the limited partnership units at a pre-determined formula price ("Put Price") based on the store level cash flow of the Partnership in the event that (i) ENBC acquires a majority interest in the Partnership pursuant to the exercise of its conversion or option rights under the Agreement; (ii) ENBC does not consent to the Partnership's request to undertake a firm commitment underwritten public offering after ENBC's conversion and option rights under its loan agreement with the Partnership have expired unexercised; or (iii) ENBC does not consent to the Partnership's request to terminate its development and franchise agreements with ENBC after ENBC's conversion and option rights under its loan agreement with the Partnership have expired unexercised. In the event the Partnership does not redeem the limited partnership units when required to do so, ENBC will be obligated to purchase these units at the same price applicable to the Partnership.

(7) OPTION PLANS

     A maximum of 2,255,000 general partnership units are available for grant to employees and certain non-employees pursuant to the 1996 Unit Option Plan (the "Option Plan"). The option price is equal to the fair market value on the date of grant, as determined by the General Partner. All unit options granted under the Option Plan are exercisable up to 10 years from the date of grant. The options generally vest at a rate of 10% at the end of the first year, an additional 20% at the end of the second year, an additional 30% at the end of the third year and the balance at the end of the fourth year from the date of grant.

     The Partnership accounts for the employee options using the intrinsic value method under which no compensation cost has been recognized in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." If a fair value based accounting method had been adopted, the Partnership's pro forma net loss would have been $1,847,180 for the period ended December 29, 1996.

     Non-employee options are accounted for using a fair value approach which resulted in $9,355 of compensation expense for the period ended December 29, 1996.

                               PHILLY ROSE, L.P.

     The following table summarizes stock option activity and the related weighted average exercise price of the options.

                                                                     1996
                                                              -------------------
                                                                UNITS       PRICE
                                                              ----------    -----
Outstanding, beginning of period............................          --       --
  Granted...................................................   1,175,064    $1.00
  Exercised.................................................          --       --
  Forfeited.................................................          --       --
  Expired...................................................          --       --
                                                              ----------
Outstanding, end of period..................................   1,175,064    $1.00
                                                              ==========
Exercisable, end of period..................................          --    $1.00
                                                              ==========
Weighted average fair value of options granted..............  $     0.29
                                                              ==========

     At December 29, 1996, the weighted average remaining contractual life of the options is 9.5 years.

     The fair value of each option is estimated on the date of grant using the minimum value option pricing model with the following weighted average assumptions used for 1996 grants: risk-free interest rate of 6.74%; expected life of 5 years.

     In addition to the Option Plan, the Partnership has granted employees options to purchase 92,700 shares of ENBC common stock at an exercise price of $6.59 per share. At December 29, 1996, no options have been exercised and the shares are reflected at historical cost (Note 2) in the accompanying financial statements.

(8) COMMITMENTS

     The Partnership leases store premises under various noncancelable operating lease agreements. Lease terms are generally five years with two or three five-year renewal options. Most of the leases contain escalation clauses and common area maintenance charges.

     The following is a schedule of future minimum rental payments which are required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 29, 1996:

1997.............................................  $  642,451
1998.............................................     648,540
1999.............................................     650,227
2000.............................................     665,602
2001.............................................     589,705
Thereafter.......................................   2,535,231
                                                   ----------
                                                   $5,731,756
                                                   ==========

     Total rent expense under operating leases, including common area maintenance charges, was approximately $252,531 for the period from April 18, 1996 (inception) through December 29, 1996.

     The Partnership obtains a majority of its produce and other supplies from a limited number of vendors. Management believes that, if necessary, the Partnership would be able to replace any of its sources of supply with other vendors without a disruption in service.

                               PHILLY ROSE, L.P.

                            STATEMENTS OF OPERATIONS

                                        FOR THE PERIOD FROM    FOR THE PERIOD FROM    FOR THE PERIOD FROM
                                          APRIL 18, 1996         APRIL 18, 1996        DECEMBER 30, 1996
                                        (INCEPTION) THROUGH    (INCEPTION) THROUGH     THROUGH JUNE 15,
                                         DECEMBER 29, 1996       OCTOBER 6, 1996         1997 (MERGER)
                                        -------------------    -------------------    -------------------
                                                                   (UNAUDITED)            (UNAUDITED)
Revenue...............................      $ 1,595,269            $  454,083             $ 4,968,858
Costs and Expenses:
  Cost of products sold...............          633,857               192,049               1,851,262
  Salaries and benefits...............        1,152,684               438,568               2,745,956
  General and administrative..........        1,538,330               602,177               2,971,574
                                            -----------            ----------             -----------
          Total costs and expenses....        3,324,871             1,232,794               7,568,792
                                            -----------            ----------             -----------
Loss from Operations..................       (1,729,602)             (778,711)             (2,599,934)
Other Income (Expense):
  Interest expense, net...............          (84,914)              (30,879)               (440,003)
  Other income (expense)..............               --                    --                     456
                                            -----------            ----------             -----------
          Total other expense.........          (84,914)              (30,879)               (439,547)
                                            -----------            ----------             -----------
Net Loss..............................      $(1,814,516)           $ (809,590)            $(3,039,481)
                                            ===========            ==========             ===========

The accompanying notes to the financial statements are an integral part of these statements.

                               PHILLY ROSE, L.P.

                            STATEMENTS OF CASH FLOWS

                                         FOR THE PERIOD FROM    FOR THE PERIOD FROM    FOR THE PERIOD FROM
                                           APRIL 18, 1996         APRIL 18, 1996        DECEMBER 30, 1996
                                         (INCEPTION) THROUGH    (INCEPTION) THROUGH     THROUGH JUNE 15,
                                          DECEMBER 29, 1996       OCTOBER 6, 1996         1997 (MERGER)
                                         -------------------    -------------------    -------------------
                                                                    (UNAUDITED)            (UNAUDITED)
Cash Flows from Operating Activities:
  Net loss.............................      $(1,814,516)           $  (809,590)           $(3,039,481)
  Adjustments to reconcile net loss to
     net cash used in operating
     activities:
     Depreciation and amortization.....          234,981                 71,350                741,155
     Non-employee option expense.......            9,355                     --                  9,355
     Changes in assets and liabilities,
       excluding effects from
       acquisitions:
       Inventories.....................         (196,464)               (94,492)              (148,851)
       Accounts receivable.............               --                 (9,403)               (10,562)
       Accounts payable and accrued
          expenses.....................        1,146,685                851,989                282,874
       Prepaid expenses and other
          current assets...............          (65,916)               (16,506)               (22,450)
       Other assets and liabilities....            8,550                (11,590)             1,961,343
                                             -----------            -----------            -----------
          Net cash used in operating
            activities.................         (677,325)               (18,242)              (226,617)
Cash Flows from Investing Activities:
  Purchase of property and equipment...       (5,839,011)            (2,035,711)            (7,187,499)
  Purchase of ENBC stock...............         (600,170)              (600,170)                    --
  Purchase of net assets from ENBC.....       (2,898,665)            (2,898,665)                    --
                                             -----------            -----------            -----------
          Net cash used in investing
            activities.................       (9,337,846)            (5,534,546)            (7,187,499)
Cash Flows from Financing Activities:
  Proceeds from issuance of partnership
     units.............................        3,500,000              3,500,000                     --
  Proceeds from convertible debt.......       10,133,337              5,552,788              7,947,814
  Repayment of convertible debt........       (3,500,000)            (3,500,000)              (581,150)
                                             -----------            -----------            -----------
          Net cash provided by
            financing activities.......       10,133,337              5,552,788              7,366,664
                                             -----------            -----------            -----------
Net Increase (Decrease) in Cash and
  Cash Equivalents.....................          118,166                     --                (47,452)
Cash and Cash Equivalents, beginning of
  period...............................               --                     --                118,166
                                             -----------            -----------            -----------
Cash and Cash Equivalents, end of
  period...............................      $   118,166            $        --            $    70,714
                                             ===========            ===========            ===========

The accompanying notes to the financial statements are an integral part of these statements.

                               PHILLY ROSE, L.P.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The financial statements have been prepared by Philly Rose, L.P. (the "Partnership") and are unaudited except for the Statement of Operations for the Period from April 18, 1996 (inception) through December 29, 1996 and the Statement of Cash Flows for the Period from April 18, 1996 (inception) through December 29, 1996 and the notes related thereto. The financial statements have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of the Partnership, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Partnership's financial position, results of operations and cash flows as of June 15, 1997 and for all periods presented have been made. The statements are subject to audit adjustment. A description of the Partnership's accounting policies and other financial information are included in the audited financial statements included elsewhere herein.

2. MERGER WITH MAYFAIR BAGELS, L.P.

     On June 15, 1997, the Partnership was acquired by Mayfair Bagels, L.P., another area developer of Einstein/Noah Bagel Corp.

                             SUNBELT BAGELS, L.L.C.

                              FINANCIAL STATEMENTS
                             AS OF OCTOBER 5, 1997

                             SUNBELT BAGELS, L.L.C.

                                 BALANCE SHEET
                                  (UNAUDITED)

                                                              OCTOBER 5,
                                                                 1997
                                                              -----------
ASSETS
Current Assets:
  Cash and cash equivalents.................................  $   352,950
  Accounts receivable.......................................      170,883
  Inventories...............................................    1,687,128
  Prepaid expenses and other current assets.................      181,228
                                                              -----------
          Total current assets..............................    2,392,189
Property, Equipment and Other Related Assets, net...........   30,731,224
Costs in Excess of Net Assets Acquired, net.................   28,385,889
Notes Receivable............................................      910,000
Other Assets, net...........................................    1,986,872
                                                              -----------
          Total assets......................................  $64,406,174
                                                              ===========
LIABILITIES AND MEMBERS' EQUITY
Current Liabilities:
  Accounts payable..........................................  $ 3,463,755
  Accrued expenses..........................................      969,243
                                                              -----------
          Total current liabilities.........................    4,432,998
Convertible Debt............................................   48,588,586
Commitments and Contingencies...............................
Members' Equity.............................................   11,384,590
                                                              -----------
          Total liabilities and members' equity.............  $64,406,174
                                                              ===========

The accompanying notes to the financial statements are an integral part of this statement.

                             SUNBELT BAGELS, L.L.C.

                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                              FOR THE PERIOD FROM
                                                                MARCH 24, 1997
                                                              (INCEPTION) THROUGH
                                                                OCTOBER 5, 1997
                                                              -------------------
Revenue.....................................................      $27,061,491
Costs and Expenses:
  Cost of products sold.....................................        8,806,094
  Salaries and benefits.....................................       10,458,914
  General and administrative................................       11,163,126
                                                                  -----------
          Total costs and expenses..........................       30,428,134
Loss from Operations........................................       (3,366,643)
Other Income (Expense):
  Interest expense..........................................       (1,791,728)
  Other income, net.........................................           31,602
                                                                  -----------
          Total other expense...............................       (1,760,126)
                                                                  -----------
Net Loss....................................................      $(5,126,769)
                                                                  ===========

The accompanying notes to the financial statements are an integral part of these statements.

                             SUNBELT BAGELS, L.L.C.

                            STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                              FOR THE PERIOD FROM
                                                                MARCH 24, 1997
                                                              (INCEPTION) THROUGH
                                                                OCTOBER 5, 1997
                                                              -------------------
Cash Flows from Operating Activities:
  Net loss..................................................     $ (5,126,769)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Depreciation and amortization..........................        2,295,427
     Non-employee option expense Gain on sale of assets
      Changes in assets and liabilities, excluding effects
      from acquisitions:
       Inventories..........................................         (734,424)
       Accounts receivable..................................          (55,236)
       Accounts payable and accrued expenses................       (1,730,740)
       Prepaid expenses and other current assets............          (12,794)
       Other assets and liabilities.........................         (841,269)
                                                                 ------------
          Net cash used in operating activities.............       (6,205,805)
Cash Flows from Investing Activities:
  Purchase of property and equipment........................       (8,989,755)
  Purchase of net assets from ENBC..........................       (3,824,736)
                                                                 ------------
          Net cash used in investing activities.............      (12,814,491)
Cash Flows from Financing Activities:
  Proceeds from issuance of member units....................        1,800,000
  Proceeds from convertible debt............................       35,572,262
  Repayment of convertible debt.............................      (17,999,016)
                                                                 ------------
          Net cash provided by financing activities.........       19,373,246
                                                                 ------------
Net Increase in Cash and Cash Equivalents...................          352,950
Cash and Cash Equivalents, beginning of period..............               --
                                                                 ------------
Cash and Cash Equivalents, end of period....................     $    352,950
                                                                 ============

The accompanying notes to the financial statements are an integral part of these statements.

                             SUNBELT BAGELS, L.L.C.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS
                             AS OF OCTOBER 5, 1997

(1) BASIS OF PRESENTATION

     The financial statements have been prepared by Sunbelt Bagels, L.L.C. (the "Company") and are unaudited. The financial statements have been prepared in accordance with the instructions under Regulation S-X for interim financial statements and, therefore, do not necessarily include all information and footnotes required by generally accepted accounting principles. In the opinion of the Company, all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Company's financial position, results of operations and cash flows as of October 5, 1997. The statements are subject to audit adjustment.

(2) DESCRIPTION OF BUSINESS

     Sunbelt Bagels, L.L.C. (the "Company") owns and operates retail food service establishments under franchise agreements with Einstein/Noah Bagel Corp. ("ENBC"), under the Einstein Bros. Bagels and Baltimore Bagels brand names. The Einstein Bros. Bagels concept is designed to combine the authentic tastes of a bagel bakery with the atmosphere of a neighborhood coffee shop, offering products including fresh-baked bagels, proprietary cream cheeses, specialty coffees and teas, and creative sandwiches. The Company was formed on March 24, 1997, under the Delaware Limited Liability Company Act.

     The Company has an Area Development Agreement ("ADA") with ENBC, granting it the right to open 187 stores in portions of California, Arizona, Colorado, Idaho, Montana, Nebraska, Nevada, New Mexico, Texas, Utah and Wyoming. The ADA requires the Company to complete the store development by December 1999. The Company had 95 stores open at October 5, 1997. Pursuant to the franchise agreements, the Company is required to make periodic royalty payments based on net revenue, and pay franchise, real estate development, software license, software maintenance and other support service fees on a per store basis. The Company is also required to make advertising contributions to national and local advertising funds.

     For the period from March 24, 1997 (inception) through October 5, 1997, the Company had a net loss of $5,126,769 and negative working capital of $2,040,809. The Company is currently in a state of expansion as it continues to open stores in accordance with its ADA. The Company's ability to continue this expansion is contingent upon management's ability to raise additional equity and/or obtain additional financing. Management of the Company believes it will be able to continue to raise such equity and obtain such additional financing required to satisfy its ADA.

(3) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Fiscal Year

     The Company's fiscal year is the 52/53-week period ending on the last Sunday of December.

  Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market and consist of food, paper products and supplies.

                             SUNBELT BAGELS, L.L.C.

  Property, Equipment and Other Related Assets

     Property, equipment and other related assets are stated at cost less accumulated depreciation and amortization. The provision for depreciation and amortization has been calculated using the straight-line method. These assets are depreciated and amortized over the following useful lives:

Buildings and improvements..................................  5-15 years
Equipment and software......................................   3-8 years
Furniture and fixtures......................................  7-15 years
ADA and franchise fees......................................    15 years
Preopening costs............................................     1 year

     Property, equipment and other related asset additions include acquisitions of buildings, equipment, software, leasehold improvements and major improvements to existing stores. Additions also include costs incurred in the development and construction of new stores, including real estate development and franchise fees paid to ENBC. Expenditures for maintenance and repairs are charged to expense as incurred.

     Preopening costs consist primarily of salaries and other incremental direct expenses relating to the set up, initial stocking, training and general store management activities incurred prior to the opening of new stores. Amortization begins on the date the store is opened.

  Costs in Excess of Net Assets Acquired

     The excess purchase price over the fair value of net assets acquired is being amortized on a straight-line basis over 15 years.

  Notes Receivable

     The Company has received notes receivable from certain unit holders in exchange for their member units. In general, these notes are due within three years of issuance, bear interest at the prime rate and are collateralized by the member units.

  Revenue Recognition

     Revenue is recognized in the period in which related food and beverage products are sold.

  Income Taxes

     The Company is considered a flow-through entity for federal and state income tax purposes. Any taxable income or loss is reported by the members on their individual tax returns in accordance with the Company's Operating Agreement.

  Allocation of Profits, Losses and Distributions

     Profits and losses of the Company for any fiscal year are allocated to the members in proportion to their units; provided, however, that all items of income, gain, loss or deductions related to the exercise of options granted pursuant to any option plan (Note 7) shall be allocated to the member exercising the option.

     Distributions shall be made at such times and in such amounts as may be determined by the Manager, subject to compliance with the covenants set forth in the Company's secured loan agreement (Note 5). The Manager shall cause the Company to make distributions on an annual basis to each member in an amount equal to the estimated tax liability of the member resulting from the operations of the Company. Distributions shall be made to the members in proportion to their units held.

                             SUNBELT BAGELS, L.L.C.

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(4) PURCHASE OF NET ASSETS FROM ENBC

     On March 24, 1997, the Company paid to ENBC a total of approximately $3.3 million for 16 stores and related assets. In addition, the Company paid approximately $1,360,000 for certain rights and fees to develop future stores. The transaction has been accounted for under the purchase method of accounting. The pro forma effect of this transaction is not significant to the accompanying financial statements.

(5) CONVERTIBLE DEBT

     The Company has entered into a secured loan agreement (the "Agreement") with ENBC which provides ENBC the right to convert all or a portion of the loan into voting units of members' capital at $1.12 per unit. The specified percentage of members' capital to be acquired on conversion is dependent on the amount of financing to be provided in relation to the total capital and rights outstanding, but would constitute at least a majority of the capital of the Company on a fully diluted basis in the event that all of the loan was converted. The loan may be converted by ENBC at any time subsequent to March 1999, subject to the Company completing 80% of its development schedule, and up to March 2004, or at any time upon the Company being in default on the loan. Additionally, during this same time period, to the extent the loan is not fully drawn or has been drawn and repaid, ENBC has the option to acquire, at the loan conversion price, as defined, the amount of additional units it could have acquired by conversion of the loan had it been fully drawn. The loan is collateralized by substantially all of the assets of the Company and a pledge of the voting members' capital of the Company. The Agreement contains various restrictive covenants including restricting cash dividends and limiting additional indebtedness. The Company was in compliance with all such covenants at October 5, 1997.

     Interest is based upon the reference rate of the Bank of America Illinois (8.50% as of October 5, 1997) plus 1%. Interest-only payments are required through February 2000, at which time the loan converts to an amortizing term loan payable through February 2005, with a final balloon payment. The Agreement provides for a line of credit of $50,200,000, with $48,588,586 drawn as of October 5, 1997.

(6) MEMBERS' EQUITY

     The holders of the nonvoting units have the right to require the Company to redeem all of the nonvoting units at a pre-determined formula price ("Put Price") based on the store level cash flow of the Company in the event that (i) ENBC acquires a majority interest in the Company pursuant to the exercise of its conversion or option rights under the Agreement; (ii) ENBC does not consent to the Company's request to undertake a firm commitment underwritten public offering after ENBC's conversion and option rights under its agreement with the Company have expired unexercised; or (iii) ENBC does not consent to the Company's request to terminate its development and franchise agreements with ENBC after ENBC's conversion and option rights under its loan agreement with the Company have expired unexercised. In the event the Company does not redeem the nonvoting units when required to do so, ENBC will be obligated to purchase these units at the same price applicable to the Company.

                             SUNBELT BAGELS, L.L.C.

(7) OPTION PLANS

     The Company has reserved voting units for grant to employees and certain non-employees pursuant to the 1997 Unit Option Plan (the "Option Plan"). The option price is equal to the fair market value on the date of grant, as determined by the Manager. All unit options granted under the Option Plan are exercisable up to 10 years from the date of grant. The options generally vest at a rate of 10% at the end of the first year, an additional 20% at the end of the second year, an additional 30% at the end of the third year and the balance at the end of the fourth year from the date of grant.

(8) COMMITMENTS

     The Company leases store premises under various noncancelable operating lease agreements. Lease terms are generally five years with two or three five-year renewal options. Most of the leases contain escalation clauses and common area maintenance charges.

     The Company obtains a majority of its produce and other supplies from a limited number of vendors. Management believes that, if necessary, the Company would be able to replace any of its sources of supply with other vendors without a disruption in service.

(9) MERGER WITH BCE WEST BAGELS, L.L.C.

     On April 20, 1997, the Company merged with BCE West Bagels, L.L.C., another area developer of Einstein/Noah Bagel Corp., resulting in the Company obtaining the rights to open an additional 107 stores in portions of Arizona, Colorado, Idaho, Montana, Nebraska, Nevada, New Mexico, Texas, Utah and Wyoming under the Einstein Bros. Bagels brand, of which 58 stores were open at that date.